VARIABLE ANNUITY PROSPECTUS

March 15, 2006, as supplemented through and reprinted on October 9, 2006

THE GUARDIAN INVESTOR

ASSET BUILDER

THIS PROSPECTUS describes an Individual Flexible Premium Deferred Variable Annuity Contract. It contains important information that you should know before investing in the contract. Please read this prospectus carefully, along with the accompanying Fund prospectuses, and keep them for future reference.

The contract is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC) through its Separate Account R (the Separate Account). The contract is designed to provide tax deferred annuity benefits under retirement programs. It will also pay a death benefit if the annuitant or the owner dies before annuity payments begin.

The minimum initial premium payment is $2,000. Your premiums may be invested in up to 20 variable investment options or 19 variable investment options and the fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The variable investment options invest in the mutual funds listed below. Some of these Funds may not be available in your state. The prospectuses for these Funds accompany this prospectus.

•	RS Variable Products Trust
–	RS Core Equity VIP Series†
–	RS S&P 500 Index VIP Series†
–	RS Asset Allocation VIP Series†
–	RS High Yield Bond VIP Series†
–	RS Low Duration Bond VIP Series†
–	RS Large Cap Value VIP Series†
–	RS Partners VIP Series†
–	RS Small Cap Core Equity VIP Series†
–	RS International Growth VIP Series†
–	RS Emerging Markets VIP Series†
–	RS Investment Quality Bond VIP Series†
–	RS Cash Management VIP Series†

•	AIM Variable Insurance Funds (Series II Shares)
–	AIM V.I. Capital Appreciation Fund*
–	AIM V.I. Basic Value Fund
–	AIM V.I. Government Securities Fund
–	AIM V.I. Mid Cap Core Equity Fund
–	AIM V.I. Core Equity Fund**
•	The Alger American Fund
–	Alger American Leveraged AllCap Portfolio (Class S Shares)
•	AllianceBernstein (Class B)
–	AllianceBernstein Real Estate Investment Portfolio
–	AllianceBernstein Value Portfolio
–	AllianceBernstein Growth & Income Portfolio
–	AllianceBernstein Large Cap Growth Portfolio
–	AllianceBernstein Global Technology Portfolio
•	Davis Variable Account Fund, Inc.
–	Davis Financial Portfolio
–	Davis Real Estate Portfolio
–	Davis Value Portfolio
•	Fidelity Variable Insurance Products Funds (Service Class 2)
–	Fidelity VIP Balanced Portfolio
–	Fidelity VIP Contrafund Portfolio
–	Fidelity VIP Equity-Income Portfolio
–	Fidelity VIP Growth Portfolio
–	Fidelity VIP Investment Grade Bond Portfolio
–	Fidelity VIP Mid Cap Portfolio
•	Franklin Templeton Variable Insurance Products Trust (Class 2 Shares)
–	Franklin Rising Dividends Securities Fund
–	Franklin Small Cap Value Securities Fund
–	Templeton Growth Securities Fund
•	Gabelli Capital Series Funds, Inc.
–	Gabelli Capital Asset Fund
•	MFS® Variable Insurance TrustSM (Service Class)
–	MFS Research Bond Series
–	MFS Capital Opportunities Series
–	MFS Emerging Growth Series
–	MFS Investors Trust Series
–	MFS New Discovery Series
–	MFS Strategic Income Series
–	MFS Total Return Series
•	Value Line Centurion Fund
•	Value Line Strategic Asset Management Trust
•	Van Kampen Life Investment Trust (Class II Shares)
–	Van Kampen Life Investment Trust Government Portfolio
–	Van Kampen Life Investment Trust Growth and Income Portfolio

A Statement of Additional Information about the contract and the Separate Account is available free of charge by writing to GIAC at its Customer Service Office, P.O. Box 26210, Lehigh Valley, Pennsylvania 18002, or by calling 1-800-221-3253. Its contents are noted on page 109 of this prospectus.

The Statement of Additional Information, which is also dated March 15, 2006, is incorporated by reference into this prospectus.

†	Effective October 9, 2006, pursuant to shareholder approval of a plan of reorganization, the Guardian Stock Fund, Guardian VC 500 Index Fund, Guardian VC Asset Allocation Fund, Guardian VC High Yield Bond Fund, Guardian VC Low Duration Bond Fund, Guardian UBS VC Large Cap Value Fund, Guardian UBS VC Small Cap Value Fund, Guardian Bond Fund, Guardian Cash Fund, Baillie Gifford International Growth Fund, Baillie Gifford Emerging Markets Fund, and Guardian Small Cap Stock Fund (collectively, the “Guardian Funds”) are no longer available as investment options under this contract. They have been replaced by the RS Core Equity VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS High Yield Bond VIP Series, RS Low Duration Bond VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS Investment Quality Bond VIP Series, RS Cash Management VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series and the RS Small Cap Core Equity VIP Series (collectively, the “RS Funds”), respectively, each a series of the RS Variable Products Trust.
*	Effective May 1, 2006, pursuant to shareholder approval of a plan of reorganization, assets in the AIM V.I. Aggressive Growth Fund and the AIM V.I. Growth Fund were transferred to the AIM V.I. Capital Appreciation Fund. As a result of the reorganization, the AIM V.I. Aggressive Growth Fund and the AIM V.I. Growth Fund ceased operations and are no longer investment options under the contract. They have been replaced by the AIM V.I. Capital Appreciation Fund.
**	Effective May 1, 2006, pursuant to shareholder approval of a plan of reorganization, assets in the AIM V.I. Premier Equity Fund were transferred to the AIM V.I. Core Equity Fund. As a result of the reorganization, the AIM V.I. Premier Equity Fund ceased operations and is no longer an investment option under the contract. It has been replaced by the AIM V.I. Core Equity Fund.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, Statement of Additional Information and other information.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus.

The contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, and the contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

CONTENTS

This variable annuity contract may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC. This prospectus is not valid without the prospectuses for the Funds.

SUMMARY

SUMMARY

WHAT IS A VARIABLE ANNUITY CONTRACT?

A VARIABLE ANNUITY CONTRACT allows you to accumulate tax-deferred savings which are invested in options that you choose. This is the accumulation period of the contract. On an agreed date, you will start receiving regular payments from the amount you have saved and any investment earnings. This is the annuity period. The amount of the annuity payments will depend on earnings during the accumulation period, and afterward if you select a variable annuity option. That’s why this product is called a variable annuity.

HOW A VARIABLE ANNUITY WORKS

During the accumulation period, this contract allows you to allocate your net premium payments and accumulation value to as many as 20 variable investment options, or 19 variable investment options and the fixed-rate option.

When you allocate your premiums to the variable investment options, you bear the risk of any investment losses. No assurance can be given that the value of the contract during the accumulation period, or the total amount of annuity payments made under the contract, will equal or exceed the net premium payments allocated to the variable investment options. When you allocate your net premium payments to the fixed-rate option, the contract guarantees that they will earn a minimum rate of interest and the investment risk is borne by GIAC.

GIAC has established a Separate Account to hold the variable investments in its annuity contracts. The Separate Account has 47 investment divisions, corresponding to 47 variable investment options, each of which invests in a mutual fund. Your net premiums are used to buy accumulation units in the investment divisions you have chosen, or are allocated to the fixed-rate option.

The total value of your contract’s investment in the investment divisions and in the fixed-rate option is known as the accumulation value. It’s determined by multiplying the number of variable accumulation units credited to your account in each investment division by the current value of the division’s units, and adding your value in the fixed-rate option.

The value of units in a variable investment division reflects the investment experience within the division. The value of units in the fixed-rate option reflects interest accrued at a rate not less than the guaranteed minimum specified in the contract. For a complete explanation, please see Financial information: How we calculate unit values.

THE ANNUITY PERIOD

Annuity payments under this contract must begin no later than the annuitant’s 90th birthday. Distributions under the contract are taxable, and if you take money out of the contract before age 59 1/2, you may also incur a 10% Federal tax penalty on amounts included in your income. You may select one or a combination of annuity payout options under the contract:

Payout options

Annuity payout options are available on either a variable or fixed-rate basis.

•	Life annuity without a guaranteed period

•	Life annuity with a guaranteed period

•	Joint and survivor annuity

•	Payments to age 100
•	Payments for a period certain

•	10-year guaranteed period

These payout options are available on either a variable or fixed-rate basis. Please see The annuity period.

OTHER CONTRACT FEATURES

Transfers among investment options

You can make transfers among the variable investment options at any time, although such transfers may be severely restricted in an effort to protect against potential harm from frequent transfers. Please see Frequent Transfers Among the Variable Investment Options. Transfers to and from the fixed-rate option are only permitted during the accumulation period. Certain restrictions apply to transfers out of the fixed-rate option. Transfers must also comply with the rules of any retirement plan that apply. Please see The accumulation period: Transfers.

Death benefits

If you, or another person named as the annuitant, should die before annuity payments begin, then we pay a death benefit to the beneficiary. You also have the option of purchasing one of three enhanced death benefit riders that may provide a greater death benefit. Please see Other contract features: Death benefits.

Optional riders

You also have the option to purchase other riders to provide additional benefits. DecadeSM, the living benefit rider, provides that your contract value on the tenth anniversary is at least equal to your initial premium payment (adjusted for any partial withdrawals), provided you comply with certain rules. The earnings benefit rider may in certain circumstances increase the death benefit payable upon the annuitant’s death if your contract

SUMMARY	PROSPECTUS	1

earnings exceed your adjusted premium payments. The guaranteed minimum income benefit rider establishes a guaranteed income base that can be used to provide a guaranteed minimum income annuity benefit regardless of the investment performance of the contract. The guaranteed minimum withdrawal benefits provide a guaranteed minimum withdrawal regardless of the investment performance of the contract. Please refer to Other contract features.

Surrenders and partial withdrawals

At any time during the accumulation period, you may withdraw some or all of the amount you have saved in the contract. Taking out all you have saved is known as a surrender; taking out part of your savings is a partial withdrawal. Once annuity payments begin, surrenders and partial withdrawals are only available with the Payments to age 100 or the Payments for a period certain annuity payout options. Please see The accumulation period: Surrenders and partial withdrawals. Surrenders from qualified plans may be restricted or forbidden by the plan document and may have negative tax consequences.

EXPENSES

The following are expenses that you will incur as a contract owner:

•	Operating expenses for mutual funds comprising the variable investment options

Management fees, 12b-1 fees, and other expenses associated with the Funds you may pay while owning the contract ranged from 0.37% to 1.51% in 2005, but may be different in the future. Actual charges will depend on the variable investment options you select. We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

•	Mortality and expense risk charges

1.25% annually of the net asset value of your variable investment options.

•	Administrative expenses

0.20% annually of the net asset value of your variable investment options.

•	Contract fee

An annual fee of $35, if the accumulation value in your contract is less than $100,000 on your contract’s anniversary date.

The following are expenses that you may incur as a contract owner:

•	Contingent deferred sales charges

A charge of 2% to 8% against any amount that you withdraw that has been in your contract for less than seven years. The actual amount will depend on the number of years the amount has been invested.

•	Enhanced death benefit expense

If you choose this benefit, the annual expense is 0.20%, 0.30% or 0.50% of the net asset value of your variable investment options, depending on the rider chosen.

•	Living benefit rider expense

If you choose this rider, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

•	Earnings benefit rider expense

If you choose this rider, you will pay a daily charge at an annual rate of 0.25% of the net asset value of your variable investment options.

•	Guaranteed minimum income benefit rider expense

If you choose this rider, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider.

•	Guaranteed minimum withdrawal benefit rider expense

If you choose one of these riders, you will pay an annual charge of 0.50%, 0.60% or 0.75% of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the rider chosen.

•	Annuity taxes

A tax on premiums or annuity payments, applicable in some states and municipalities only, that currently range up to 3.5% of premiums paid to the contract.

•	Partial withdrawal charge

During the annuity period, if you choose Fixed Annuity Payments to Age 100, Variable Annuity Payments to Age 100 or Payments for a Period Certain as an annuity payout option and you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

DECIDING TO PURCHASE A CONTRACT

You should consider purchasing a variable annuity contract if your objective is to invest over a long period of time and to accumulate assets on a tax-deferred basis, generally for retirement. A tax-deferred accrual feature is provided by any tax-qualified arrangement. Therefore, you should have reasons other than tax deferral for purchasing the contract to fund a tax-qualified arrangement. You have the right to examine the contract and return it for cancellation within 10 days of receiving it.

Free-look period

You have the right to examine the contract and return it for cancellation within 10 days of receiving it. This is known as the free-look period.

2	PROSPECTUS	SUMMARY

EXPENSE TABLES

This is known as the free-look period. If you exercise this free-look privilege, and you live in a state that does not require us to return premiums paid, you will bear the risk of any decline in your contract’s value during the free-look period. The period may be longer than 10 days in some states. Because the laws and regulations that govern the contract vary among the jurisdictions where the contract is sold, some of the contract’s terms will vary depending on where you live.

We sell other variable annuity contracts with other features and charges. Please contact us if you would like more information.

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value among investment options. State premium taxes may also be deducted.*

CONTRACT OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchases:	None
Contingent Deferred Sales Charge	8% declining annually[1]
Number of contract years completed from the date of premium payment	Contingent deferred sales charge percentage
0	8%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7+	0% and thereafter
Transfer Fee:	$25 for each transfer (currently, none)

* If you reside in a state that requires us to deduct a premium tax, this tax can range from 0.5% to 3.5% of the contract accumulation value, depending on the state requirements.

1 The contingent deferred sales charge is assessed on premiums withdrawn that have been in your contract for less than seven contract years. You may withdraw in each contract year, without a deferred sales charge, a sum equal to the following: (i) the excess of value in your contract over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal; plus (ii) 10% of premium payments that have been in the contract for less than seven years minus the aggregate amount of all prior free partial withdrawals of such premium payments made during the current contract year.

There is a partial withdrawal charge that applies to partial withdrawals during the annuity period in excess of one per quarter. This charge is the lesser of $25 or 2% of the partial withdrawal amount. Partial withdrawals are only available during the annuity period if you choose one of the two payments to 100 annuity payout options or the period certain annuity payout option.

Expenses

The tables will assist you in understanding the various costs and expenses of the Separate Account and its underlying Funds that you will bear directly or indirectly. See Financial Information –Contract costs and expenses and the accompanying Fund prospectuses for a more complete description of the various costs and expenses. Premium taxes may apply.

EXPENSE TABLES	PROSPECTUS	3

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the fees and expenses of the underlying mutual funds associated with the variable investment options.

Annual Contract Fee:	$35.00*
*	The annual contract fee may be lower where required by state law.

SEPARATE ACCOUNT LEVEL ANNUAL EXPENSES

(as a percentage of daily net asset value)

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
ECADB = Enhanced Contract Anniversary Death Benefit

	Contracts with no rider benefits	Contracts with 7 yr EDB	Contracts with CAEDB	Contracts with ECADB	Contracts with LB or EB	Contracts with LB and EB	Contracts with 7 yr EDB and LB or EB	Contracts with 7 yr EDB LB and EB	Contracts with CAEDB and LB or EB	Contracts with CAEDB LB and EB	Contracts with ECADB and LB or EB	Contracts with ECADB, LB and EB
Mortality & Expense Risk Charge	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Other Separate Account Fees
• Administrative Charge	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
• Charges for Additional Riders
– 7 year Enhanced Death Benefit (7yr EDB)	0.00%	0.20%	0.00%	0.00%	0.00%	0.00%	0.20%	0.20%	0.00%	0.00%	0.00%	0.00%
– Contract Anniversary Enhanced Death Benefit (CAEDB)	0.00%	0.00%	0.50%	0.00%	0.00%	0.00%	0.00%	0.00%	0.50%	0.50%	0.00%	0.00%
– Enhanced Contract Anniversary Death Benefit (ECADB)	0.00%	0.00%	0.00%	0.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.30%	0.30%
– Living Benefit (LB)}	0.00%	0.00%	0.00%	0.00%	0.25%	0.50%	0.25%	0.50%	0.25%	0.50%	0.25%	0.50%
– Earnings Benefit (EB)
Subtotal Other Separate Account Fees	0.20%	0.40%	0.70%	0.50%	0.45%	0.70%	0.65%	0.90%	0.95%	1.20%	0.75%	1.00%
Total Separate Account Level Annual Expenses	1.45%	1.65%	1.95%	1.75%	1.70%	1.95%	1.90%	2.15%	2.20%	2.45%	2.00%	2.25%

FEES FOR OPTIONAL BENEFITS DEDUCTED FROM ACCUMULATION VALUE

Annual Guaranteed Minimum Income Benefit Rider Fee:	0.50% of guaranteed income base†
†	Please see the Guaranteed Minimum Income Benefit (GMIB) Rider section of this prospectus for a definition of “guaranteed income base.”

Annual Guaranteed Minimum Withdrawal Benefit Rider Fee:	0.50% of adjusted guaranteed withdrawal balance (current)†† 1.00% of adjusted guaranteed withdrawal balance (maximum)††

Annual Single Life Guaranteed Minimum Withdrawal Benefit Rider Fee:	0.60% of adjusted guaranteed withdrawal balance (current)†† 1.00% of adjusted guaranteed withdrawal balance (maximum)††

Annual Spousal Continuation Guaranteed Minimum Withdrawal Benefit Rider Fee:	0.75% of adjusted guaranteed withdrawal balance (current)†† 1.25% of adjusted guaranteed withdrawal balance (maximum)††
††	The current charge for this rider is 0.50%, 0.60% or 0.75%, depending on the rider chosen. We reserve the right to increase the charge to a maximum of 1.00% or 1.25%, depending on the rider chosen, if the guaranteed withdrawal balance is stepped up to equal the accumulation value of the contract. Please see the Guaranteed Minimum Withdrawal Benefit Riders section of this prospectus for more information and a definition of “adjusted guaranteed withdrawal balance.”

4	PROSPECTUS	EXPENSE TABLES

The next item shows the lowest and highest total operating expenses charged by the mutual fund companies for the last completed fiscal year. Expenses may be different in the future. More detail concerning fees and expenses is contained in the prospectus for each underlying mutual fund.

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

(expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution [and/or service] (12b-1) fees, and other expenses)

	Lowest	Highest
Total Annual Underlying Mutual Fund Operating Expenses (before applicable waivers and reimbursements)**	0.37%	1.51%

The fee and expense information regarding the underlying mutual funds was provided by those mutual funds and has not been independently verified by GIAC.

**	“Total Annual Underlying Mutual Fund Operating Expenses” are expenses for the fiscal year ended December 31, 2005.

EXPENSE TABLES	PROSPECTUS	5

Expense Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses, contract fees, separate account annual expenses and underlying mutual fund fees and expenses.

The Examples assume that you invest $10,000 in the contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: a) maximum and (b) minimum fees and expenses of any of the underlying mutual funds. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

Chart 1. Chart 1 assumes you select the Basic Contract with the Contract Anniversary Enhanced Death Benefit, Earnings Benefit and Spousal Continuation Guaranteed Minimum Withdrawal Benefit Riders, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $1,185	(a) $2,040	(a) $2,915	(a) $5,220
(b) $1,065	(b) $1,676	(b) $2,329	(b) $4,187

Chart 2. Chart 2 assumes you select the Basic Contract with the Contract Anniversary Enhanced Death Benefit, Earnings Benefit and Spousal Continuation Guaranteed Minimum Withdrawal Benefit Riders, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $505	(a) $1,529	(a) $2,573	(a) $5,220
(b) $385	(b) $1,180	(b) $2,008	(b) $4,187

Chart 3. Chart 3 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $1,026	(a) $1,542	(a) $2,091	(a) $3,685
(b) $ 906	(b) $1,169	(b) $1,476	(b) $2,517

Chart 4. Chart 4 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $346	(a) $1,052	(a) $1,778	(a) $3,685
(b) $226	(b) $ 694	(b) $1,184	(b) $2,517

A table of accumulation unit values is in Appendix A – Summary Financial Information.

6	PROSPECTUS	EXPENSE TABLES

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc. (GIAC) is a stock life insurance company incorporated in the state of Delaware in 1970. GIAC, which issues the contracts offered with this prospectus, is licensed to conduct an insurance business in all 50 states of the United States and the District of Columbia. The company had total assets (GAAP basis) of over $10 billion as of December 31, 2005. Its financial statements appear in the Statement of Additional Information.

GIAC’s executive office is located at 7 Hanover Square, New York, New York 10004. The mailing address of the GIAC Customer Service Office, which administers these contracts, is P.O. Box 26210, Lehigh Valley, Pennsylvania 18002.

GIAC is wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2005, Guardian Life had total assets (GAAP basis) in excess of $40 billion. Guardian Life does not issue the contracts offered under this prospectus and does not guarantee the benefits they provide.

EXPENSE TABLES	PROSPECTUS	7

BUYING A CONTRACT

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one annuity contract for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally earn a commission if you buy this contract through an exchange or otherwise).

THE PURCHASE PROCESS

If you would like to buy a contract, you must complete, sign, and forward the application form to us at the address set forth below. Alternatively, if permitted in your state, you may also initiate the purchase by using such other form or in such other manner as we find acceptable. You or your agent then must send any applicable paperwork, along with your initial premium payment, by regular U.S. mail to the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26210

Lehigh Valley, Pennsylvania 18002

If you wish to send your application or other paperwork and payment by certified, registered or express mail, please address it to:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

3900 Burgess Place

Bethlehem, Pennsylvania 18017

Our decision to accept or reject your proposed purchase is based on administrative rules such as whether you have completed the form completely and accurately or otherwise supplied us with sufficient information for us to accept the proposed purchase. We have the right to reject any application, proposed purchase or initial premium payment for any reason.

If we accept your purchase as received, we will credit your net premium payment to your new contract within two business days. If your purchase is not complete within five business days of our receiving your application or other applicable paperwork, we will return it to you along with your payment.

If you are considering purchasing a contract with the proceeds of another annuity or life insurance contract, it may not be advantageous to replace the existing contract by purchasing this contract. A variable annuity is not a short-term investment.

PAYMENTS

We require a minimum initial premium payment of $2,000. Thereafter, the minimum additional payment is $100. However, if you purchase a contract through an employer payroll deduction plan, we will accept purchase payments below $100. We will not accept an initial premium payment greater than $2,000,000 without prior permission from an authorized officer of GIAC. However, if you purchase the GMIB rider, the initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of GIAC. Without our written consent, total flexible premium payments made in any contract year after the first may not exceed $1,000,000. If your contract is issued in Massachusetts, we will accept premium payments until the annuitant’s 81st birthday.

8	PROSPECTUS	BUYING A CONTRACT

THE ACCUMULATION PERIOD

HOW WE ALLOCATE YOUR PREMIUM PAYMENTS

After we receive your initial premium payment and issue a contract to you, we will normally credit subsequent net premium payments to your contract on the same day we receive them, provided we receive them prior to the close of our regular business day.

If we receive your payment on a non-business day, or after our close, we will normally credit it on the next business day. If required in your state or municipality, annuity taxes are deducted from your payment before we credit it to your contract. We call the amount remaining after this deduction the net premium payment.

We use net premium payments to purchase accumulation units in the variable investment options you have chosen or in the fixed-rate option, according to your instructions in the application or as later changed. The prices of accumulation units are set daily because they change along with the share values of the underlying Funds. The amount you pay for each unit will be the next price calculated after we receive and accept your payment.

The value of accumulation units will vary as you earn interest in the fixed-rate option or as the value of investments rises and falls in the variable investment options.

You can change your investment option selections or your percentage allocations by notifying us in writing. We will apply your new instructions to subsequent net premium payments after we receive and accept them. Please remember that you cannot invest in more than 20 variable investment options at any given time.

AUTOMATED PURCHASE PAYMENTS

You may elect to participate in our automated payment program by authorizing your bank to deduct money from your checking account or savings account to make monthly purchase payments. We will debit your account on the 15th of each month or the next business day if the 15th is not a business day. You tell us the amount of the monthly purchase payment and specify the effective date on our authorization form. You may request to participate, change the amount of your purchase payments, change bank accounts or terminate the program at any time prior to the first of the month for your requested transaction to be processed for that month. For IRAs, the maximum monthly purchase payment is 1/12th of your allowable annual contribution.

THE SEPARATE ACCOUNT

GIAC has established a Separate Account, known as Separate Account R, to receive and invest your premium payments in the variable investment options. The Separate Account has 47 investment divisions, corresponding to the 47 Funds available to you. The performance of each division is based on the Fund in which it invests.

The Separate Account was established by GIAC on March 12, 2003. It is registered as a unit investment trust under the Investment Company Act

Accumulation

units

The value of accumulation units will vary as the value of investments rises and falls in the variable investment options and also due to expenses and the deduction of certain charges.

ACCUMULATION PERIOD	PROSPECTUS	9

Variable

investment options

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed rate option at any time.

of 1940 (the 1940 Act) and meets the definition of a separate account under federal securities laws. State insurance law provides that the assets of the Separate Account equal to its reserves and other liabilities are not chargeable with GIAC’s obligations except those under annuity contracts issued through the Separate Account. Income, gains and losses of the Separate Account are kept separate from other income, gains or losses of the contract owner.

Each investment division is administered and accounted for as part of the general business of GIAC. Under Delaware law, the income and capital gains or capital losses of each investment division, whether realized or unrealized, are credited to or charged against the assets held in that division according to the terms of each contract, without regard to other income, capital gains or capital losses of the other investment divisions or of GIAC. Contract obligations are GIAC’s responsibility. According to Delaware insurance law, the assets of the Separate Account are not chargeable with liabilities arising out of any other business GIAC may conduct. Please see Financial Information: Federal tax matters.

We have the right to make changes to the Separate Account, to the investment divisions within it, and to the Fund shares they hold. We may make these changes for some or all contracts. These changes must be made in a manner that is consistent with laws and regulations. When necessary, we’ll use this right to serve your best interests and to carry out the purposes of the contract. Possible changes to the Separate Account and the investment divisions include:

•	deregistering the Separate Account under the 1940 Act,

•	operating the Separate Account as a management investment company, or in another permissible form,

•	combining two or more Separate Accounts or investment divisions,

•	transferring assets among investment divisions, or into another Separate Account, or into GIAC’s general account,

•	modifying the contracts where necessary to preserve the favorable tax treatment that owners of variable annuities currently receive under the Internal Revenue Code,

•	eliminating the shares of any of the Funds and substituting shares of another appropriate Fund (which may have different fees and expenses or may be available/closed to certain purchasers), and

•	adding to or suspending your ability to make allocations or transfers into any variable investment option or the fixed-rate option.

VARIABLE INVESTMENT OPTIONS

You may choose to invest in a maximum of 20 of the variable investment options or 19 of the variable investment options and the fixed rate option at any time. Each Fund is an open-end management investment company, registered with the Securities and Exchange Commission under the 1940 Act.

The Funds have different investment objectives which influence their risk and return. The table below summarizes their main characteristics.

10	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

	Investment objectives	Typical investments
RS Core Equity VIP Series	Seeks long-term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income	U.S. common stocks
RS S&P 500 Index VIP Series	Seeks to track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.	Common stocks of companies in the S&P Index, which emphasizes large U.S. companies
RS Asset Allocation VIP Series	Long-term total investment return consistent with moderate investment risk. Seeks total investment return consists of income and changes in the market value of the fund’s investments.	Shares of RS S&P 500 Index VIP Series, the RS Core Equity VIP Series, the RS Investment Quality Bond VIP Series, and the RS Cash Management VIP Series
RS High Yield Bond VIP Series	Seeks current income; capital appreciation is a secondary objective	Corporate bonds and other debt securities rated below investment grade
RS Low Duration Bond VIP Series	Seeks a high level of current income consistent with preservation of capital	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities and obligations of the U.S. government and its agencies
RS Large Cap Value VIP Series	Seeks to maximize total return, consisting of capital appreciation and current income	Normally, at least 80% of the value of the Fund’s net assets is invested in equity securities issued by companies with large market capitalization at the time of purchase
RS Partners VIP Series	Seeks long-term growth. The Fund seeks to increase shareholder capital over the long term.	Principally, equity securities of companies with market capitalizations up to $3 billion that the adviser believes to be undervalued. The fund may at times invest a portion of its assets in debt securities and other income-producing securities.
RS Investment Quality Bond VIP Series	Seeks to secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations
RS Cash Management VIP Series	Seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity	Money market instruments
RS International Growth VIP Series	Seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.	Common stocks and convertible securities issued by foreign companies
RS Emerging Markets VIP Series	Seeks long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.	Common stocks and convertible securities of emerging market companies

ACCUMULATION PERIOD	PROSPECTUS	11

Variable investment options

	Investment objectives	Typical investments
RS Small Cap Core Equity VIP Series	Seeks long-term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.	U.S. common stocks of companies with small market capitalization
AIM V.I. Capital Appreciation Fund	Growth of capital	Common stocks
AIM V.I. Basic Value Fund	Long-term growth of capital	Equity securities of U.S. issuers that have market capitalizations of greater than $500 million and are believed to be undervalued in relation to long-term earning power or other factors
AIM V.I. Government Securities Fund	Achieve a high level of current income consistent with reasonable concern for safety of principal	Debt securities issued, guaranteed or otherwise backed by the U.S. government
AIM V.I. Mid Cap Core Equity Fund	Long-term growth of capital	Equity securities, including convertible securities, of mid-cap companies
AIM V.I. Core Equity Fund	Growth of capital	Equity securities including convertible securities of established companies
Alger American Leveraged AllCap Portfolio	Long-term capital appreciation	Equity securities of companies of any size which demonstrate promising growth potential
AllianceBernstein Real Estate Investment Portfolio	Total return from long-term growth of capital and from income	Equity securities of real estate investment trusts or “REITS” and other real estate industry companies
AllianceBernstein Value Portfolio	Long-term growth of capital	Diversified portfolio of equity securities
AllianceBernstein Growth & Income Portfolio	Long-term growth of capital	Dividend-paying common stocks of good quality
AllianceBernstein Large Cap Growth Portfolio	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth
AllianceBernstein Global Technology Portfolio	Long-term growth of capital	Securities of companies that use technology extensively in the development of new or improved products or processes
Davis Financial Portfolio	Long-term growth of capital	Common stocks of financial companies
Davis Real Estate Portfolio	Total return through a combination of growth and income	Securities issued by companies that are “principally engaged” in real estate
Davis Value Portfolio	Long-term growth of capital	U.S. common stocks of companies with at least $10 billion market capitalization
Fidelity VIP Balanced Portfolio	Income and growth of capital	Balance between stocks, bonds and other debt securities
Fidelity VIP Contrafund Portfolio	Long-term capital appreciation	U.S. and foreign common stocks of companies believed to be undervalued
Fidelity VIP Equity-Income Portfolio	Reasonable income; also considers potential for capital appreciation	Income-producing equity securities
Fidelity VIP Growth Portfolio	Capital appreciation	Common stocks of companies believed to have above-average growth potential
Fidelity VIP Investment Grade Bond Portfolio	As high level of current income as is consistent with the preservation of capital	U.S. dollar-denominated investment grade bonds
Fidelity VIP Mid Cap Portfolio	Long-term growth of capital	Common stocks with medium market capitalization, both U.S. and foreign

12	PROSPECTUS	ACCUMULATION PERIOD

Variable investment options

	Investment objectives	Typical investments
Franklin Rising Dividends Securities Fund	Long-term capital appreciation	Equity securities of companies that have paid consistently rising dividends over the past 10 years
Franklin Small Cap Value Securities Fund	Long-term total return	Equity securities of small-cap U.S. companies believed to be undervalued
Gabelli Capital Asset Fund	Growth of capital; current income as a secondary objective	U.S. common stocks, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers.
MFS Research Bond Series	Total return (a high level of current income and long-term growth of capital)	Fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities
MFS Capital Opportunities Series	Capital appreciation	Common stocks and related securities such as preferred stocks, convertible securities and depositary receipts for these securities
MFS Emerging Growth Series	Long-term growth of capital	Common stocks and related securities, such as preferred stock convertible securities, and depository receipts for those securities of emerging growth companies of any size
MFS Investors Trust Series	Long-term growth of capital with a secondary objective to seek reasonable current income	Common stocks and related securities, such as preferred stock, convertible securities, and depository receipts issued by U.S. and foreign companies
MFS New Discovery Series	Capital appreciation	Equity securities of emerging growth companies that offer companies that offer superior prospects for growth both U.S. and foreign
MFS Strategic Income Series	High current income and secondary objective is significant capital appreciation	U.S. and foreign government securities corporate bonds and mortgage-backed and asset-backed securities
MFS Total Return Series	Above average income consistent with prudent employment of capital; as a secondary objective, to provide reasonable opportunity for growth of capital and income	Broad list of securities, including a combination of equity and fixed-income, both U.S. and foreign
Templeton Growth Securities Fund	Long-term capital growth	Equity securities of companies that are located anywhere in the world, including those in the U.S. and emerging markets
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking Systems, bonds and money market instruments
Van Kampen Life Investment Trust Government Portfolio (Class II shares)	High current return consistent with preservation of capital	Debt securities issued by or guaranteed by the U.S. government, its agencies or its instrumentalities
Van Kampen Life Investment Trust Growth and Income Portfolio (Class II shares)	Long-term growth of capital and income	Income-producing equity securities, including common stocks and convertible securities, although investments are also made in non-convertible preferred stocks and debt securities

ACCUMULATION PERIOD	PROSPECTUS	13

Before investing

Please read the accompanying Fund prospectuses carefully. They contain important information on the investment objectives, policies, charges and expenses of the Funds.

Some of these Funds may not be available in your state.

Some Funds have similar investment objectives and policies to other funds managed by the same adviser. The Funds may also have the same or similar names to mutual funds available directly to the public on a retail basis. The Funds are not the same funds as the publicly available funds. As a result, the investment returns of the Funds may be higher or lower than these similar funds managed by the same adviser. There is no assurance, and we make no representation, that the performance of any Fund will be comparable to the performance of any other fund.

Some of these Funds are available under other separate accounts supporting variable annuity contracts and variable life insurance policies of GIAC and other companies. We do not anticipate any inherent conflicts with these arrangements. However, it is possible that conflicts of interest may arise in connection with the use of the same Funds under both variable life insurance policies and variable annuity contracts, or issued by different companies. While the Board of Directors of each Fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts of interest arising out of this arrangement, we may also take actions to protect the interests of our contract owners. See the accompanying Fund prospectuses for more information about possible conflicts of interest.

Investment advisers (or their affiliates) pay us compensation every year for administration, distribution or other expenses. Currently, these advisers include MFS Investment Management, A I M Advisors, Inc., Fred Alger Management, Inc., Fidelity Management & Research Company, Gabelli Funds, LLC, Davis Selected Advisers, LP, Alliance Capital Management LP, Value Line, Inc., Van Kampen Asset Management Inc., and Templeton Global Advisers Limited. This compensation ranges from .15% to .35% of the average daily net assets that are invested in the variable investment options available through the Separate Account. We also receive 12b-1 fees from some Funds. Those Funds include funds from AIM, Alger, AllianceBernstein, Fidelity, Franklin Templeton, MFS, Value Line and Van Kampen. Currently, the amount of 12b-1 fees ranges from .08% to .40%.

The Funds’ investment advisers and their principal business addresses are shown in the table below.

Fund	Investment adviser and principal business address
RS Core Equity VIP Series RS Partners VIP Series RS Small Cap Core Equity VIP Series	RS Investment Management Co. LLC 388 Market Street San Francisco, CA 94111
RS S&P 500 Index VIP Series RS Asset Allocation VIP Series RS High Yield Bond VIP Series RS Low Duration Bond VIP Series RS Investment Quality Bond VIP Series RS Cash Management VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111
Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, NY 10004
RS Large Cap Value VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111

UBS Global Asset Management (Americas) Inc. (Sub-adviser) One North Wacker Drive Chicago Illinois 60606
RS International Growth VIP Series RS Emerging Markets VIP Series	RS Investment Management Co. LLC (Adviser) 388 Market Street San Francisco, CA 94111

Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, I Greenside Row Edinburgh, EHI 3AN Scotland

14	PROSPECTUS	ACCUMULATION PERIOD

Fund	Investment adviser and principal business address
AIM V.I. Capital Appreciation Fund AIM V.I. Basic Value Fund AIM V.I. Government Securities Fund AIM V.I. Mid Cap Core Equity Fund	A I M Advisors, Inc. 11 Greenway Plaza – Suite 100 Houston, Texas 77046-1173
AIM V.I. Core Equity Fund
Alger American Leveraged AllCap Portfolio	Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
AllianceBernstein Real Estate Investment Portfolio AllianceBernstein Value Portfolio AllianceBernstein Growth & Income Portfolio AllianceBernstein Large Cap Growth Portfolio	Alliance Capital Management LP 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein Global Technology Portfolio
Davis Financial Portfolio Davis Real Estate Portfolio Davis Value Portfolio	Davis Selected Advisers, LP 2949 East Elvira Road Suite 101 Tucson, Arizona 85706

Fidelity VIP Balanced Portfolio

Fidelity VIP Contrafund Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP Growth Portfolio

Fidelity VIP Investment Grade Bond Portfolio

Fidelity VIP Mid Cap Portfolio

Fidelity Management & Research Company 82 Devonshire Street Boston, Massachusetts 02109
Franklin Rising Dividends Securities Fund Franklin Small Cap Value Securities Fund	Franklin Advisory Services, LLC One Parker Plaza Ninth Floor Fort Lee, New Jersey 07024
Gabelli Capital Asset Fund	Gabelli Funds, LLC One Corporate Center Rye, New York 10580-1422
MFS Research Bond Series MFS Capital Opportunities Series MFS Emerging Growth Series MFS Investors Trust Series MFS New Discovery Series MFS Strategic Income Series MFS Total Return Series	MFS Investment Management 500 Boylston Street Boston, Massachusetts 02116
Templeton Growth Securities Fund	Templeton Global Advisers Limited Lyford Cay Nassau, Bahamas Templeton Asset Management Limited (Sub-adviser) #7 Temasek Boulevard #38-3 Suntec Tower One Singapore 038987
Value Line Centurion Fund Value Line Strategic Asset Management Trust	Value Line Inc. 220 East 42nd Street New York, New York 10017
Van Kampen Life Investment Trust Government Portfolio Van Kampen Life Investment Trust Growth and Income Portfolio	Van Kampen Asset Management 1221 Avenue of the Americas New York, New York 10020

ACCUMULATION PERIOD	PROSPECTUS	15

When you buy a contract, please note:

•	You can choose up to 20 variable investment options or 19 variable investment options and the fixed-rate option at any one time.

•	There are no initial sales charges on the premium payments that you allocate to the variable investment options.

•	All of the dividends and capital gains distributions that are payable to variable investment options are reinvested in shares of the applicable Fund at the current net asset value.

•	When the annuity period of the contract begins, we will apply your accumulation value to a payment option in order to make annuity payments to you.

•	You can arrange to transfer your investments among the options or change your future allocations by notifying us in writing or by telephone. Currently, there is no fee for this, but we reserve the right to charge a fee, to limit the number of transactions or otherwise restrict transaction privileges.

•	You can change beneficiaries as long as the annuitant is living.

FIXED-RATE OPTION

The fixed-rate option is not registered under the Securities Act of 1933 or as an investment company under the 1940 Act, and is therefore not subject to the provisions or restrictions of these Acts. However, the following disclosure about the fixed-rate option may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements not in prospectuses.

In the fixed-rate option, we guarantee that the net premium payments you invest will earn daily interest at a minimum annual rate of 3%. You can allocate all of your net premium payments to this option, subject to the conditions stated above, or you may choose it as one of your investment selections. The value of your net premiums invested in the fixed-rate option does not vary with the investment experience of any Fund. The money that you put into your fixed-rate option becomes part of GIAC’s general assets.

At certain times we may choose to pay interest at a rate higher than the minimum annual rate of 3%, but we aren’t obliged to do so. Higher interest rates are determined at our discretion, and we can change them prospectively without notice. We don’t use a specific formula to determine interest rates; rather we consider such factors as general economic trends, current rates of return on our general account investments, regulatory and tax requirements, and competitive factors. The rate of interest we pay hasn’t been limited by our Board of Directors.

Here are some of the important conditions that apply when we pay interest on your investments in the fixed-rate option:

•	The initial interest rate that we credit to your premiums or transfers will be whatever rate is in effect on the date the amounts are allocated to the fixed-rate option.

•	This interest rate will continue until the next contract anniversary date (unless you have elected Dollar Cost Averaging from the fixed-rate option over a shorter period of time).

•	At that time, all payments and transfers allocated to the fixed-rate option during the previous year, together with interest earned, will be credited with the rate of interest in effect on the renewal date, known as the renewal rate.

•	The renewal rate will be guaranteed until the next contract anniversary date.

16	PROSPECTUS	ACCUMULATION PERIOD

The fixed-rate option may not be available in your state. We reserve the right to discontinue this option at any time. We also reserve the right to suspend, discontinue or otherwise restrict the availability of the fixed-rate option for additional payments and/or transfers under existing contracts.

TRANSFERS

You can transfer money among variable investment options or change your future percentage allocations to options both before and, if you have selected a variable annuity payout option, after the date annuity payments begin. You can also transfer to and from the fixed-rate option, but only before the date annuity payments begin. Transfers are subject to certain conditions, which are described below.

If you are considering a transfer or change in your allocations, be sure to look into each option carefully and make sure your decisions will help you to achieve your long-term investment goals.

During the accumulation period and up to 30 days before the date annuity payments are scheduled to begin, you can transfer all or part of your accumulation value among the contract options. These transfers are subject to the following rules:

•	We permit transfers from the fixed-rate option to any variable investment option only once each contract year, during the 30 days beginning on the contract anniversary date. There is an exception for the dollar cost averaging feature; amounts that have been in the fixed-rate option longest will be transferred out first. The maximum yearly transfer from the fixed-rate option is the greater of the following:

–	33 1/3% of the amount in the fixed-rate option on the applicable contract anniversary date; or

–	$10,000; or

–	(a) multiplied by (b), where:

•	(a) is the total dollar amount transferred from the fixed-rate option in the previous contract year, and

•	(b) is 1.15.

•	Each transfer involving the variable investment options will be based on the accumulation unit value that is next calculated after we have received proper transfer instructions from you.

•	If you have selected the GMWB rider, your transfers are limited to moving 100% of the contract accumulation value from one allocation model to another allocation model. See Guaranteed Minimum Withdrawal Benefit (GMWB) Rider.

Transfers

You can transfer money among variable investment options both before and after the date annuity payments begin.

Personal security

When you call us, we will require identification of your contract as well as your personal security code. We may accept transfer instructions or changes to future allocation instructions from anyone who can provide us with this information. Neither GIAC, Guardian Investor Services LLC, nor the Funds will be liable for any loss, damage, cost or expense resulting from a telephonic or electronic request we reasonably believe to be genuine. As a result, you assume the risk of unauthorized or fraudulent telephonic or electronic transactions. We may record telephone conversations without disclosure to the caller. See Telephonic and Electronic Services.

ACCUMULATION PERIOD	PROSPECTUS	17

We will implement a transfer or changes to your allocations upon receiving your written, telephone or electronic instructions in good order. If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, you will receive that day’s unit values. Your telephone transfer instructions will be considered received before 4:00 p.m. if the telephone call is completed no later than 4:00 p.m.

After the date annuity payments begin, if you have a variable annuity option you can transfer all or part of the value of your annuity among the variable investment options only once each month. No fixed-rate option transfers are permitted.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term contractowners by maintaining policies and procedures to discourage frequent transfers among investment options under the contracts, and has no arrangements in place to permit any contractowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this contract.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all contractowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other contractowners and persons with material rights under a contract. This may include applying the restrictions to any contracts that we believe are related (e.g., two contracts with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of

18	PROSPECTUS	ACCUMULATION PERIOD

transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any contractowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain contract provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a contract year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	impose a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity. In the future, some underlying funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contractowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on contractowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any contractowners’ transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their

ACCUMULATION PERIOD	PROSPECTUS	19

Surrenders and

partial withdrawals

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

Special restrictions

There are special restrictions on withdrawals from contracts issued in connection with Section 403(b) and other qualified plans. Please see Financial information: Federal tax matters for details about how withdrawals can be made from these contracts.

respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Contractowners should be aware that we may not have the contractual obligation or the operational capacity to monitor contractowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable annuity contracts, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the contract level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance and/or annuity contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from contractowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

SURRENDERS AND PARTIAL WITHDRAWALS

During the accumulation period and while the annuitant and all contract owners are living, you can redeem your contract in whole. This is known as surrendering the contract. If you redeem part of the contract, it’s called a partial withdrawal. During the annuity period, unless you selected annuity payout Option V-4, F-4 or F-5, we will not accept requests for

20	PROSPECTUS	ACCUMULATION PERIOD

surrenders or partial withdrawals after the date annuity payments begin. See Variable Annuity Payout Options.

Your request for surrenders and partial withdrawals must be received in good order. If you wish to surrender your contract, you must send us the contract or we will not process the request. If you have lost the contract, we will require an acceptable affidavit of loss.

To process a partial withdrawal, we will redeem enough accumulation units to equal the dollar value of your request. When you surrender your contract, we redeem all the units. For both transactions we use the unit value next calculated after we receive a proper request from you. We will deduct any applicable contract charges, deferred sales charges and annuity taxes from the proceeds of a surrender. In the case of a partial withdrawal, we will cash additional units to cover these charges. See Contract Costs and Expenses: Contingent Deferred Sales Charge. To effect your request, we will cash variable accumulation units from the variable investment divisions on a pro rata basis, unless you instruct us differently. The portion of a partial withdrawal and any applicable deferred sales charges that exceed the value of the variable investment options will be deducted from the fixed-rate option.

Surrenders and partial withdrawals are subject to tax, and may be subject to penalty taxes and mandatory federal income tax withholding.

You are allowed to make an annual withdrawal from the contract, without paying a deferred sales charge, of an amount equal to the sum of the following:

•	the excess of value in your contract over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal; plus

•	10% of premium payments that have been in the contract for less than seven years minus the aggregate amount of all prior free partial withdrawals of such premium payments made during the current contract year.

This privilege is referred to as the 10% free withdrawal provision.

For the purpose of calculating the deferred sales charge on the unliquidated premiums that have been in the contract for less than seven years:

–	all amounts withdrawn are deemed to be taken out on a first-in-first-out basis, that is, all amounts taken out are deemed to have come first from the oldest premium of the unliquidated premiums that have been in the contract for less than seven years;

–	any free withdrawal amounts taken under the 10% free withdrawal provision will not be considered to be a reduction of the unliquidated premiums that have been in the contract for less than seven years; and

–	partial withdrawals without a deferred sales charge using the excess of the contract value over the unliquidated premiums that have been

ACCUMULATION PERIOD	PROSPECTUS	21

in the contract for less than seven years on the date of withdrawal are not considered to be withdrawals of premium payments for purposes of calculating the amount of unliquidated premiums that have been in the contract for less than seven years.

All withdrawal amounts that are not greater than the excess of the accumulation value over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal will not be considered to have been a withdrawal under the 10% free withdrawal provision.

The 10% free withdrawal provision is not cumulative and is only available on a contract year basis. Any free withdrawal amounts under the 10% free withdrawal provision not taken during any given contract year cannot be taken as free amounts in a subsequent contract year.

In the case of a surrender of the contract: (i) the amount that may be withdrawn from the contract without incurring a deferred sales charge is equal to the excess of the accumulation value on the date of surrender over the unliquidated premiums that have been in the contract for less than seven contract years; and (ii) the 10% free withdrawal provision is not applicable.

You may request a schedule of systematic partial withdrawals. Under such a program, you may elect to receive withdrawal proceeds on a monthly, quarterly, semi-annual or annual basis. Redemptions from the contract will be effective on the 21st of the month or the next following business day preceding the payment date. Withdrawals under this program are not the same as annuity payments you would receive from a payout option. Your contract value will be reduced by the amount of any withdrawals, applicable contract charges, deferred sales charges and annuity taxes. Such systematic withdrawals may be used to satisfy special tax rules related to substantially equal periodic payments or other needs you may have. We are not responsible for the accuracy of the calculations for distributed amounts or compliance with tax provisions. Please see Financial Information: Federal tax matters.

In spousal continuation situations, we withdraw all premium payments made prior to spousal continuation, which are not subject to a deferred sales charge, before we withdraw any premium payments made after spousal continuation.

We will cash accumulation units in the following order:

•	all variable accumulation units attributable to the investment divisions; this will be done on a pro-rata basis unless you instruct us differently, then

•	all fixed accumulation units attributable to the fixed-rate option.

We will send you your payment within seven days of receiving a request from you in good order. Please see the margin note Payments later in this section.

If you have a question about surrenders or withdrawals, please call us toll free at 1-800-221-3253.

22	PROSPECTUS	ACCUMULATION PERIOD

Involuntary Surrenders When Contract Value is Less than $2,000

If you have less than $2,000 left in your contract after a partial withdrawal, we have the right to cancel the contract and pay you the balance of the proceeds. This is called an involuntary surrender, and it may be subject to any applicable contract charges, deferred sales charges and annuity taxes. Please see Financial information: Federal tax matters.

MANAGING YOUR ANNUITY

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

There is no fee for dollar cost averaging or portfolio rebalancing. We also have the right to modify or discontinue either program. We’ll give you written notice if we do so. Transfers under either program do not count against any free transfers permitted under the contract. You may terminate either program at any time. However, money in the fixed-rate option will be subject to transfer restrictions which apply to the fixed-rate option. See Transfers for limitations on such transfers.

Dollar Cost Averaging Programs

You can transfer specific amounts of money from one investment option to another on a monthly basis, as opposed to investing the total amount at one time. This approach may help lower your average dollar cost of investing over time. However, there is no guarantee that dollar cost averaging will result in profits or prevent losses.

If you wish to take advantage of this program, you must designate a dollar amount to be transferred automatically out of either the RS Cash Management VIP Series investment division or the fixed-rate option, but not from both. The money can go into one or more of the other variable investment options or the fixed-rate option. The rule still applies that you can invest in a maximum of only 20 options at one time (this includes the required RS Cash Management VIP Series or fixed-rate option).

You can begin dollar cost averaging when you buy your contract or at any time afterwards, until annuity payments begin, by completing the dollar cost averaging election form and returning it to us. We must receive it in good order at least three business days before the monthly anniversary date of when you wish the transfers to begin.

Assigning contract interests

If the contract is part of a corporate retirement plan or an individual plan under sections 401(a), 403(b) or 408 of the Internal Revenue Code, the contract owner’s interest in the contract cannot be assigned. Assigned contract interests may be treated as a taxable distribution to the contract owner. See Federal tax matters for more information.

Programs to build

your annuity

You may wish to take advantage of one of the programs we offer to help you build a stronger annuity. These include dollar cost averaging and portfolio rebalancing.

Reports

At least twice each year, we send a report to each contract owner that contains financial information about the underlying Funds, according to applicable laws, rules and regulations. In addition, at least once each year, we send a statement to each contract owner that reports the number of accumulation units and their value under the contract.

If several members of the same household each own a contract, we may send only one such report or prospectus to that address, unless you instruct us otherwise.

You may receive additional copies by calling or writing our Customer Service Office.

ACCUMULATION PERIOD	PROSPECTUS	23

You may select dollar cost averaging from the RS Cash Management VIP Series investment division for periods of 12, 24 or 36 months. Dollar cost averaging from the fixed-rate option may be selected for a period of 36 months. Your total accumulation value at the time must be at least $10,000 for transfers over a 12-month period, and $20,000 for transfers over a 24 to 36 month period. Transfers will be made in the amounts you designate and must be at least $100 per receiving investment option.

Additionally, we offer programs that provided special rates of interest if you elect dollar cost averaging for specific periods for the amount contributed to the fixed-rate option at the time your contract is issued. However, because your balance will be decreasing as money is transferred out of the fixed-rate option, the actual interest rate paid through these programs will be less than the stated rate of interest. The first transfer occurs on the issue date of the contract. The remaining transfers occur on each monthly contract anniversary until the program’s conclusion. The last transfer consists only of the accumulated interest. If you terminate a special interest rate program, the money remaining in the fixed-rate option will revert to earning the standard interest rate.

Portfolio Rebalancing

Over time, you may find that the investment performance of certain Funds results in a shift in your holdings beyond the percentage you originally allocated. If this occurs, you may wish to use our portfolio rebalancing program to maintain a desired asset allocation mix. If you choose, we will automatically transfer amounts among your variable investment options to return them to the designated percentages. We will process these transfers quarterly. To participate in this program you must have an accumulation value of at least $10,000.

Automated Transfer and Automated Alert Programs

Our Automated Transfer (AT) Program offers you the ability to set up a future automatic transfer between two variable investment options offered through your contract when the accumulation unit value for a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount. When you establish the AT order, you can select this percentage or dollar amount as well as the actual amount that will be transferred.

An AT buy order allows you to establish an order to transfer money from the RS Cash Management VIP Series to any of the available variable investment options based on the percentage or dollar amount criteria you specify. An AT sell order allows you to establish an order to transfer money from any one of the available variable investment options to the RS Cash Management VIP Series based on the percentage or dollar amount criteria that you specify.

If an AT order is submitted in good order to GIAC’s Customer Service Office on a business day prior to 4:00 p.m. New York City time, the order will be established on the date it is submitted. If an AT order is submitted in good order on a business day after 4:00 p.m. New York City time or if it is submitted on non-business days, the order will be established on the next business day.

24	PROSPECTUS	ACCUMULATION PERIOD

Once an AT order is established, and if the criteria you specify are met, a transfer will be automatically scheduled to be processed on the next business day. The AT will be processed on the next business day using that next business day’s accumulation unit value. The accumulation unit value of the specified variable investment option on the day the AT order criteria are met could fluctuate significantly from the accumulation unit value of that variable investment option on the next business day. You will have an opportunity to cancel the AT, either electronically via our website or by telephone, up until 4:00 p.m. New York City time on the day the AT is scheduled to be processed. Your cancellation must be received by GIAC’s Customer Service Office in good order before 4:00 p.m. New York City time on the day the AT is scheduled to be processed in order for the cancellation to be effective. As a courtesy to you, we will send an e-mail to the e-mail address(es) you specify informing you that the AT criteria has been met and an AT has been scheduled to be processed on the next business day. We cannot guarantee that you will receive this e-mail prior to the time that your AT will be processed. In the event you do not receive this e-mail or we do not receive your cancellation instructions in accordance with the requirements detailed above, GIAC will not be responsible for acting upon an AT order established by you, if that AT was processed in accordance with your previously received specifications.

After you establish an AT order, that AT order will remain active for the duration that you specify when you establish the order and will expire on the earliest to occur of the following: the date the AT is processed according to your specified criteria, or the order expiration date, or the date you cancel the order (if that date is prior to the order expiration date you previously specified). In addition, an active AT order and/or an AT that is scheduled to be processed will be cancelled automatically if any one of the following events occur: the contract is surrendered or you begin receiving annuity payments; a death claim is pending or paid; the owner is changed on the contract; any of the optional benefit riders you may have selected are terminated; your transfer rights have been restricted under the contract; assets in the variable investment options you specified are not available to process the transfer; or, at the time we attempt to process the AT, you are already invested in the maximum number of investment options.

The following requirements also apply to the AT program for each contract owned by you:

•	The contract accumulation value must be at least $10,000 in order to establish an AT order.

•	AT orders cannot be established if you are utilizing the dollar cost averaging and portfolio rebalancing programs.

•	AT orders cannot be established if you have an active living benefit rider on your contract.

•	AT orders cannot be established if you are receiving systematic partial withdrawals under your contract.

ACCUMULATION PERIOD	PROSPECTUS	25

•	Only one AT buy order may be active at any one time.

•	Multiple AT sell orders are permitted at any time, but each AT sell order must be from a different variable investment option.

•	If multiple AT sell and/or buy orders meet their respective specified criteria on the same day, all such AT orders will be processed on the next business day, unless we receive the appropriate cancellation instructions from you.

Our Automated Alert program offers you the ability to request an e-mail from us notifying you that 1) a selected variable investment option either changes by a specified percentage or reaches a specific dollar amount, or; 2) your contract accumulation value reaches a certain amount or changes by a certain percentage. The Automated Alert is for your information only. No transaction will occur automatically as a result of either requesting an Automated Alert or receiving an e-mail from us informing you that your specified criteria has been met.

When an Automated Alert meets the criteria you specified, we will send you an e-mail notification to the e-mail address(es) that you provided to us at the time you requested the Automated Alert. It is your responsibility to ensure that the e-mail addresses that you provided to us are correct and are able to accept delivery of this e-mail notification. Nevertheless, we cannot guarantee that you will receive your Automated Alert e-mail. In the event you do not receive this e-mail, GIAC will not be responsible for any consequences arising out of any Automated Alert e-mails you do not receive.

GIAC reserves the right to discontinue or restrict the use of AT and Automated Alert privileges at any time, at its discretion. GIAC does not currently charge a fee for the AT and Automated Alert programs. However, we reserve the right to limit the frequency of ATs and Automated Alerts or to impose a charge for ATs and Automated Alerts. Other rights reserved by GIAC with respect to transfers are described in this prospectus, including the right to refuse transfers under certain conditions. See The accumulation period: Transfers.

Payments

For all transactions, we can delay payment if the contract is being contested. We can also delay payment until a premium payment check has cleared the payee’s bank. We may postpone any calculation or payment from the variable investment options if:

•	the New York Stock Exchange is closed for trading or trading has been suspended, or

•	the Securities and Exchange Commission restricts trading or determines that a state of emergency exists which may make payment or transfer impracticable.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a contractowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or

26	PROSPECTUS	ACCUMULATION PERIOD

THE ANNUITY PERIOD

pay death benefits or make annuity payments. If a contract is frozen, the accumulation value would be moved to a special segregated account and held there until we receive instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

WHEN ANNUITY PAYMENTS BEGIN

You choose the month and year in which we will begin paying annuity benefits. The first payment is made on the first day of the month. The date you choose can’t be later than the annuitant’s 90th birthday. Please note that this date may be determined by the retirement plan under which your annuity contract was issued.

HOW YOUR ANNUITY PAYMENTS ARE CALCULATED

You can choose an annuitization option and select either variable or fixed payments or a combination of variable and fixed payments, if available, under that specific option. We use the following information to determine the annuity purchase rate when applying your accumulation value to an annuity payout option:

•	the table in your contract reflecting the gender and nearest age of the annuitant,

•	the annuity payout option you choose, and

•	if you choose a variable payout option, the assumed investment return you choose, and the investment returns of the variable investment options you choose.

Certain guaranteed annuity purchase rates appear in a table in your contract. Currently, we are using annuity purchase rates that are more favorable to you than those in your contract. We may change these rates from time to time but the rate will never be less favorable to you than those guaranteed in your contract. The appropriate annuity purchase rate is then used to calculate the number of annuity units attributable to your selected investment options. You will be credited with these annuity units based on the amount applied to the payout option (your accumulation value less any applicable annuity taxes) on the processing date for your first annuity payment. The number of annuity units credited to you is fixed for the duration of the annuity period unless you reallocate among the investment options, take a partial withdrawal from Option V-4, F-4 or F-5, or switch from Option V-4 to Option V-1 or Option F-4 to Option F-1. Each of your variable annuity payments is determined by multiplying the number of annuity units for each investment option by the annuity unit value for the appropriate investment option on the payment processing date. Your annuity payment will be the sum of these amounts.

The number and amount of your annuity payments won’t be affected by the longevity of annuitants as a group. Nor will they be affected by an increase in our expenses over the amount we have charged in your contract.

We will make annuity payments once a month, or another periodic schedule acceptable to us, except as follows:

•	Proceeds of less than $2,000 will be paid to you in a single payment and the contract will be cancelled.

ANNUITY PERIOD	PROSPECTUS	27

Variable annuity

payout options

•	OPTION V-1 Life Annuity without Guaranteed Period

•	OPTION V-2 Life Annuity with Guaranteed Period

•	OPTION V-3 Joint and Survivor Annuity

•	OPTION V-4 Variable Annuity Payments To Age 100

•	We may change the schedule of payments to avoid payments of less than $20.

If you choose a variable annuity payment, or a combination of variable and fixed payments, you may choose an assumed investment return on the variable annuity payments of 0%, 3 1/2% or 5%, if allowed by applicable law or regulation, before we start making payments to you. If no choice is made, an effective annual interest rate of 3 1/2% will be used as the assumed investment return.

The assumed investment return is a critical assumption for calculating variable annuity payments. The greater the assumed investment return selected, the greater your initial annuity payment will be. A higher assumed investment return may result in a smaller potential growth in annuity payments. Conversely, a lower assumed investment return results in a lower initial annuity payment, but future annuity payments have the potential to be greater. The first variable payment will be based on the assumed investment return. Subsequent variable payments will fluctuate based on the performance of the variable investment options you have chosen as compared to the assumed investment return. For each such subsequent variable payment:

•	If the actual net annual return on investment equals the assumed investment return, the amount of your variable annuity payments will not change.

•	If the actual net annual return on investment is greater than the assumed investment return, the amount of your variable annuity payments will increase.

•	If the actual net annual return on investment is less than the assumed investment return, the amount of your variable annuity payments will decrease.

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

VARIABLE ANNUITY PAYOUT OPTIONS

The payout options currently offered are discussed below. You can choose to have annuity payments made under any one or a combination of the variable or fixed-rate annuity payout options that are available. You can make your choice at any time before your annuity payments begin. At any time, we may discontinue any of these options or make additional options available.

All variable annuity payout options are designated with the letter “V.” After the first payment, the amount of variable annuity payments will increase or decrease to reflect the value of your variable annuity units. The value of the units will reflect the performance of the variable investment options chosen. This is why the amount of each payment will vary.

There are a variety of payout options for you to choose from that we’ve described below. If you do not make a choice, we will automatically select Option V-2 with a 120-month guarantee period. You may change options if you wish, provided you do so before we begin processing your first annuity payment.

28	PROSPECTUS	ANNUITY PERIOD

OPTION V-1 – Life Annuity without Guaranteed Period

We make payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option allows for the maximum variable payment because there is neither a guaranteed minimum number of payments nor a provision for a death benefit for beneficiaries. It is possible that we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION V-2 – Life Annuity with Guaranteed Period

We make payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the current dollar amount of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of variable annuity payments will be paid in one lump sum to the beneficiary’s estate.

OPTION V-3 – Joint and Survivor Annuity

We make payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage of the amount that would have been payable if both annuitants were living, as chosen at the time of election of this option. It is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

OPTION V-4 – Variable Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin. If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option V-1, the Life Annuity without Guaranteed Period.

Under Option V-4, the payee has the right to withdraw all or a portion of the present value of the remaining payments. If you request a partial withdrawal, we will liquidate annuity units in the amount necessary to meet the amount of your request. As a result, you will have fewer remaining annuity units which will lower the amount of money you receive in future income payments and the value of your remaining future payments will decrease. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•	One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional

ANNUITY PERIOD	PROSPECTUS	29

withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

If you make a surrender or partial withdrawal during the annuity period under Option V-4 and if we waived the deferred sales charge when the contract proceeds were applied to the Option V-4, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate used to compute the present value of any remaining unpaid payments will be the assumed investment return.

Please note that Option V-4 may have special tax consequences, including the following:

•	Option V-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option V-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

30	PROSPECTUS	ANNUITY PERIOD

•	In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option V-4. Other rules may apply to partial withdrawals from qualified contracts that elect Option V-4.

Contact your tax advisor for more information.

FIXED-RATE ANNUITY PAYOUT OPTIONS

All Fixed Annuity Payout Options are designated by the letter “F.”

OPTION F-1 – Life Annuity without Guaranteed Period

We make fixed payments during the annuitant’s lifetime, ending with the payment preceding the annuitant’s death. This option offers the maximum fixed payment because there is neither a guaranteed minimum number of fixed payments nor a provision for a death benefit for beneficiaries. It is possible we may only make one payment under this option, if the annuitant dies before the date of the second payment.

OPTION F-2 – Life Annuity with Guaranteed Period

We make fixed payments during the annuitant’s lifetime, but if the annuitant dies before the end of the guaranteed period selected by you, the remaining payments will be made to the beneficiary. Available guaranteed periods are for 60, 120, 180 or 240 months. Upon the annuitant’s death, the beneficiary can choose to take all or part of the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the present value of the remaining number of annuity payments will be paid to the beneficiary’s estate.

OPTION F-3 – Joint and Survivor Annuity

We make fixed payments during the joint lifetimes of the annuitant and a designated second person, the joint annuitant. If one dies, payments will continue during the survivor’s lifetime. After the death of the annuitant or joint annuitant, payments will continue during the survivor’s lifetime based on a percentage of the amount that would have been payable if both annuitants were living, as chosen at the time of election of this option. Under this version, it is possible that only one annuity payment will be made if both the annuitant and joint annuitant die before the date of the second payment.

Fixed-rate annuity

payout options

•	OPTION F-1 Life Annuity without Guaranteed Period

•	OPTION F-2 Life Annuity with Guaranteed Period

•	OPTION F-3 Joint and Survivor Annuity

•	OPTION F-4 Fixed Annuity Payments to Age 100

•	OPTION F-5 Payments for a Period Certain

•	OPTION F-6 10-Year Guaranteed Period

ANNUITY PERIOD	PROSPECTUS	31

OPTION F-4 – Fixed Annuity Payments to Age 100

We make payments for a whole number of years. The number of years will equal 100 minus the annuitant’s age when annuity payments begin. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies before age 100, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate. Under this option, the payee has the right to change to Option F-1, the Life Annuity without Guaranteed Period.

Please note that Option F-4 may have special tax consequences, including the following:

•	Option F-4 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-4 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

OPTION F-5 – Payments for a Period Certain

We make monthly payments for a whole number of years for 15 to 30 years, depending on the whole number of years you select. Payments will never be less than the guaranteed amounts shown in your contract. If you choose this option, it will earn interest at the then current interest rate set by us. We declare a new interest rate for this option on January 1st of each year, which will remain in effect for the whole calendar year. Annuity payment amounts will increase if the rate we credit is greater than the guaranteed interest rate of 3%.

If the annuitant dies during the payment period, we will pay the balance of the payments to the beneficiary for the remainder of that period, unless the beneficiary elects to be paid the present value of the remaining annuity payments in a lump sum. If the beneficiary dies while receiving such payments, we will pay the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-5 may have special tax consequences, including the following:

•	Option F-5 may not satisfy minimum required distribution requirements for qualified contracts, and

32	PROSPECTUS	ANNUITY PERIOD

•	Option F-5 may not satisfy the periodic payment exception to 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

Withdrawals under Options F-4 and F-5

Under Option F-4 or F-5, the payee has the right to withdraw all or a portion of the present value of the remaining payments. This will result in a reduction in future payments. The following conditions apply to partial withdrawals.

•	The payee may not withdraw less than $500.

•	One partial withdrawal is permitted each quarter without charge (other than any applicable deferred sales charge) and additional withdrawals are permitted at a charge not to exceed the lesser of $25 or 2% of the amount withdrawn.

•	After giving effect to the withdrawal, the present value of the remaining payments must be at least $2,000, and the remaining monthly payment must be at least $20 (or $60 quarterly, $120 semi-annually, or $240 annually).

If your partial withdrawal request does not meet the third condition, we will promptly attempt to contact you for additional instructions. If we don’t receive revised instructions that comply with the third condition within five business days of the original request, we will pay you the present value of the remaining payments and cancel your contract. This surrender is subject to any applicable contract charges and deferred sales charges, and may have tax consequences.

In a recent ruling, the Internal Revenue Service (IRS) concluded that a partial withdrawal on or after the annuity commencement date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity commencement date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis as set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax advisor regarding the tax consequences to you of a partial withdrawal under Option F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Option F-4 or F-5.

If you make a surrender or partial withdrawal during the annuity period under Option F-4 or F-5, and, if we waived the deferred sales charge when the contract proceeds were applied to the Option F-4 or F-5, the amount withdrawn will be reduced by a portion of the charge that was waived. The reduction in the amount withdrawn will be the amount

ANNUITY PERIOD	PROSPECTUS	33

obtained by multiplying (a) by the result of (b) divided by (c) multiplied by (d) where:

a)	is the deferred sales charge that was applicable at the time the contract proceeds were applied to this payout option:

b)	is the number of whole months of any remaining unpaid payments until the date when the deferred sales charge would have been zero;

c)	is the number of whole months remaining when the contract proceeds were applied to the payout option until the date when the deferred sales charge would have been zero; and

d)	is the amount of the present value of payments withdrawn divided by the total present value of the variable payments.

The reduction in the amount withdrawn, as shown by a formula, is as follows:

(a) ×	(	b	)	× (d)
c

The interest rate we use to compute the present value of any remaining unpaid payments will be the guaranteed interest rate of 3%.

OPTION F-6 – 10-Year Guaranteed Period

We make fixed monthly payments to you for a period of ten years. If the annuitant dies during the ten year payment period, the remaining payments will be made to the beneficiary or the beneficiary can choose to take the remaining payments in a lump sum at the present value of the remaining payments. If the beneficiary dies while receiving the payments, the balance will be paid in one sum at the present value of the remaining payments to the beneficiary’s estate.

Please note that Option F-6 may have special tax consequences, including the following:

•	Option F-6 may not satisfy minimum required distribution requirements for qualified contracts, and

•	Option F-6 will in most circumstances be subject to the 10% penalty tax for distributions made before age 59 1/2.

Contact your tax advisor for more information.

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OTHER CONTRACT FEATURES

Death benefits

If you or the annuitant you have named dies before the date annuity payments begin, we pay a death benefit. In addition, you have the option of choosing among several enhanced death benefit riders which may provide a higher death benefit upon the death of the annuitant.

DEATH BENEFITS

If you or the annuitant you have named die before the date annuity payments begin, we pay a death benefit unless you have named a contingent annuitant. In that situation, the death benefit is payable prior to the date annuity payments are scheduled to begin upon the death of the later to survive of the annuitant and contingent annuitant. In addition, you have the option of buying an enhanced death benefit rider and/or an earnings benefit rider which may provide higher death benefits upon the death of the annuitant.

If the annuitant was age 79 or younger on the contract’s issue date, the benefit is the greater of:

•	the accumulation value of the contract at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes; or

•	the total of all premiums paid, minus an adjusted amount for each partial withdrawal.

The adjusted amount for each partial withdrawal is determined by:

(a)	dividing the amount of each partial withdrawal, including any applicable deferred sales charges and annuity taxes, by the accumulation value of the contract immediately before that withdrawal; and

(b)	multiplying the result of (a) by the death benefit immediately prior to the withdrawal.

For annuitants aged 80 or older on the contract’s issue date, the death benefit will be the accumulation value at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes.

If you and the annuitant are not the same person, and you (or any owner) die before the date that annuity payments begin, the death benefit, if paid in one sum, will be the accumulation value at the end of the valuation period during which we receive proof of death and all required documents in good order, minus any annuity taxes.

If the annuitant is not the contract owner and dies on or before the date that annuity payments begin, we will pay the death benefit to the beneficiary. If the beneficiary has also died, we will pay the benefit to the contingent beneficiary. If no contingent beneficiary has been named, then we will pay the benefit to you, the contract owner. However, if you are no longer living, we will pay the benefit to your estate.

If you are both the annuitant and the owner of the contract, and you die before the date annuity payments begin, we will pay the death benefit to your beneficiary, as described above. However, we must distribute your interest according to the Special requirements outlined below. In this situation, your beneficiary will become the new owner of the contract unless a joint owner has been named.

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We will pay the death benefit in a lump sum unless:

•	You have chosen a different annuity payout option for the death benefit. We must receive notification of your choice at least three business days before we pay out the proceeds.

•	You, the contract owner, have not chosen a payout option and the beneficiary has. Again, we must receive the beneficiary’s request at least three business days before we pay out the proceeds, and within a year of the annuitant’s death.

If the death benefit proceeds will not be paid in one lump sum and the death benefit proceeds exceed the accumulation value of the contract as of the end of the valuation period during which we received proof of death in good order, GIAC will credit to the contract an amount equal to the difference between the death benefit proceeds and the accumulation value of the contract. Such amount will be credited to The Guardian Cash Fund investment option.

If you are a contract owner but not the annuitant, and you die before the date annuity payments begin, then any joint contract owner will become the new owner of the contract. If you haven’t named a joint contract owner, then your beneficiary will become the new owner of the contract. In the event of any contract owner’s death, we must distribute all of the owner’s interest in the contract according to the Special requirements outlined below.

Generally, your beneficiaries will be taxed on the gain in your annuity contract. Consult your tax adviser about the estate tax and income tax consequences of your particular situation.

Special requirements

If a contract owner dies, the following rules apply.

If the beneficiary (or the sole surviving joint contract owner) is not your spouse, and you die before the date annuity payments begin, then we must distribute all of your interest in the contract within five years of your death.

These distribution requirements will be satisfied if any portion of the deceased contract owner’s interest:

•	is payable to, or for the benefit of, any new contract owner, and

•	will be distributed over the new contract owner’s life, or over a period not extending beyond the life expectancy of any new contract owner.

Under the above conditions, distributions must begin within one year of your death.

Primary annuitant

Please note that the primary annuitant is determined in accordance with Section 72(s) of the Internal Revenue Code, which states that he or she is the person the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the contract.

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If the beneficiary (or sole surviving joint contract owner) is your spouse, he or she can continue the contract, assuming the role of contract owner. See Spousal continuation below.

If an owner of the contract is not an individual, then the primary annuitant will be treated as the owner of the contract. In this situation, any change in the annuitant will be treated as the death of the contract owner.

SPOUSAL CONTINUATION

Your contract may be continued under spousal continuation if:

•	you die and your spouse is the only named beneficiary on the date of your death; or

•	your contract has two joint owners; and

•	one but not both joint owners dies before annuity payments begin;

•	the two joint owners were married to each other on the date of the deceased owner’s death; and

•	both joint owners were the only named concurrent beneficiaries on the date of the deceased owner’s death.

We must receive notice of election of spousal continuation by the 90th day after we receive proof in good order of the owner’s death. If the surviving spouse qualifies for spousal continuation and does not elect a method of death benefit payment by such 90th day, spousal continuation will be deemed to have been elected on that day. Spousal continuation will not satisfy minimum required distribution rules for qualified contracts other than IRAs.

Upon spousal continuation, if the death benefit proceeds that would have been paid upon the owner’s death exceed the accumulation value on the date used to calculate the death benefit, then we will credit the RS Cash Management VIP Series variable investment option with an amount equal to the difference between the death benefit proceeds and the accumulation value. If applicable, the surviving spouse will replace the deceased owner as annuitant or contingent annuitant. The death benefit payable under the continued contract is the accumulation value at the end of the valuation period during which we receive proof of death of the surviving spouse, minus any annuity taxes.

All premium payments made prior to spousal continuation will not be subject to a deferred sales charge. All provisions of the contract with respect to deferred sales charges will apply to the partial withdrawal or surrender of any premium payments made after spousal continuation.

ENHANCED DEATH BENEFITS

When you buy your contract, you can choose to buy an enhanced death benefit rider. The enhanced death benefit riders are only available if the annuitants are under age 75 on your contract’s issue date. If a death

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benefit is payable and one of these options is in force, the beneficiary will receive either the death benefit described above or the enhanced death benefit, whichever is greater. You should consult your tax adviser prior to selecting any rider.

Three riders are offered:

•	the 7 Year Enhanced Death Benefit Rider which has a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options, and

•	the Contract Anniversary Enhanced Death Benefit Rider, which has a daily charge based on an annual rate of 0.50% of the net assets of your variable investment options, and

•	the Enhanced Contract Anniversary Death Benefit Rider, which has a daily charge based on an annual rate of 0.30% of the net assets of your variable investment options.

These riders are available only in states where they have been approved and where we are continuing to offer them. Please ask your sales agent or call our Customer Service Office for information about the availability of these enhanced death benefit riders in your state.

7 Year Enhanced Death Benefit Rider

The enhanced death benefit under this rider equals the adjusted accumulation value for the reset date immediately preceding the annuitant’s date of death. The adjusted accumulation value is the accumulation value of the basic contract on the applicable reset date:

–	plus any net premiums paid after the reset date

–	minus an adjusted amount for each partial withdrawal made after the reset date.

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount for each partial withdrawal, including any applicable deferred sales charges and any annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the enhanced death benefit immediately prior to the withdrawal.

The first reset date is on the seventh contract anniversary date. After this, each reset date will be each seventh contract anniversary date after that (i.e., the 14th, 21st and 28th contract anniversaries, and so on).

Contract Anniversary Enhanced Death Benefit Rider

The enhanced death benefit under this rider equals the highest adjusted accumulation value on any contract anniversary before the death of the annuitant and before the annuitant’s 85th birthday. The adjusted

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accumulation value is the accumulation value of the basic contract on any contract anniversary:

–	plus any net premium payments received after that contract anniversary

–	minus an adjusted amount for each partial withdrawal made after that contract anniversary

The adjusted amount for each partial withdrawal is determined by:

(i)	dividing the amount of each partial withdrawal, including any deferred sales charges and annuity taxes, by the accumulation value immediately prior to that withdrawal; and

(ii)	multiplying the result of (i) by the contract anniversary enhanced death benefit immediately prior to the withdrawal.

Owners who select this rider at the time their contract is issued may be eligible for waivers of deferred sales charges. See Contract costs and expenses: Contingent deferred sales charge.

Enhanced Contract Anniversary Death Benefit Rider

The enhanced death benefit under this rider is the greater of:

•	the 3% simple interest death benefit, as described below; or

•	the contract anniversary death benefit, as described below.

The 3% simple interest death benefit is:

•	the total of all premiums paid less partial withdrawals (as described below)

•	minus any adjustments (as described below)

•	multiplied by 3% simple interest from the date of each of these transactions, up to a maximum of 200% of all premium payments minus any partial withdrawals and adjustments.

A partial withdrawal is the amount of the partial withdrawal, including any applicable deferred sales charges and annuity taxes.

An adjustment is calculated by:

•	subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the 3% simple interest death benefit immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before the partial withdrawal is taken.

If the adjustment, as calculated above, is less than zero, it will be set to zero.

OTHER CONTRACT FEATURES	PROSPECTUS	39

The 3% simple interest death benefit is reduced for each partial withdrawal by deducting the partial withdrawal amount and any adjustment from the 3% simple interest death benefit amount immediately prior to the withdrawal.

Please note that the accumulation of the 3% simple interest ends on the earlier of the date of the annuitant’s death or the contract anniversary immediately prior to the annuitant’s 80th birthday. For the period from the contract anniversary immediately prior to the annuitant’s 80th birthday until the annuitant’s 85th birthday, the 3% simple interest death benefit is only increased for subsequent premium payments and decreased for partial withdrawals and any adjustments. After the annuitant’s 85th birthday, the 3% simple interest death benefit is zero and the death benefit payable will be the death benefit under the contract.

The contract anniversary death benefit under this rider is:

•	the highest accumulation value on any contract anniversary that is prior to the death of the annuitant and prior to the annuitant’s 80th birthday

•	plus any premiums paid since the date of that contract anniversary

•	minus any partial withdrawals (as described above) since the date of that contract anniversary

•	minus an adjustment (as described below) for each partial withdrawal since the date of that contract anniversary.

An adjustment is calculated by:

•	subtracting the accumulation value of the contract immediately before a partial withdrawal is taken from the contract anniversary death benefit under this rider immediately before the partial withdrawal is taken

•	multiplying that amount by the partial withdrawal

•	dividing that sum by the accumulation value of the contract immediately before a partial withdrawal is taken.

If the adjustment, as calculated above, is less than zero, it will be set to zero.

We will terminate any of the enhanced death benefit riders on the earliest of the following dates:

•	the date the enhanced death benefit is paid out

•	the date the contract terminates

•	the date of the annuitant’s 85th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you.

Once a death benefit rider is terminated, it cannot be reinstated. The death benefit reverts to the basic death benefit, and no further charges will be deducted for this benefit. Please see Death Benefits.

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EARNINGS BENEFIT RIDER

When you buy your contract, you can choose to buy an earnings benefit rider. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

The earnings benefit rider may in certain circumstances increase the death benefit payable, based on a percentage of your contract earnings up to a specified maximum limit of your adjusted premium payments. How we determine both earnings and adjusted premiums are described below.

You should evaluate the following when considering this rider:

•	You will only receive the earnings benefit if there is investment growth (or “earnings”) in your contract value at the time of the annuitant’s death; otherwise we will not pay any earnings benefit under the rider.

•	Partial withdrawals may have the effect of reducing or eliminating the earnings benefit payment upon the annuitant’s death, because withdrawals reduce the premium amount used to determine if there is any gain in your contract.

•	If any change is made to the owner or annuitant after the purchase of the contract, we will not pay an earnings benefit, even though the charge for this benefit has been deducted prior to the time the change was made.

•	There are potential tax consequences associated with purchasing the rider. See the discussion of the potential tax consequences of electing this feature under Federal Tax Matters.

We are seeking regulatory approval for this feature and will offer it in those jurisdictions where we have received such approval. Terms and conditions may differ between jurisdictions when the feature is approved.

If the annuitant is 69 or younger when we issue the contract, the earnings benefit will be 40% of earnings at the time of the annuitant’s death (the accumulation value minus the adjusted premiums) with a maximum payment of 40% of adjusted premiums.

If the annuitant is between the age of 70 and 79 when we issue the contract, the percentage will be reduced to 25% of earnings upon the annuitant’s death (the accumulation value minus the adjusted premiums), with a maximum payment of 25% of adjusted premiums.

Your spouse may continue a contract with the earnings benefit rider upon your death only if you are the annuitant and sole owner and your spouse is the sole beneficiary when the contract is issued. Any later changes in the annuitant or owner will prevent your spouse from continuing the rider. If your spouse is 80 or older upon your death, your spouse may not continue this rider.

If your spouse elects to continue this rider upon your death, we will credit the contract an amount equal to the amount by which the death

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benefit then payable under the contract (including the enhanced death benefit, if applicable) plus any earnings benefit payable exceeds the accumulation value of the contract on the date of death. This amount will be credited to the RS Cash Management VIP Series variable investment option. Your spouse will be subject to the same fees, charges and expenses that were applicable to you, except that your spouse may not continue any riders (other than the earnings benefit rider) that had been elected for the contract, and charges will not be deducted for other rider benefits after your death.

Upon the death of your surviving spouse before the date annuity payments begin, the earnings benefit proceeds must be distributed to the beneficiaries named by your spouse or allocated to the contract if the beneficiaries continue the contract. However, the beneficiaries may not continue the rider. To determine the amount of any earnings benefit on the date of your spouse’s death, we begin by calculating two different numbers:

•	The first number is the amount of adjusted premiums as of your spouse’s death. This amount is the accumulation value at the time your spouse continued the contract (the sum of the contract death benefit, including any enhanced death benefit plus any earnings benefit), adjusted by:

•	Adding any net premiums contributed to the contract after your death

•	Proportional reductions for partial withdrawals (as explained below) taken from the contract after your death.

•	The second number is the accumulation value as of your spouse’s death minus the first number calculated immediately above.

If your spouse is age 69 or younger upon your death, the beneficiaries will receive 40% of the lesser of these two amounts.

If your spouse is between ages 70 and 79 upon your death, the percentage will be reduced to 25% of the lesser of these two amounts.

In summary, upon your surviving spouse’s death, we calculate whether a second earnings benefit is payable based on a percentage of earnings from the time of your death until your spouse’s death (the second number indicated above). However, such amount payable may not be more than the specified percentage of the adjusted premiums (as explained in the first number indicated above).

As mentioned above, for purposes of calculating the earnings benefit, the amount of the premiums is adjusted for any partial withdrawals and any applicable deferred sales charges and annuity taxes. Each time you make a partial withdrawal, we will reduce the premium amount by an amount calculated as follows: we multiply the premium payment amount (or, if

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the amount has been previously adjusted, the adjusted premium payment amount) by:

your partial withdrawal amount, (including any deferred sales charges and annuity taxes)
the accumulation value of your contract immediately prior to withdrawal.

The result is the new adjusted premium amount.

We will terminate the earnings benefit rider on the earliest of the following dates:

•	the date the contract terminates

•	on the annuitant’s 90th birthday

•	the date annuity payments begin

•	the date we receive a written termination request from you

•	the date of the annuitant’s death unless you are the annuitant and your spouse elects to continue the contract and rider

•	the date of your spouse’s death, if your spouse continued the rider

•	the date the owner, joint owner or annuitant is changed unless the change is the result of a surviving spouse’s decision to continue the contract.

Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit. If you select any of the GMWB riders, you cannot select this rider.

LIVING BENEFIT RIDER (REFERRED TO AS “DECADE”)

When you buy your contract, you can choose to buy a living benefit rider. In order to purchase this rider, the annuitant must be 74 years old or younger at the time we issue your contract. You will pay a daily charge for this rider based on an annual rate of 0.25% of the net assets of your variable investment options.

This rider provides for a living benefit on the tenth contract anniversary if the accumulation value of your contract on that date is less than your initial premium payment, adjusted as described below for any partial withdrawals you’ve made before that date. The living benefit amount you may receive is equal to the amount by which the adjusted initial premium payment exceeds your accumulation value on the tenth contract anniversary.

If you elect the living benefit rider, you will be subject to a number of special rules while the rider is in force:

•	We will not accept any additional premium payments into your contract. However, for contracts issued in connection with premium payments directed to us from other insurance companies, we may

OTHER CONTRACT FEATURES	PROSPECTUS	43

consider all such amounts when received as part of the initial premium payment for purposes of this rider.

•	You must allocate your net premiums at the time your contract is issued among the following groupings of allocation options. Each grouping is designated as an Asset Allocation Class.

10% –	RS Cash Management VIP Series, RS Low Duration Bond VIP Series or The Fixed-Rate Option.

40% –	RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, AIM V.I. Government Securities Fund, Fidelity VIP Investment Grade Bond Portfolio, MFS Research Bond Series, Van Kampen Life Investment Trust Government Portfolio or The Fixed-Rate Option.

40% –	RS Core Equity VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS High Yield Bond VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS International Growth VIP Series, Value Line Centurion Fund, Value Line Strategic Asset Management Trust, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, AllianceBernstein Value Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Growth & Income Portfolio, Davis Real Estate Portfolio, Davis Value Portfolio, Fidelity VIP Balanced Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Gabelli Capital Asset Fund, MFS Strategic Income Series, MFS Investors Trust Series, MFS Total Return Series or Van Kampen Life Investment Trust Growth and Income Portfolio.

10% –	RS Small Cap Core Equity VIP Series, RS Emerging Markets VIP Series, AIM V.I. Capital Appreciation Fund, AIM V.I. Basic Value Fund, AIM V.I. Mid Cap Core Equity Fund, Alger American Leveraged All Cap Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Global Technology Portfolio, Davis Financial Portfolio, Franklin Rising Dividends Securities Fund, Franklin Small Cap Value Securities Fund, Fidelity VIP Mid Cap Portfolio, MFS Capital Opportunities Series, MFS Emerging Growth Series, MFS New Discovery Series, or Templeton Growth Securities Fund.

•	On each quarterly anniversary, your accumulation value will be rebalanced to the allocation percentage listed above. If necessary, we will waive the usual fixed-rate option transfer restrictions to perform the rebalancing. Within each Asset Allocation Class, we will make shifts pro rata among the allocation options you have chosen for that class at the time of the rebalancing.

•	You may only make transfers to allocation options within the same Asset Allocation Class.

•	We will deduct any partial withdrawals from all allocation options pro rata. You will not be able to choose the allocation options from which withdrawals are made.

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If you are eligible to receive the living benefit at the tenth contract anniversary, the living benefit amount will be credited to The Guardian Cash Fund variable investment option.

As mentioned above, for the purposes of calculating the living benefit, the amount of the initial premium is adjusted for any partial withdrawals (including any applicable deferred sales charges) and annuity taxes. Each time you make a partial withdrawal, we will adjust the initial premium payment amount by multiplying the initial premium payment amount (or, if the amount has been previously adjusted, the adjusted initial premium payment amount) by:

your withdrawal amount
the accumulation value of your contract

We will terminate the living benefit rider on the earliest of the following dates:

•	the date we process any transaction requested by you that is inconsistent with the special rules outlined above

•	the date the annuitant dies

•	the tenth contract anniversary

•	the date the contract terminates

•	the date annuity payments begin

•	the date we receive a written termination request from you.

If the contract is jointly owned by you and your spouse, your spouse may continue the contract and the rider after your death, provided the annuitant is still living.

This rider is only available if it is approved in your state. If you select any of the GMWB riders, you cannot select this rider. Once the rider is terminated, it cannot be reinstated, and no further charges will be deducted for this benefit.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB) RIDER

When you buy your contract, you can choose to buy a GMIB rider. This rider establishes a guaranteed income base that will provide a GMIB regardless of the investment performance of the contract. If you elect to annuitize under this rider, the guaranteed income base will be applied to purchase annuity benefits. In order to purchase this rider, the annuitant and the contingent annuitant must be younger than 75 years old at the time we issue the contract. If you choose this rider, the annuitant may not be changed except as follows. If an annuitant who is not you dies prior to the annuity commencement date, and if a contingent annuitant had been named by you on the date that the contract and this rider were issued, then the contingent annuitant will become the annuitant. The guaranteed income base is not affected and continues to accumulate.

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You will pay a rider fee on each rider anniversary and upon the termination of this rider. The rider anniversary is the same month and day as the issue date of this rider in each calendar year after the calendar year that the rider was issued. The rider fee is 0.50% of the guaranteed income base at the time the fee is deducted. We will deduct this fee from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. If the date this fee is deducted for termination of this rider is a date other than a rider anniversary, then the fee will be prorated for the portion of the contract year that has passed. This fee will not be deducted after the election date.

The election date is the date that we receive, at our customer service office, all necessary information in good order to enable the GMIB payments to begin. The election date must be within 30 days following the tenth rider anniversary or must be within 30 days following any subsequent rider anniversary. Also, the GMIB must be elected no later than 30 days following the rider anniversary prior to the 85th birthday of the annuitant.

The GMIB rider will be issued only on the date that the basic contract is issued. The initial premium payment and any subsequent premium payments made in the first contract year cannot exceed $1,000,000 in the aggregate without prior permission from an authorized officer of GIAC. On the issue date, the guaranteed income base is equal to the accumulation value of the contract. Thereafter, on any current date, the guaranteed income base will equal the greater of (1) or (2):

(1)	The accumulation value on the issue date, plus any subsequent net premium payments, minus any subsequent adjusted partial withdrawals, accumulated at the annual effective growth rate of 5% up to the current date, until the earlier of:

(i)	the 85th birthday of the annuitant; or

(ii)	the first date the net premium payments, less any adjusted partial withdrawals, have grown to 2.5 times the cumulative net premium payments received, less adjusted partial withdrawals as a result of being accumulated at an annual effective growth rate of 5%.

(2)	The largest accumulation value, on the issue date or on any rider anniversary prior to the 81st birthday of the annuitant, plus any net premium payments received after this date, with a reduction for any adjusted partial withdrawals taken after this date. If, immediately prior to the withdrawal, the accumulation value is greater than or equal to the guaranteed income base, the reduction will be by the dollar amount of the partial withdrawal and any applicable contingent deferred sales charges and annuity taxes.

On the election date, if the accumulation value is greater than the guaranteed income base, we will increase the guaranteed income base to be equal to the accumulation value as of that date.

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An adjusted partial withdrawal is calculated for each partial withdrawal, and is equal to (a) divided by (b) multiplied by (c), where:

(a)	is the amount of the partial withdrawal, including any applicable contingent deferred sales charges and annuity taxes;

(b)	is the accumulation value immediately prior to the withdrawal; and

(c)	is the guaranteed income base immediately prior to the withdrawal.

On the election date, you may use the guaranteed income base and the applicable annuity factors specified in the GMIB rider to provide fixed annuity payments from the following annuity payout options:

•	Life Income – An election may be made for a fixed income payout for the life of the annuitant.

•	Life Income with a 10 year Period Certain – An election may be made for a fixed income payout with a 10-year period certain. In the event of the death of the annuitant prior to the end of the period certain, the remaining period certain payments will be continued to the beneficiary. If the life expectancy of the annuitant is less than 10 years according to the life expectancy table specified by the Internal Revenue Service, then the settlement option available will be a Life Annuity with a Period Certain for which the period certain is the life expectancy of the annuitant.

•	Joint and 100% Survivor – An election may be made for a fixed income option if both the annuitant and the joint annuitant are under age 85. Payments will be made as long as either the annuitant or joint annuitant is living.

If you exercise a rider payment option, the payout received will be the greater of:

(i)	the GMIB at the time of election, which is calculated by multiplying each $1,000 of guaranteed income base by the applicable annuity factor specified in the GMIB rider for the rider payment option elected; or

(ii)	the income calculated by multiplying each $1,000 of accumulation value by our current settlement option rates of the basic contract for the applicable corresponding contract annuity payout option, at the time of election.

The guaranteed income base may only be used with the rider payment options and annuity factors specified in the GMIB rider. The guaranteed income base may not be used with the annuity payout options and settlement option rates of the basic contract. Annuity factors translate your guaranteed income base or your accumulation value into an annuity benefit. The annuity factors show the dollar amount of the monthly annuity payment purchased with each $1,000 of the guaranteed income benefit or accumulation value applied. The annuity factors for the GMIB are more conservative than the annuity factors for the basic contract. Because the GMIB is based on conservative actuarial factors, the level of income that it guarantees may be less than the level that would be

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provided by annuitization of the accumulation value using the annuity factors of the basic contract. We use more conservative annuity factors for the GMIB because the guaranteed income base to which these factors are applied increases automatically at an annual guaranteed growth rate of 5%, regardless of the investment performance of the basic contract.

The rider terminates on the earliest of the following:

•	the date the basic contract terminates; or

•	the date you elect to apply the accumulation value of the contract to annuitize the contract using the annuity payout options in the basic contract; or

•	the 31st day following the date of the annuitant’s 85th birthday; or

•	the date the contingent annuitant becomes the annuitant, if the contingent annuitant is age 85 or older; or

•	the date spousal continuation is elected, if you were the annuitant and you die.

This rider cannot be terminated prior to the earliest of the above dates. Also, this rider may not be available in your state. If you select any of the GMWB riders, you cannot select this rider.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

You may choose one of the following four Guaranteed Minimum Withdrawal Benefit Riders.

Guaranteed Minimum Withdrawal Benefit (GMWB) (referred to as “AssetAccess”)

When you buy your contract, you can choose to buy a GMWB rider, if your initial premium payment is $10,000 or more, and if you (or at least one of the joint owners, if applicable) are younger than 81 years old at the time we issue the contract. This rider provides a guaranteed minimum withdrawal benefit regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the first contract anniversary. There is a one year benefit waiting period for the benefits provided by this rider. This rider is irrevocable and can only be terminated on the earliest of the following:

•	the contract termination date; or

•	the annuity commencement date; or

•	depletion of the guaranteed withdrawal balance, as described below; or

•	when death benefit proceeds are distributed as a lump sum under the contract; or

•	depletion of the contract accumulation value unless the settlement phase described below is applicable.

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It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is the total amount available for future periodic guaranteed withdrawals and is used for the purpose of calculating the GMWB. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year until the GWB is depleted. A withdrawal is an amount withdrawn from the contract, including any applicable contingent deferred sales charges and annuity taxes.

The GWA is calculated on your first contract anniversary by multiplying the GWB as of that date by 5%. This percentage is the guaranteed withdrawal percentage. You may take withdrawals in each contract year, beginning on your first contract anniversary, up to an amount equal to the GWA until the GWB is depleted, even if the accumulation value of your contract reduces to zero. If you choose not to withdraw the total GWA available in any contract year, your remaining GWA cannot be carried forward to the next contract year. If you withdraw an amount greater than your GWA in any contract year, your GWB will be reset, possibly reducing your GMWB to an amount less than the total of all your premium payments.

After the issue date of your contract and prior to the first contract anniversary, we will not accept additional premium payments, without our prior approval, if the total of all additional payments exceeds $1,000,000. On or after the first contract anniversary, we will not accept additional premium payments, without our prior approval, if the total of all additional premium payments exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date. The rider fee is deducted pro rata from all investment options and is 0.50% of the adjusted GWB. The adjusted GWB is the GWB that was available on your prior contract anniversary, adjusted for any step-up (described below) or subsequent premium payments. For your first contract anniversary, the adjusted GWB is the initial premium adjusted for any subsequent premium payments you made during the first contract year. If you take a withdrawal on any date other than a contract anniversary and the withdrawal exceeds the GWA for that contract year and reduces the accumulation value of the basic contract to zero, we will deduct a pro rata share of the rider fee from the amount that would be payable to you. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee to a maximum of 1.00% annually on the effective date of each step-up.

The GMWB begins on the first contract anniversary date. In no event will the GWB exceed $5,000,000.

OTHER CONTRACT FEATURES	PROSPECTUS	49

The following section describes how your GWB is calculated:

The initial GWB is equal to your initial premium payment. During the first contract year, each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment. Each time you take a withdrawal during the first contract year, the GWB will reset to the GWB immediately prior to the withdrawal multiplied by the accumulation value of the contract immediately after the withdrawal and divided by the accumulation value immediately prior to the withdrawal.

On and after the first contract anniversary, each time an additional premium payment is received by us, your GWB will increase by the amount of that additional payment. Your GWB can also increase as a result of either a bonus or a step-up, and it will decrease as a result of a withdrawal.

During your first five contract years (the bonus period), if you do not take withdrawals during a particular contract year and if your GWB has not been previously stepped-up and/or reset, then your GWB will increase on the following contract anniversary by an amount equal to the following: multiplied by 6% (the bonus percentage), the total premium payments you made from the issue date of your contract to the end of the applicable contract year minus the total withdrawals you made during that period. However, if your GWB was previously stepped-up and/or reset during the bonus period, then your GWB will increase by an amount equal to 6% multiplied by the following: your GWB immediately after your latest step-up or reset, increased by any premium payments we received after your latest step-up or reset and decreased by any withdrawals you made after your latest step-up or reset.

In addition, if you have not taken any withdrawals during the entire bonus period, a one time bonus credit will be applied to your GWB at the end of the bonus period. This one time bonus credit is equal to your initial premium payment multiplied by 2.5%. No bonuses will be paid after the end of the bonus period.

Also, please note that the application of any bonus only increases the GWB and does not increase the contract’s accumulation value.

Your first step-up date is your fourth contract anniversary. After that, step-up dates occur on every third contract anniversary, up to and including your 31st contract anniversary. Within 30 days following each step-up date, you may choose to increase (or “step-up”) your GWB if the accumulation value of your contract on the step-up date is greater than the GWB on that date. If you do not elect to step-up on a particular date, you will be able to step-up on the next available step-up date. Currently, we do not charge an increased fee for this step-up, but we reserve the right to increase the rider fee on the effective date of each step-up. The increased rider fee will never exceed an annual charge of 1.00%, deducted pro rata from all investment options, on your contract anniversary. No step-ups will be permitted after the 30 days following your 31st contract anniversary.

If your total withdrawals during a contract year are less than or equal to the GWA, then your GWB will reset to a GWB less the amount of

50	PROSPECTUS	OTHER CONTRACT FEATURES

the withdrawals. If your total withdrawals during a contract year exceed the GWA, then your GWB will reset to equal the lesser of the accumulation value of your contract immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

If you have a qualified contract, you may be required to take minimum required distributions. If your minimum required distribution amount exceeds your GWA, you may have to withdraw more than the GWA to avoid the imposition of a 50% excise tax, causing a reset of your GWB. You should consult a tax adviser before purchasing the GMWB rider with a qualified contract.

The following section describes how your GWA is calculated on or after your first contract anniversary:

Each time an additional premium payment is received by us, the GWA will equal the greater of:

•	your GWA immediately prior to the premium payment; or

•	the lesser of:

–	the GWB immediately after the premium payment multiplied by the 5% guaranteed withdrawal percentage; or

–	your GWA immediately prior to the premium payment plus an amount equal to the premium payment multiplied by the 5% guaranteed withdrawal percentage.

If your GWB is increased by a bonus, your GWA will equal the greater of:

•	your GWA immediately prior to the bonus; or

•	the GWB immediately after the bonus multiplied by the 5% guaranteed withdrawal percentage.

If your GWB is stepped-up, the GWA will equal the greater of:

•	the GWA immediately prior to the step-up of your GWB; or

•	your GWB immediately after the step-up of your GWB multiplied by the 5% guaranteed withdrawal percentage.

If your total withdrawals during a contract year are less than or equal to your GWA, then your GWA will not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your GWA then your GWA will be reset to equal the lesser of:

•	your GWA immediately prior to the withdrawal; or

•	the 5% guaranteed withdrawal percentage multiplied by the greater of:

–	the accumulation value of your contact immediately after your withdrawal; or

–	your GWB immediately after the withdrawal.

OTHER CONTRACT FEATURES	PROSPECTUS	51

The following section will explain the settlement phase of the GMWB rider:

The rider will enter its settlement phase if a withdrawal:

•	does not cause your total withdrawals during that contact year to exceed the GWA; and

•	reduces the accumulation value of the contract to zero,

but the GWB immediately after the withdrawal is still greater than zero.

During the settlement phase, settlement payments totaling no more than the GWA will be paid to you until the GWB is depleted. These payments will be made annually. Your contract will continue, but all other rights and benefits under your contract, including death benefits, will terminate. Additional premium payments will not be accepted and the rider fee will not be deducted. Also, you may not increase or decrease the settlement payments paid to you, except that you may increase any settlement payment if you need to satisfy a minimum required distribution from this contract under Internal Revenue Code Section 401(a)(9). If your settlement payments are below $100 annually, we reserve the right to pay you the present value of the remaining payments.

If you die during the settlement phase, payments will continue to the surviving joint owner(s), if any, and are subject to the Special Requirements provisions of the Death Benefits section of this prospectus. The surviving joint owner(s) may choose one of the following methods of payment to receive the remaining settlement payments:

•	A lump sum equal to the present value of the remaining payments, calculated as of the date we receive proof of the owner’s death and all required documents in good order; or

•	If the remaining payments are payable over a period that does not extend five years beyond the date of the owner’s death, continue the payments as scheduled until the GWB is depleted; or

•	If the remaining payments are payable over a period that extends five years beyond the date of the owner’s death, receive the present value of the remaining payments in equal annual payments that will not extend over a period ending five years beyond the date of the owner’s death.

If there is no joint owner, the present value of the remaining payments will be paid to your beneficiary in a lump sum and will be calculated as of the date we receive proof of your death and all required documents in good order.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for non-qualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly for qualified contracts, we will apply the non-annuity rules

52	PROSPECTUS	OTHER CONTRACT FEATURES

for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract may need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GMWB rider itself.

The following section describes the effect of the payment of a death benefit on the GMWB rider:

The GMWB rider will terminate if:

•	a death benefit is payable prior to the annuity commencement date and before the GWB is depleted; and

•	the death benefit proceeds are distributed as a lump sum or pursuant to the election of an annuity payout option (as required upon the death of the annuitant).

The GMWB rider will continue if:

•	a death benefit is payable prior to the annuity commencement date and before the GWB is depleted; and

•	the death benefit proceeds are not distributed as a lump sum or pursuant to the election of an annuity payout option.

If the GMWB rider continues, the rider fee continues. Also, if the death benefit was greater than the GWB on the date that the death benefit was determined, the recipient of the death benefit proceeds can elect to step-up the GWB within 30 days following that date. The recipient of the death benefit proceeds is only eligible to receive any additional remaining bonuses or step-ups if he or she is the deceased owner’s spouse. When withdrawals deplete the accumulation value of the contract or the death benefit proceeds to zero and the GWB is still greater than zero, then the rider enters the settlement phase.

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following seven allocation models:

1.	Growth Blend Model

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 20%

•	RS Investment Quality Bond VIP Series – 40%

•	AIM V.I. Capital Appreciation Fund – 30%

•	Fidelity VIP Contrafund Portfolio – 10%

2.	Growth and Income Model I

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 15%

•	RS Investment Quality Bond VIP Series – 40%

•	Davis Value Portfolio – 15%

•	Fidelity VIP Equity Income Portfolio – 15%

•	RS International Growth VIP Series – 15%

OTHER CONTRACT FEATURES	PROSPECTUS	53

3. Growth and Income Model II

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 15%

•	Davis Value Portfolio – 15%

•	Fidelity VIP Contrafund Portfolio – 20%

•	RS International Growth VIP Series – 10%

•	One of the following allocations:

–	RS Investment Quality Bond VIP Series – 40%

or

–	RS Investment Quality Bond VIP Series – 30% and Fidelity VIP Investment Grade Bond Portfolio – 10%

or

–	RS Investment Quality Bond VIP Series – 20% and Fidelity VIP Investment Grade Bond Portfolio – 20%

4.	Value Blend Model

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 15%

•	RS Investment Quality Bond VIP Series – 40%

•	Davis Value Portfolio – 30%

•	Van Kampen Life Investment Trust Growth and Income Portfolio – 15%

5.	RS Perspectives Model

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 30%

•	RS Investment Quality Bond VIP Series – 40%

•	RS Large Cap Value VIP Series – 15%

•	RS International Growth VIP Series – 15%

6. Core Blend Model

•	Fidelity VIP Contrafund Portfolio – 25%

•	Fidelity VIP MidCap Portfolio – 20%

•	RS Investment Quality Bond VIP Series – 25%

•	Fidelity VIP Investment Grade Bond Portfolio – 15%

•	Franklin Small Cap Value Securities Fund – 15%

7. Equity Income Blend Model

•	Fidelity VIP Contrafund Portfolio – 35%

•	Franklin Rising Dividends Securities Fund – 25%

•	Fidelity VIP Investment Grade Bond Portfolio – 20%

•	RS Investment Quality Bond VIP Series – 20%

Under models 1 through 5, you must select either the RS S&P 500 Index VIP Series or the RS Core Equity VIP Series. Additionally, under the third model, you must choose which allocation amount you desire

54	PROSPECTUS	OTHER CONTRACT FEATURES

for the RS Investment Quality Bond VIP Series and the Fidelity VIP Investment Grade Bond Portfolio. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new allocation model, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on March 1, June 1, September 1 and December 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

We reserve the right to agree or refuse to issue the GMWB rider at our sole discretion. This rider is available only in states where it has been approved by the state insurance department and where we are offering it. If you select the Living Benefit (Decade), the Guaranteed Minimum Income Benefit (GMIB), the Earnings Benefit, the Single Life Enhanced Guaranteed Minimum Withdrawal Benefit (SL GMWB) and/or the Spousal Continuation Enhanced Guaranteed Minimum Withdrawal Benefit (SC GMWB) riders, you cannot select the GMWB rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the GMWB rider, although we may offer the dollar cost averaging programs to contractowners who have selected the GMWB rider in the future. The GMWB rider is not available if your contract is issued in conjunction with a 403(b) plan. This rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

Single Life Enhanced Guaranteed Minimum Withdrawal Benefit (SL GMWB) (referred to as “Lifetime AssetAccess”)

When you buy your contract, you can choose to buy a SL GMWB rider, if your initial premium payment is $10,000 or more, and if you are younger than 81 years old and the only owner of the contract and there is no contingent annuitant at the time we issue the contract. This rider

OTHER CONTRACT FEATURES	PROSPECTUS	55

provides a guaranteed minimum withdrawal benefit regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the first contract anniversary and ending on the earlier to occur of the annuity commencement date or the termination of the rider. There is a one year benefit waiting period for the benefits provided by this rider. This rider is irrevocable and can only be terminated on the earliest of the following:

–	the contract termination date; or
–	the date an annuity payout option under the contract commences; or
–	the date the accumulation value of the contract, the guaranteed withdrawal balance and the lifetime withdrawal amount, described below, all equal zero;
–	when death benefit proceeds are distributed as a lump sum under the contract; or
–	any change in the owner or annuitant under the contract, including but not limited to, adding a joint owner or contingent annuitant.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is the total amount available for future periodic guaranteed withdrawals and is used for the purpose of calculating the SL GMWB. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while the rider is in effect until the GWB is depleted. The covered person is the person whose life is used to determine the duration of the lifetime withdrawal amount payments. If the owner is a natural person, the covered person is the owner, who must also be the annuitant. If the owner is not a natural person, the covered person is the annuitant. The covered person may not be changed after the contract is issued. The lifetime withdrawal amount (LWA) is the amount that is guaranteed to be available for withdrawal each contract year on or after the lifetime withdrawal eligibility date while there is a covered person under the rider and the rider is in effect. The initial LWA is determined on the lifetime withdrawal eligibility date which is the later of the first contract anniversary or the first contract anniversary on or after the covered person’s 65th birthday. A withdrawal is an amount withdrawn from the contract, including any applicable contingent deferred sales charges and annuity taxes.

The GWA is calculated on your first contract anniversary by multiplying the GWB as of that date by 5%. This percentage is the guaranteed withdrawal percentage. You may take withdrawals in each contract year, beginning on your first contract anniversary and ending on the earlier to occur of the annuity commencement date or the termination of the rider, up to an amount equal to the GWA until the GWB is depleted, even if the accumulation value of your contract reduces to zero. The rider also

56	PROSPECTUS	OTHER CONTRACT FEATURES

provides for an alternate benefit. This alternate benefit guarantees that on or after the lifetime withdrawal eligibility date while there is a covered person under this rider and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the LWA. If the rider enters the settlement phase (as described below) prior to the annuity commencement date, the LWA payments continue beyond the annuity commencement date for as long as the covered person is alive. However, if you select the last annuity commencement date permitted by applicable state law as your annuity commencement date and such date is reached while the rider is in effect and the settlement phase has not been reached, the covered person may receive annuity payments at least equal to the LWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA or LWA available in any contract year, your remaining GWA or LWA cannot be carried forward to the next contract year. If you withdraw an amount greater than your GWA in any contract year and that withdrawal amount is not a tax qualified distribution (as described below), your GWB will be reset, possibly reducing the potential benefit provided by the rider to an amount less than the total of all your premium payments. If you withdraw an amount greater than the LWA after the lifetime withdrawal eligibility date and that withdrawal amount is not a tax qualified distribution (as described below), the LWA will be reset, possibly reducing the LWA to zero and eliminating the LWA benefit, even if the amount withdrawn is less than or equal to the GWA.

After the issue date of your contract and prior to the first contract anniversary, we will not accept additional premium payments, without our prior approval, if the total of all additional payments exceeds $1,000,000. On or after the first contract anniversary, we will not accept additional premium payments, without our prior approval, if the total of all additional premium payments exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and is 0.60% of the adjusted GWB. The adjusted GWB is the GWB that was available on your prior contract anniversary, adjusted for any step-up (described below) or subsequent premium payments made prior to the current contract anniversary. For your first contract anniversary, the adjusted GWB is the initial premium adjusted for any subsequent premium payments you made during the first contract year. If you take a withdrawal on any date other than a contract anniversary and the withdrawal exceeds the GWA or the tax qualified distribution amount for that contract year and reduces the accumulation value of the basic contract to zero, we will deduct a pro rata share of the rider fee from the amount that would be payable to you. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity

OTHER CONTRACT FEATURES	PROSPECTUS	57

commencement date. We reserve the right to increase the rider fee to a maximum of 1.00% annually on the effective date of each step-up.

The effective date of the benefits provided by the rider is the first contract anniversary date. In no event will the GWB exceed $5,000,000.

The following section describes how your GWB is calculated:

The initial GWB is equal to your initial premium payment. During the first contract year, each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment. Each time you take a withdrawal during the first contract year, the GWB will reset to the GWB immediately prior to the withdrawal multiplied by the accumulation value of the contract immediately after the withdrawal and divided by the accumulation value immediately prior to the withdrawal.

On and after the first contract anniversary, each time an additional premium payment is received by us, your GWB will increase by the amount of that additional payment. Your GWB can also increase as a result of either a bonus or a step-up, and it will decrease as a result of a withdrawal.

During your first seven contract years (the bonus period), if you do not take withdrawals during a particular contract year and if your GWB has not been previously stepped-up and/or reset, then your GWB will increase on the following contract anniversary by an amount equal to 7% (the bonus percentage) multiplied by the following: the total premium payments you made from the issue date of your contract to the end of the applicable contract year minus the total withdrawals you made during that period. However, if your GWB was previously stepped-up and/or reset during the bonus period, then your GWB will increase by an amount equal to 7% multiplied by the following: your GWB immediately after your latest step-up or reset, increased by any premium payments we received after your latest step-up or reset and decreased by any withdrawals you made after your latest step-up or reset.

No bonuses will be paid after the end of the bonus period. Also, please note that the application of any bonus only increases the GWB and does not increase the contract’s accumulation value.

Your first automatic step-up date is your first contract anniversary. After that, your GWB will automatically increase or “step up” to equal the accumulation value of your contract on every contract anniversary, up to and including your 31st contract anniversary, if the accumulation value of your contract on the step-up date is greater than the GWB on that date, after adjustment for any applicable bonus amount. Within 30 days following each step-up date, you may choose to decline the automatic step-up by providing written notice to GIAC. Currently, we do not charge an increased rider fee percentage for these step-ups, but we reserve the right to increase the rider fee percentage on the effective date of each step-up. The increased rider fee percentage will never exceed an annual charge of 1.00%, deducted pro rata from all investment options, on your contract anniversary. You will receive

58	PROSPECTUS	OTHER CONTRACT FEATURES

advance notice of any increase in the rider fee percentage and you will be given the opportunity to decline automatic step-ups in the future. If you decline automatic step-ups, any increase in the rider fee percentage will not apply and your GWB will not automatically step-up on subsequent step-up dates. You may resume automatic step-ups at any time by providing written notice to us or by electing to step-up within 30 days following any subsequent step-up date. This election will resume automatic step-ups. If you resume automatic step-ups, any increase in the rider fee percentage that has been implemented by us for contracts with automatic step-ups will apply. No step-ups will be permitted after the 30 days following your 31st contract anniversary.

If your total withdrawals during a contract year are less than or equal to the GWA or the withdrawal is a tax qualified distribution (as described below), then your GWB will reset to a GWB less the amount of the withdrawals. If your total withdrawals during a contract year exceed the GWA and that withdrawal is not a tax qualified distribution (as described below), then your GWB will reset to equal the lesser of the accumulation value of your contract immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 403(b) or other retirement program that does not allow withdrawals from the contract prior to age 59- 1/2, termination of employment or other specified circumstances and the SL GMWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the SL GMWB rider with a qualified contract.

The following section describes how your GWA is calculated on or after your first contract anniversary:

Each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the premium payment; or
–	the lesser of:

•	the GWB immediately after the premium payment multiplied by the 5% guaranteed withdrawal percentage; or

•	your GWA immediately prior to the premium payment plus an amount equal to the premium payment multiplied by the 5% guaranteed withdrawal percentage.

If your GWB is increased by a bonus, your GWA will equal the greater of:

–	your GWA immediately prior to the bonus; or
–	the GWB immediately after the bonus multiplied by the 5% guaranteed withdrawal percentage.

OTHER CONTRACT FEATURES	PROSPECTUS	59

If your GWB is stepped-up, the GWA will equal the greater of:

–	the GWA immediately prior to the step-up of your GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the 5% guaranteed withdrawal percentage.

If your total withdrawals during a contract year are less than or equal to your GWA, then your GWA will not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your GWA and that withdrawal amount is not due to a tax qualified distribution as described below, then your GWA will be reset to equal the lesser of:

–	your GWA immediately prior to the withdrawal; or
–	the 5% guaranteed withdrawal percentage multiplied by the greater of:

•	the accumulation value of your contact immediately after your withdrawal; or

•	your GWB immediately after the withdrawal.

Any reset of the GWA will also result in a reset of the LWA, if applicable.

The following section describes how your LWA is calculated:

Your initial LWA is equal to the GWB on your lifetime withdrawal eligibility date multiplied by the 5% lifetime withdrawal percentage. The LWA will not be determined before this eligibility date. The LWA equals zero if there is no longer a covered person under the rider.

After the lifetime withdrawal eligibility date, each time an additional premium payment is received by us, the LWA will equal the greater of:

–	your LWA immediately prior to the payment; or
–	the lesser of:

•	the GWB immediately after the premium payment multiplied by the 5% lifetime withdrawal percentage; or

•	your LWA immediately prior to the premium payment plus an amount equal to the premium payment multiplied by the 5% lifetime withdrawal percentage.

If your GWB is increased by a bonus, your LWA will equal the greater of:

–	your LWA immediately prior to the bonus; or
–	your GWB immediately after the bonus multiplied by the 5% lifetime withdrawal percentage.

If your GWB is stepped up, the LWA will equal the greater of:

–	your LWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the 5% lifetime withdrawal percentage.

On or after the lifetime withdrawal eligibility date, if your total withdrawals during a contract year are less than or equal to your LWA,

60	PROSPECTUS	OTHER CONTRACT FEATURES

then your LWA does not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your LWA, and that withdrawal amount is not due to a tax qualified distribution as (described below), then your LWA will be reset to equal the lesser of:

–	your LWA immediately prior to the withdrawal; or
–	the 5% lifetime withdrawal percentage multiplied by the greater of:

•	the accumulation value of your contract immediately after the withdrawal; or

•	the GWB immediately after the withdrawal.

A reset of your LWA as a result of a withdrawal in excess of the LWA does not necessarily result in a reset of the GWA, unless that withdrawal exceeds the GWA for that contract year and is not due to a tax qualified distribution (as described below).

The following section describes tax qualified distributions:

Your GWA and LWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely pursuant to one of the following tax-qualified distribution programs:

1.	Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code (“Code”) Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code Section 403(b)), an individual retirement account (Code Section 408(a)), or an individual retirement annuity (Code Section 408(b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the owner dies before entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004). Only the proportional share allocable to this contract of any required minimum distribution is a tax qualified distribution; or

2.

Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of such owner and his or her designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 Internal Revenue Bulletin 710 (substantially equal periodic payments

OTHER CONTRACT FEATURES	PROSPECTUS	61

calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a tax-qualified distribution program under the rider); or

3.	Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the beneficiary of the joint lives (or joint life expectancies) of such beneficiary and his or her designated beneficiary, provided, however, that the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by the Internal Revenue Bulletin 2004-9, Notice 2004-15, page 526 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a tax-qualified distribution program under the rider).

Your right to make withdrawals pursuant to one of the tax-qualified distribution programs described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates under 1, 2 or 3 above, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the LWA are no longer permitted.

The following section will explain the settlement phase of the SL GMWB rider:

The rider will enter its settlement phase if a withdrawal:

–	does not cause your total withdrawals during that contract year to exceed the GWA or the amount permitted as a tax qualified distribution; and
–	reduces the accumulation value of the contract to zero,

62	PROSPECTUS	OTHER CONTRACT FEATURES

but the GWB or LWA immediately after the withdrawal is still greater than zero.

Your contract will continue, but all other rights and benefits under your contract, including death benefits, will terminate. Additional premium payments will not be accepted and the rider fee will not be deducted.

If the rider has entered the settlement phase and the lifetime withdrawal eligibility date has been reached and the covered person is living, we will pay you the LWA, or if you elect, the applicable tax qualified distribution amount, for as long as the covered person is alive. Payments will be made annually on the contract anniversary and each payment will reduce the GWB by the amount of the payment.

If the rider has entered the settlement phase and the lifetime withdrawal eligibility date has not been reached, we will pay you the GWA, or if you elect, the applicable tax qualified distribution amount, until the GWB is depleted. If the lifetime withdrawal eligibility date is reached after the rider has entered the settlement phase while the rider is in effect and the GWB has not been depleted, we will pay you the LWA annually on each contract anniversary as long as the covered person is alive. Each payment will reduce the GWB by the amount of the payment.

If, during the settlement phase:

–	your GWB becomes zero but your LWA is greater than zero, you will receive annual payments equal to the LWA on each contract anniversary while the covered person is alive.
–	the covered person dies, the LWA will be set to zero.
–	the GWB is depleted and the covered person is no longer alive, the rider will terminate and no additional payments will be made.

You have the option during the settlement phase to request us, in writing, to change your payment from the then effective payment amount (GWA, LWA or tax qualified distributions) to any other of these payment amounts that you are eligible for at that time. This change will be effective on the contract anniversary following the date that your written election is received by us in good order. Please note that if the new form of payments exceeds the LWA, the LWA may be reset.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for non-qualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the SL GMWB rider itself.

OTHER CONTRACT FEATURES	PROSPECTUS	63

The following section describes the effect of the payment of a death benefit on the SL GMWB rider:

The SL GMWB rider will terminate if:

–	a death benefit is payable prior to the annuity commencement date and before the GWB is depleted; and
–	the death benefit proceeds are distributed as a lump sum or pursuant to the election of an annuity payout option.

The SL GMWB rider will continue if:

–	a death benefit is payable prior to the annuity commencement date and before the GWB is depleted; and
–	the death benefit proceeds are not distributed as a lump sum or pursuant to the election of an annuity payout option.

If the SL GMWB rider continues, the rider fee continues. Also, if the death benefit was greater than the GWB on the date that the death benefit was determined, the GWB will automatically step-up to that amount. The beneficiary is not eligible for any remaining bonuses or step-ups. When withdrawals deplete the accumulation value of the contract or the death benefit proceeds to zero and the GWB is still greater than zero, then the rider enters the settlement phase. Annual payments, equal to the GWA, will be paid to the beneficiary until the earlier to occur of:

–	the depletion of the GWB, or
–	the fifth anniversary of the annuitant’s death.

However, the beneficiary may, within one year of the date of death of the deceased annuitant, elect “life expectancy distributions.” These life expectancy distributions are determined using the applicable life expectancy table as published by the Internal Revenue Service. In that instance, annual settlement payments equal to the GWA will be paid to the beneficiary until the earlier to occur of:

–	the depletion of the GWB, or
–	the end of the beneficiary’s life expectancy as determined on the date of the annuitant’s death.

The following section explains the option that you have to receive an annuity payment at least equal to the LWA at the last annuity commencement date permitted by applicable state law:

While this rider is in effect, we agree that you may change the annuity commencement date of the contract to a date not later than the last date permitted under applicable state law. Currently, GIAC uses age 95 as the last annuity commencement date available under state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a covered person under this rider on such annuity commencement date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed payout option under the contract, or

64	PROSPECTUS	OTHER CONTRACT FEATURES

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following seven allocation models:

1.	Growth Blend Model

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 20%

•	RS Investment Quality Bond VIP Series – 40%

•	AIM V.I. Capital Appreciation Fund – 30%

•	Fidelity VIP Contrafund Portfolio – 10%

2.	Growth and Income Model I

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 15%

•	RS Investment Quality Bond VIP Series – 40%

•	Davis Value Portfolio – 15%

•	Fidelity VIP Equity Income Portfolio – 15%

•	RS International Growth VIP Series – 15%

3.	Growth and Income Model II

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 15%

•	Davis Value Portfolio – 15%

•	Fidelity VIP Contrafund Portfolio – 20%

•	RS International Growth VIP Series – 10%

•	One of the following allocations:

–	RS Investment Quality Bond VIP Series – 40%

or

–	RS Investment Quality Bond VIP Series – 30% and Fidelity VIP Investment Grade Bond Portfolio – 10%

or

–	RS Investment Quality Bond VIP Series – 20% and Fidelity VIP Investment Grade Bond Portfolio – 20%

4.	Value Blend Model

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 15%

•	RS Investment Quality Bond VIP Series – 40%

•	Davis Value Portfolio – 30%

•	Van Kampen Life Investment Trust Growth and Income Portfolio – 15%

5.	RS Perspectives Model

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 30%

•	RS Investment Quality Bond VIP Series – 40%

•	RS Large Cap Value VIP Series – 15%

•	RS International Growth VIP Series – 15%

OTHER CONTRACT FEATURES	PROSPECTUS	65

6.	Core Blend Model

•	Fidelity VIP Contrafund Portfolio – 25%

•	Fidelity VIP MidCap Portfolio – 20%

•	RS Investment Quality Bond VIP Series – 25%

•	Fidelity VIP Investment Grade Bond Portfolio – 15%

•	Franklin Small Cap Value Securities Fund – 15%

7.	Equity Income Blend Model

•	Fidelity VIP Contrafund Portfolio – 35%

•	Franklin Rising Dividends Securities Fund – 25%

•	Fidelity VIP Investment Grade Bond Portfolio – 20%

•	RS Investment Quality Bond VIP Series – 20%

Under models 1 through 5, you must select either the RS S&P 500 Index VIP Series or the RS Core Equity VIP Series. Additionally, under the third model, you must choose which allocation amount you desire for the RS Investment Quality Bond VIP Series and the Fidelity VIP Investment Grade Bond Portfolio. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on March 1, June 1, September 1 and December 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

We reserve the right to agree or refuse to issue the SL GMWB rider at our sole discretion. This version of the SL GMWB rider is not available in New York state. The rider may not be available in your state. The rider is available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If

66	PROSPECTUS	OTHER CONTRACT FEATURES

you select the Living Benefit (Decade), the Guaranteed Minimum Income Benefit (GMIB), the Earnings Benefit, the Guaranteed Minimum Withdrawal Benefit (GMWB) and/or the Spousal Continuation Enhanced Guaranteed Minimum Withdrawal Benefit (SC GMWB) riders, you cannot select the SL GMWB rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the SL GMWB rider, although we may offer the dollar cost averaging programs to contractowners who have selected the SL GMWB rider in the future. This rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

Single Life Enhanced Guaranteed Minimum Withdrawal Benefit (SL GMWB) (referred to as “Lifetime AssetAccess”) (New York Version)

When you buy your contract, you can choose to buy a SL GMWB rider, if your initial premium payment is $10,000 or more, and if you are younger than 81 years old and the only owner of the contract and there is no contingent annuitant at the time we issue the contract. This rider provides a guaranteed minimum withdrawal benefit regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the first contract anniversary and ending on the earlier to occur of the annuity commencement date or the termination of the rider. There is a one year benefit waiting period for the benefits provided by this rider. This rider is irrevocable and can only be terminated on the earliest of the following:

-	the contract termination date; or
-	the date an annuity payout option under the contract commences; or
-	the date the accumulation value of the contract, the guaranteed withdrawal balance and the lifetime withdrawal amount, described below, all equal zero;
-	upon the covered person’s date of death;
-	any change in the owner or annuitant under the contract, including but not limited to, adding a joint owner or contingent annuitant.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is the total amount available for future periodic guaranteed withdrawals and is used for the purpose of calculating the SL GMWB. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while the covered person is alive and the rider is in effect until the GWB is depleted. The GWA reduces to zero upon the death of the covered person. The covered person is the person whose life is used to determine the duration of the lifetime withdrawal amount payments. If the owner is a natural

OTHER CONTRACT FEATURES	PROSPECTUS	67

person, the covered person is the owner, who must also be the annuitant. If the owner is not a natural person, the covered person is the annuitant. The covered person may not be changed after the contract is issued. The lifetime withdrawal amount (LWA) is the amount that is guaranteed to be available for withdrawal each contract year on or after the lifetime withdrawal eligibility date while there is a covered person under the rider and the rider is in effect. The initial LWA is determined on the lifetime withdrawal eligibility date which is the later of the first contract anniversary or the first contract anniversary on or after the covered person’s 65th birthday. A withdrawal is an amount withdrawn from the contract, including any applicable contingent deferred sales charges and annuity taxes.

The GWA is calculated on your first contract anniversary by multiplying the GWB as of that date by 5%. This percentage is the guaranteed withdrawal percentage. You may take withdrawals in each contract year, beginning on your first contract anniversary and ending on the earlier to occur of the annuity commencement date or the termination of the rider, up to an amount equal to the GWA until the GWB is depleted, even if the accumulation value of your contract reduces to zero. The rider also provides for an alternate benefit. This alternate benefit guarantees that on or after the lifetime withdrawal eligibility date while there is a covered person under this rider and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the LWA. If the rider enters the settlement phase (as described below) prior to the annuity commencement date, the LWA payments continue beyond the annuity commencement date for as long as the covered person is alive. However, if you select the last annuity commencement date permitted by applicable state law as your annuity commencement date and such date is reached while the rider is in effect and the settlement phase has not been reached, the covered person may receive annuity payments at least equal to the LWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA or LWA available in any contract year, your remaining GWA or LWA cannot be carried forward to the next contract year. If you withdraw an amount greater than your GWA in any contract year and that withdrawal amount is not a tax qualified distribution (as described below), your GWB will be reset, possibly reducing the potential benefit provided by the rider to an amount less than the total of all your premium payments. If you withdraw an amount greater than the LWA after the lifetime withdrawal eligibility date and that withdrawal amount is not a tax qualified distribution (as described below), the LWA will be reset, possibly reducing the LWA to zero and eliminating the LWA benefit, even if the amount withdrawn is less than or equal to the GWA.

After the issue date of your contract and prior to the first contract anniversary, we will not accept additional premium payments, without our prior approval, if the total of all additional payments exceeds $1,000,000. On or after the first contract anniversary, we will not accept additional premium payments, without our prior approval, if the total of all additional premium payments exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

68	PROSPECTUS	OTHER CONTRACT FEATURES

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and is 0.60% of the adjusted GWB. The adjusted GWB is the GWB that was available on your prior contract anniversary, adjusted for any step-up (described below) or subsequent premium payments made prior to the current contract anniversary. For your first contract anniversary, the adjusted GWB is the initial premium adjusted for any subsequent premium payments you made during the first contract year. If you take a withdrawal on any date other than a contract anniversary and the withdrawal exceeds the GWA or the tax qualified distribution amount for that contract year and reduces the accumulation value of the basic contract to zero, we will deduct a pro rata share of the rider fee from the amount that would be payable to you. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee to a maximum of 1.00% annually on the effective date of each step-up.

The effective date of the benefits provided by the rider is the first contract anniversary date. In no event will the GWB exceed $5,000,000.

The following section describes how your GWB is calculated:

The initial GWB is equal to your initial premium payment. During the first contract year, each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment. Each time you take a withdrawal during the first contract year, the GWB will reset to the GWB immediately prior to the withdrawal multiplied by the accumulation value of the contract immediately after the withdrawal and divided by the accumulation value immediately prior to the withdrawal.

On and after the first contract anniversary, each time an additional premium payment is received by us, your GWB will increase by the amount of that additional payment. Your GWB can also increase as a result of either a bonus or a step-up, and it will decrease as a result of a withdrawal.

During your first nine contract years (the bonus period), if you do not take withdrawals during a particular contract year and if your GWB has not been previously stepped-up and/or reset, then your GWB will increase on the following contract anniversary by an amount equal to 6% (the bonus percentage) multiplied by the following: the total premium payments you made from the issue date of your contract to the end of the applicable contract year minus the total withdrawals you made during that period. However, if your GWB was previously stepped-up and/or reset during the bonus period, then your GWB will increase by an amount equal to 6% multiplied by the following: your GWB immediately after your latest step-up or reset, increased by any premium payments we received after your latest step-up or reset and decreased by any withdrawals you made after your latest step-up or reset.

OTHER CONTRACT FEATURES	PROSPECTUS	69

No bonuses will be paid after the end of the bonus period. Also, please note that the application of any bonus only increases the GWB and does not increase the contract’s accumulation value.

Your first automatic step-up date is your first contract anniversary. After that, your GWB will automatically increase or “step up” to equal the accumulation value of your contract on every contract anniversary, up to and including your 31st contract anniversary, if the accumulation value of your contract on the step-up date is greater than the GWB on that date, after adjustment for any applicable bonus amount. Within 30 days following each step-up date, you may choose to decline the automatic step-up by providing written notice to GIAC. Currently, we do not charge an increased rider fee percentage for these step-ups, but we reserve the right to increase the rider fee percentage on the effective date of each step-up. The increased rider fee percentage will never exceed an annual charge of 1.00%, deducted pro rata from all investment options, on your contract anniversary. You will receive advance notice of any increase in the rider fee percentage and you will be given the opportunity to decline automatic step-ups in the future. If you decline automatic step-ups, any increase in the rider fee percentage will not apply and your GWB will not automatically step-up on subsequent step-up dates. You may resume automatic step-ups at any time by providing written notice to us or by electing to step-up within 30 days following any subsequent step-up date. This election will resume automatic step-ups. If you resume automatic step-ups, any increase in the rider fee percentage that has been implemented by us for contracts with automatic step-ups will apply. No step-ups will be permitted after the 30 days following your 31st contract anniversary.

If your total withdrawals during a contract year are less than or equal to the GWA or the withdrawal is a tax qualified distribution (as described below), then your GWB will reset to a GWB less the amount of the withdrawals. If your total withdrawals during a contract year exceed the GWA and that withdrawal is not a tax qualified distribution (as described below), then your GWB will reset to equal the lesser of the accumulation value of your contract immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 403(b) or other retirement program that does not allow withdrawals from the contract prior to age 59-1/2, termination of employment or other specified circumstances and the SL GMWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the SL GMWB rider with a qualified contract.

70	PROSPECTUS	OTHER CONTRACT FEATURES

The following section describes how your GWA is calculated on or after your first contract anniversary:

Each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the premium payment; or
–	the lesser of:

•	the GWB immediately after the premium payment multiplied by the 5% guaranteed withdrawal percentage; or

•	your GWA immediately prior to the premium payment plus an amount equal to the premium payment multiplied by the 5% guaranteed withdrawal percentage.

If your GWB is increased by a bonus, your GWA will equal the greater of:

–	your GWA immediately prior to the bonus; or
–	the GWB immediately after the bonus multiplied by the 5% guaranteed withdrawal percentage.

If your GWB is stepped-up, the GWA will equal the greater of:

–	the GWA immediately prior to the step-up of your GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the 5% guaranteed withdrawal percentage.

If your total withdrawals during a contract year are less than or equal to your GWA, then your GWA will not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your GWA and that withdrawal amount is not due to a tax qualified distribution as described below, then your GWA will be reset to equal the lesser of:

–	your GWA immediately prior to the withdrawal; or
–	the 5% guaranteed withdrawal percentage multiplied by the greater of:

•	the accumulation value of your contact immediately after your withdrawal; or

•	your GWB immediately after the withdrawal.

Any reset of the GWA will also result in a reset of the LWA, if applicable.

The following section describes how your LWA is calculated:

Your initial LWA is equal to the GWB on your lifetime withdrawal eligibility date multiplied by the 5% lifetime withdrawal percentage. The LWA will not be determined before this eligibility date. The LWA equals zero if there is no longer a covered person under the rider.

After the lifetime withdrawal eligibility date, each time an additional premium payment is received by us, the LWA will equal the greater of:

–	your LWA immediately prior to the payment; or
–	the lesser of:

•	the GWB immediately after the premium payment multiplied by the 5% lifetime withdrawal percentage; or

OTHER CONTRACT FEATURES	PROSPECTUS	71

•	your LWA immediately prior to the premium payment plus an amount equal to the premium payment multiplied by the 5% lifetime withdrawal percentage.

If your GWB is increased by a bonus, your LWA will equal the greater of:

–	your LWA immediately prior to the bonus; or
–	your GWB immediately after the bonus multiplied by the 5% lifetime withdrawal percentage.

If your GWB is stepped up, the LWA will equal the greater of:

–	your LWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the 5% lifetime withdrawal percentage.

On or after the lifetime withdrawal eligibility date, if your total withdrawals during a contract year are less than or equal to your LWA, then your LWA does not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your LWA, and that withdrawal amount is not due to a tax qualified distribution as (described below), then your LWA will be reset to equal the lesser of:

–	your LWA immediately prior to the withdrawal; or
–	the 5% lifetime withdrawal percentage multiplied by the greater of:

•	the accumulation value of your contract immediately after the withdrawal; or

•	the GWB immediately after the withdrawal.

A reset of your LWA as a result of a withdrawal in excess of the LWA does not necessarily result in a reset of the GWA, unless that withdrawal exceeds the GWA for that contract year and is not due to a tax qualified distribution (as described below).

The following section describes tax qualified distributions:

Your GWA and LWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely pursuant to one of the following tax-qualified distribution programs:

1.

Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code (“Code”) Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code Section 403(b)), an individual retirement account (Code Section 408(a)), or an individual retirement annuity (Code Section 408(b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the owner dies before entire interest is distributed as described in Code Section 401(a)(9)(B)(iii)

72	PROSPECTUS	OTHER CONTRACT FEATURES

calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004). Only the proportional share allocable to this contract of any required minimum distribution is a tax qualified distribution; or

2.	Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of such owner and his or her designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 Internal Revenue Bulletin 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a tax-qualified distribution program under the rider); or

3.	Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the beneficiary of the joint lives (or joint life expectancies) of such beneficiary and his or her designated beneficiary, provided, however, that the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by the Internal Revenue Bulletin 2004-9, Notice 2004-15, page 526 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a tax-qualified distribution program under the rider).

Your right to make withdrawals pursuant to one of the tax-qualified distribution programs described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates under 1, 2 or 3 above, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

OTHER CONTRACT FEATURES	PROSPECTUS	73

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the LWA are no longer permitted.

The following section will explain the settlement phase of the SL GMWB rider:

The rider will enter its settlement phase if a withdrawal:

–	does not cause your total withdrawals during that contract year to exceed the GWA or the amount permitted as a tax qualified distribution; and
–	reduces the accumulation value of the contract to zero,

but the GWB or LWA immediately after the withdrawal is still greater than zero.

Your contract will continue, but all other rights and benefits under your contract, including death benefits, will terminate. Additional premium payments will not be accepted and the rider fee will not be deducted.

If the rider has entered the settlement phase and the lifetime withdrawal eligibility date has been reached and the covered person is living, we will pay you the LWA, or if you elect, the applicable tax qualified distribution amount, for as long as the covered person is alive. Payments will be made annually on the contract anniversary and each payment will reduce the GWB by the amount of the payment.

If the rider has entered the settlement phase and the lifetime withdrawal eligibility date has not been reached, we will pay you the GWA, or if you elect, the applicable tax qualified distribution amount, as long as the covered person is alive, until the GWB is depleted. If the lifetime withdrawal eligibility date is reached after the rider has entered the settlement phase while the rider is in effect and the GWB has not been depleted, we will pay you the LWA annually on each contract anniversary as long as the covered person is alive. Each payment will reduce the GWB by the amount of the payment.

If, during the settlement phase:

–	your GWB becomes zero but your LWA is greater than zero, you will receive annual payments equal to the LWA on each contract anniversary while the covered person is alive.
–	the covered person dies, the LWA and the GWA will be set to zero.
–	the covered person dies, the rider will terminate and no additional payments will be made.

You have the option during the settlement phase to request us, in writing, to change your payment from the then effective payment amount (GWA, LWA or tax qualified distributions) to any other of

74	PROSPECTUS	OTHER CONTRACT FEATURES

these payment amounts that you are eligible for at that time. This change will be effective on the contract anniversary following the date that your written election is received by us in good order. Please note that if the new form of payments exceeds the LWA, the LWA may be reset.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for non-qualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the SL GMWB rider itself.

The following section describes the effect of the payment of a death benefit on the SL GMWB rider:

The SL GMWB rider will terminate if a death benefit is payable prior to the annuity commencement date and before the GWB is depleted.

The following section explains the option that you have to receive an annuity payment at least equal to the LWA at the last annuity commencement date permitted by applicable state law:

While this rider is in effect, we agree that you may change the annuity commencement date of the contract to a date not later than the last date permitted under applicable state law. Currently, GIAC uses age 95 as the last annuity commencement date available under state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a covered person under this rider on such annuity commencement date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed payout option under the contract, or
–	the LWA as of the annuity commencement date.

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following seven allocation models:

1.	Growth Blend Model

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 20%

•	RS Investment Quality Bond VIP Series – 40%

•	AIM V.I. Growth Fund – 30%

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•	Fidelity VIP Contrafund Portfolio – 10%

2.	Growth and Income Model I

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 15%

•	RS Investment Quality Bond VIP Series – 40%

•	Davis Value Portfolio – 15%

•	Fidelity VIP Equity Income Portfolio – 15%

•	RS International Growth VIP Series – 15%

3.	Growth and Income Model II

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 15%

•	Davis Value Portfolio – 15%

•	Fidelity VIP Contrafund Portfolio – 20%

•	RS International Growth VIP Series – 10%

•	One of the following allocations:

–	RS Investment Quality Bond VIP Series – 40%

or

–	RS Investment Quality Bond VIP Series – 30% and Fidelity VIP Investment Grade Bond Portfolio – 10%

or

–	RS Investment Quality Bond VIP Series – 20% and Fidelity VIP Investment Grade Bond Portfolio – 20%

4.	Value Blend Model

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 15%

•	RS Investment Quality Bond VIP Series – 40%

•	Davis Value Portfolio – 30%

•	Van Kampen Life Investment Trust Growth and Income Portfolio – 15%

5.	RS Perspectives Model

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 30%

•	RS Investment Quality Bond VIP Series – 40%

•	RS Large Cap Value VIP Series – 15%

•	RS International Growth VIP Series – 15%

6.	Core Blend Model

•	Fidelity VIP Contrafund Portfolio – 25%

•	Fidelity VIP MidCap Portfolio – 20%

•	RS Investment Quality Bond VIP Series – 25%

•	Fidelity VIP Investment Grade Bond Portfolio – 15%

•	Franklin Small Cap Value Securities Fund – 15%

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7.	Equity Income Blend Model

•	Fidelity VIP Contrafund Portfolio – 35%

•	Franklin Rising Dividends Securities Fund – 25%

•	Fidelity VIP Investment Grade Bond Portfolio – 20%

•	RS Investment Quality Bond VIP Series – 20%

Under models 1 through 5, you must select either the RS S&P 500 Index VIP Series or the RS Core Equity VIP Series. Additionally, under the third model, you must choose which allocation amount you desire for the RS Investment Quality Bond VIP Series and the Fidelity VIP Investment Grade Bond Portfolio. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on March 1, June 1, September 1 and December 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

We reserve the right to agree or refuse to issue the SL GMWB rider at our sole discretion. This version of the rider is only available in New York state. If you select the Living Benefit (Decade), the Earnings Benefit, the Guaranteed Minimum Income Benefit (GMIB), the Guaranteed Minimum Withdrawal Benefit (GMWB) and/or the Spousal Continuation Enhanced Guaranteed Minimum Withdrawal Benefit (SC GMWB) riders, you cannot select the SL GMWB rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the SL GMWB rider, although we may offer the dollar cost averaging programs to contractowners who have selected the SL GMWB rider in the future. This rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

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Spousal Continuation Enhanced Guaranteed Minimum Withdrawal Benefit (SC GMWB) (referred to as “Spousal AssetAccess”)

When you buy your contract, you can choose to buy a SC GMWB rider, if your initial premium payment is $10,000 or more. At the time of issue, you must be younger than 81 years old and the only owner of the contract and a natural person. Also, you must be the annuitant and there cannot be a contingent annuitant. You must be legally married on the issue date and your spouse must be the sole beneficiary. This rider provides a guaranteed minimum withdrawal benefit regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the first contract anniversary and ending on the earlier to occur of the annuity commencement date or the termination of the rider. There is a one year benefit waiting period for the benefits provided by this rider. This rider is irrevocable and can only be terminated on the earliest of the following:

–	the contract termination date; or
–	the date an annuity payout option under the contract commences; or
–	the date the accumulation value of the contract, the guaranteed withdrawal balance and the lifetime withdrawal amount, each described below, all equal zero;
–	when death benefit proceeds are distributed as a lump sum under the contract; or
–	any change in the owner or annuitant under the contract, including but not limited to, adding a joint owner or contingent annuitant unless such changes are made by the spousal beneficiary, defined below, if the contract has been continued under spousal continuation.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is the total amount available for future periodic guaranteed withdrawals and is used for the purpose of calculating the SC GMWB. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The guaranteed withdrawal amount (GWA) is the amount that is guaranteed to be available for withdrawal each contract year while the rider is in effect until the GWB is depleted. The covered person is the person whose life, in conjunction with the spousal beneficiary’s life in certain situations, is used to determine the duration of the lifetime withdrawal amount payments. The covered person is the owner, who must be a natural person and must also be the annuitant. The covered person may not be changed after the contract is issued. The spousal beneficiary is the owner’s legally married spouse on the contract’s issue date. If the spousal beneficiary is no longer the owner’s spouse for any reason other than the death of the owner, or if the spousal beneficiary dies before the covered person dies, there will no longer be a spousal beneficiary under the rider and spousal continuation of this rider and all provisions of the rider related to the spousal beneficiary will not be

78	PROSPECTUS	OTHER CONTRACT FEATURES

applicable. The lifetime withdrawal amount (LWA) is the amount that is guaranteed to be available for withdrawal each contract year on or after the lifetime withdrawal eligibility date while the rider is in effect and while either the covered person is living or the spousal beneficiary is living after having continued the contract after the covered person’s death. The initial LWA is determined on the lifetime withdrawal eligibility date which is the later of the first contract anniversary or the first contract anniversary on or after the younger of the covered person’s or the spousal beneficiary’s 65th birthday. A withdrawal is an amount withdrawn from the contract, including any applicable contingent deferred sales charges and annuity taxes.

The GWA is calculated on your first contract anniversary by multiplying the GWB as of that date by 5%. This percentage is the guaranteed withdrawal percentage. You may take withdrawals in each contract year, beginning on your first contract anniversary and ending on the earlier to occur of the annuity commencement date or the termination of the rider, up to an amount equal to the GWA until the GWB is depleted, even if the accumulation value of your contract reduces to zero. This rider also provides for an alternate benefit. This alternate benefit guarantees that on or after the lifetime withdrawal eligibility date, while there is a covered person under this rider and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the LWA. If the rider enters the settlement phase (as described below) prior to the annuity commencement date, the LWA payments continue beyond the annuity commencement date for as long as the covered person is alive. Additionally, if the covered person dies while this rider is in effect and there is a spousal beneficiary under this rider and the spousal beneficiary elects to continue the contract, the annual payments provided by this rider will continue while there is a spousal beneficiary under this rider and the rider is in effect. However, if you select the last annuity commencement date permitted by applicable state law as your annuity commencement date and such date is reached while the rider is in effect and the settlement phase has not been reached, the covered person and/or the spousal beneficiary may receive annuity payments at least equal to the LWA, subject to the conditions and requirements described below. If you choose not to withdraw the total GWA or LWA available in any contract year, your remaining GWA or LWA cannot be carried forward to the next contract year. If you withdraw an amount greater than your GWA in any contract year and that withdrawal amount is not a tax qualified distribution (as described below), your GWB will be reset, possibly reducing the potential benefit provided by the rider to an amount less than the total of all your premium payments. If you withdraw an amount greater than the LWA after the lifetime withdrawal eligibility date and that withdrawal amount is not a tax qualified distribution as described below, the LWA will be reset, possibly reducing the LWA to zero and eliminating the LWA benefit, even if the amount withdrawn is less than or equal to the GWA.

After the issue date of your contract and prior to the first contract anniversary, we will not accept additional premium payments, without our prior approval, if the total of all additional payments exceeds

OTHER CONTRACT FEATURES	PROSPECTUS	79

$1,000,000. On or after the first contract anniversary, we will not accept additional premium payments, without our prior approval, if the total of all additional premium payments exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and is 0.75% of the adjusted GWB. The adjusted GWB is the GWB that was available on your prior contract anniversary, adjusted for any step-up (described below) or subsequent premium payments made prior to the current contract anniversary. For your first contract anniversary, the adjusted GWB is the initial premium adjusted for any subsequent premium payments you made during the first contract year. If you take a withdrawal on any date other than a contract anniversary and the withdrawal exceeds the GWA or the tax qualified distribution amount for that contract year and reduces the accumulation value of the basic contract to zero, we will deduct a pro rata share of the rider fee from the amount that would be payable to you. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee to a maximum of 1.25% annually on the effective date of each step-up.

The effective date of the benefits provided by this rider is on the first contract anniversary date. In no event will the GWB exceed $5,000,000.

The following section describes how your GWB is calculated:

The initial GWB is equal to your initial premium payment. During the first contract year, each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment. Each time you take a withdrawal during the first contract year, the GWB will reset to the GWB immediately prior to the withdrawal multiplied by the accumulation value of the contract immediately after the withdrawal and divided by the accumulation value immediately prior to the withdrawal.

On and after the first contract anniversary, each time an additional premium payment is received by us, your GWB will increase by the amount of that additional payment. Your GWB can also increase as a result of either a bonus or a step-up, and it will decrease as a result of a withdrawal.

During your first seven contract years (the bonus period), if you do not take withdrawals during a particular contract year and if your GWB has not been previously stepped-up and/or reset, then your GWB will increase on the following contract anniversary by an amount equal to 7% (the bonus percentage) multiplied by the following: the total premium payments you made from the issue date of your contract to

80	PROSPECTUS	OTHER CONTRACT FEATURES

the end of the applicable contract year minus the total withdrawals you made during that period. However, if your GWB was previously stepped-up and/or reset during the bonus period, then your GWB will increase by an amount equal to 7% multiplied by the following: your GWB immediately after your latest step-up or reset, increased by any premium payments we received after your latest step-up or reset and decreased by any withdrawals you made after your latest step-up or reset.

No bonuses will be paid after the end of the bonus period. Also, please note that the application of any bonus only increases the GWB and does not increase the contract’s accumulation value.

Your first automatic step-up date is your first contract anniversary. After that, your GWB will automatically increase or “step-up” to equal the accumulation value of your contract on every contract anniversary, up to and including your 31st contract anniversary, if the accumulation value of your contract on the step-up date is greater than the GWB on that date, after adjustment for any applicable bonus amount. Within 30 days following each step-up date, you may choose to decline the automatic step-up by providing written notice to GIAC. Currently, we do not increase the rider fee percentage when step-ups occur, but we reserve the right to increase the rider fee percentage on the effective date of each step-up. The increased rider fee percentage will never exceed an annual charge of 1.25%, deducted pro rata from all investment options, on your contract anniversary. You will receive advance notice of any increase in the rider fee percentage and you will be given the opportunity to decline automatic step-ups in the future. If you decline automatic step-ups, any increase in the rider fee percentage will not apply and your GWB will not automatically step-up on subsequent step-up dates. You may resume automatic step-ups at any time by providing written notice to us or by electing to step-up within 30 days following any subsequent step-up date. This election will resume automatic step-ups. If you resume automatic step-ups, any increase in the rider fee percentage that has been implemented by us for contracts with automatic step-ups will apply. No step-ups will be permitted after the 30 days following your 31st contract anniversary.

If your total withdrawals during a contract year are less than or equal to the GWA or the withdrawal is a tax qualified distribution (as described below), then your GWB will reset to the GWB less the amount of the withdrawals. If your total withdrawals during a contract year exceed the GWA and that withdrawal is not a tax qualified distribution (as described below), then your GWB will reset to equal the lesser of the accumulation value of your contract immediately after the withdrawal or the GWB immediately prior to the withdrawal minus the amount of the withdrawal.

If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits. Also, the value of this rider’s benefits to you may be limited if the contract is held in connection

OTHER CONTRACT FEATURES	PROSPECTUS	81

with a section 403(b) or other retirement program that does not allow withdrawals from the contract prior to age 59-1/2, termination of employment or other specified circumstances and the SC GMWB is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the SC GMWB rider with a qualified contract.

The following section describes how your GWA is calculated on or after your first contract anniversary:

Each time an additional premium payment is received by us, the GWA will equal the greater of:

–	your GWA immediately prior to the premium payment; or
–	the lesser of:

•	the GWB immediately after the premium payment multiplied by the 5% guaranteed withdrawal percentage; or

•	your GWA immediately prior to the premium payment plus an amount equal to the premium payment multiplied by the 5% guaranteed withdrawal percentage.

If your GWB is increased by a bonus, your GWA will equal the greater of:

–	your GWA immediately prior to the bonus; or
–	the GWB immediately after the bonus multiplied by the 5% guaranteed withdrawal percentage.

If your GWB is stepped-up, the GWA will equal the greater of:

–	the GWA immediately prior to the step-up of your GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the 5% guaranteed withdrawal percentage.

If your total withdrawals during a contract year are less than or equal to your GWA, then your GWA will not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your GWA and that withdrawal amount is not due to a tax qualified distribution (as described below), then your GWA will be reset to equal the lesser of:

–	your GWA immediately prior to the withdrawal; or
–	the 5% guaranteed withdrawal percentage multiplied by the greater of:

•	the accumulation value of your contact immediately after your withdrawal; or

•	your GWB immediately after the withdrawal.

Any reset of the GWA will also result in a reset of the LWA, if applicable.

The following section describes how your LWA is calculated:

Your initial LWA is equal to the GWB on your lifetime withdrawal eligibility date multiplied by the 5% lifetime withdrawal percentage.

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The LWA will not be determined before this eligibility date. The LWA reduces to zero if:

–	the covered person dies, unless the spousal beneficiary is living at that time and elects to continue to contract, in which event the LWA reduces to zero upon the death of the spousal beneficiary; or
–	there is a change in the owner and/or annuitant that removes the covered person as an owner and/or annuitant under the contract and that change is not due to the death of the covered person and the continuation of the contract by the spousal beneficiary; or
–	a joint owner or contingent annuitant are added to the contract.

After the lifetime withdrawal eligibility date, each time an additional premium payment is received by us, the LWA will equal the greater of:

–	your LWA immediately prior to the payment; or
–	the lesser of:

•	the GWB immediately after the premium payment multiplied by the 5% lifetime withdrawal percentage; or

•	your LWA immediately prior to the premium payment plus an amount equal to the premium payment multiplied by the 5% lifetime withdrawal percentage.

If your GWB is increased by a bonus, your LWA will equal the greater of:

–	your LWA immediately prior to the bonus; or
–	your GWB immediately after the bonus multiplied by the 5% lifetime withdrawal percentage.

If your GWB is stepped up, the LWA will equal the greater of:

–	your LWA immediately prior to the step-up of the GWB; or
–	your GWB immediately after the step-up of your GWB multiplied by the 5% lifetime withdrawal percentage.

On or after the lifetime withdrawal eligibility date, if your total withdrawals during a contract year are less than or equal to your LWA, then your LWA does not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your LWA, and that withdrawal amount is not due to a tax qualified distribution (as described below), then your LWA will be reset to equal the lesser of:

–	your LWA immediately prior to the withdrawal; or
–	the 5% lifetime withdrawal percentage multiplied by the greater of:

•	the accumulation value of your contract immediately after your withdrawal; or

•	the GWB immediately after the withdrawal.

A reset of your LWA as a result of a withdrawal in excess of the LWA does not necessarily result in a reset of the GWA, unless that withdrawal exceeds the GWA for that contract year and is not due to a tax qualified distribution (as described below).

The following section describes tax qualified distributions:

Your GWA and LWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a

OTHER CONTRACT FEATURES	PROSPECTUS	83

contract year are made solely pursuant to one of the following tax-qualified distribution programs:

1.	Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code (“Code”) Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code Section 403(b)), an individual retirement account (Code Section 408(a)), or an individual retirement annuity (Code Section 408(b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the owner dies before entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004). Only the proportional share allocable to this contract of any required minimum distribution is a tax qualified distribution; or

2.	Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of such owner and his or her designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 Internal Revenue Bulletin 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a tax-qualified distribution program under the rider); or

3.	Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the beneficiary of the joint lives (or joint life expectancies) of such beneficiary and his or her designated beneficiary, provided, however, that the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by the Internal Revenue Bulletin 2004-9, Notice 2004-15, page 526 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a tax-qualified distribution program under the rider).

84	PROSPECTUS	OTHER CONTRACT FEATURES

Your right to make withdrawals pursuant to one of the tax-qualified distribution programs described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates under 1, 2 or 3 above, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. If both the accumulation value of the contract and the GWB are depleted, tax qualified distributions in excess of the LWA are no longer permitted.

The following section will explain the settlement phase of the SC GMWB rider:

The rider will enter its settlement phase if a withdrawal:

–	does not cause your total withdrawals during that contract year to exceed the GWA or the amount permitted as a tax qualified distribution; and
–	reduces the accumulation value of the contract to zero, but the GWB or LWA immediately after the withdrawal is still greater than zero.

Your contract will continue, but all other rights and benefits under your contract, including death benefits, will terminate. Additional premium payments will not be accepted and the rider fee will not be deducted.

If the rider has entered the settlement phase and the lifetime withdrawal eligibility date has been reached and the covered person is living, we will pay you the LWA, or if you elect, the applicable tax qualified distribution amount, for as long as the covered person is alive. Payments will be made annually on the contract anniversary and each payment will reduce the GWB by the amount of the payment. If the covered person dies while this rider is in effect and there is a spousal beneficiary who has elected to continue the contract, then the annual payments provided by this rider will continue to the spousal beneficiary while this rider is in effect.

If the rider has entered the settlement phase and the lifetime withdrawal eligibility date has not been reached, we will pay you the GWA, or if you elect, the applicable tax qualified distribution amount,

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until the GWB is depleted. If the lifetime withdrawal eligibility date is reached after the rider has entered the settlement phase while the rider is in effect and the GWB has not been depleted, we will pay you the LWA annually on each contract anniversary as long as the covered person is alive. Each payment will reduce the GWB by the amount of the payment. If the covered person dies while this rider is in effect and there is a spousal beneficiary who has elected to continue the contract, then the annual payments provided by this rider will continue to the spousal beneficiary while this rider is in effect.

If, during the settlement phase:

–	your GWB becomes zero but your LWA is greater than zero, you will receive annual payments equal to the LWA on each contract anniversary while the covered person is alive.
–	the covered person dies and the GWB is equal to zero but the LWA is greater than zero, and the spousal beneficiary elects to continue the contract, then the LWA will be paid to the spousal beneficiary while this rider is in effect.
–	the GWB is depleted and the covered person is no longer alive and there is no longer a spousal beneficiary under this rider, the rider will terminate and no additional payments will be made.

You have the option during the settlement phase to request us, in writing, to change your payment from the then effective payment amount (GWA, LWA or tax qualified distributions) to any other of these payment amounts that you are eligible for at that time. This change will be effective on the contract anniversary following the date that your written election is received by us in good order. Please note that if the new form of payments exceeds the LWA, the LWA may be reset.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for non-qualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GMWB rider itself.

The following section describes the effect of the payment of a death benefit on the SC GMWB rider:

The SC GMWB rider will terminate if:

–	a death benefit is payable prior to the annuity commencement date and before the GWB is depleted; and
–	the death benefit proceeds are distributed as a lump sum or pursuant to the election of an annuity payout option.

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The SC GMWB rider will continue if:

–	a death benefit is payable prior to the annuity commencement date and before the GWB is depleted; and
–	the death benefit proceeds are not distributed as a lump sum or pursuant to the election of an annuity payout option.

If there is no spousal beneficiary, then the LWA provisions of this rider do not apply and the rider will continue only if the death benefit or the GWB is greater than zero.

If the SC GMWB rider continues, the rider fee continues. Also, if the death benefit was greater than the GWB on the date that the death benefit was determined, the GWB will automatically step-up to that amount, subject to right of the beneficiary to decline the automatic step-up in accordance with the procedure previously discussed. If the spousal beneficiary elects to continue the contract, then the spousal beneficiary will be the owner and will be eligible for any remaining bonuses or step-up. If the beneficiary is not a spousal beneficiary, then he or she is not eligible for any remaining bonuses or step-ups. When withdrawals deplete the accumulation value of the contract or the death benefit proceeds to zero and the GWB is still greater than zero, then the rider enters the settlement phase. Annual payments, equal to the GWA, will be paid to the beneficiary until the earlier to occur of:

–	the depletion of the GWB, or
–	the fifth anniversary of the annuitant’s death.

However, the beneficiary may, within one year of the date of death of the deceased annuitant, elect “life expectancy distributions.” These life expectancy distributions are determined using the applicable life expectancy table as published by the Internal Revenue Service. In that instance, annual settlement payments equal to the GWA will be paid to the beneficiary until the earlier to occur of:

–	the depletion of the GWB, or
–	the end of the beneficiary’s life expectancy as determined on the date of the annuitant’s death.

The following section explains the conditions and requirements of the rider that must be met for you and/or the spousal beneficiary to receive an annuity payment under the contract at least equal to the LWA:

While the rider is in effect, we agree that you may change the annuity commencement date of the contract to a date not later than the last date permitted under applicable state law. Currently, GIAC uses age 95 as the last annuity commencement date available under state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and

–	there is a covered person but no spousal beneficiary under the rider on such annuity commencement date, or
–	the covered person died while the rider was in effect and there was a spousal beneficiary at the time of covered person’s death who elected to continue the contract after the covered person’s death, and the spousal beneficiary is living on such date,

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and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed period payout option under the contract, or
–	the LWA as of the annuity commencement date.

If the last annuity commencement date permitted under applicable state law has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a covered person and a spousal beneficiary under this rider on such annuity commencement date, and a fixed joint and 100 percent survivor annuity without guaranteed period payout option has been elected, and the covered person and the spousal beneficiary are named the annuitant and the joint annuitant of that annuity, we will make annual payments under the fixed joint and 100 percent survivor annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed joint and 100 percent survivor annuity without guaranteed period payout option under the contract, or
–	the LWA as of the annuity commencement date.

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following seven allocation models:

1.	Growth Blend Model

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 20%

•	RS Investment Quality Bond VIP series – 40%

•	AIM V.I. Capital Appreciation Fund – 30%

•	Fidelity VIP Contrafund Portfolio – 10%

2.	Growth and Income Model I

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 15%

•	RS Investment Quality Bond VIP Series – 40%

•	Davis Value Portfolio – 15%

•	Fidelity VIP Equity Income Portfolio – 15%

•	RS International Growth VIP Series – 15%

3.	Growth and Income Model II

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 15%

•	Davis Value Portfolio – 15%

•	Fidelity VIP Contrafund Portfolio – 20%

•	RS International Growth VIP Series – 10%

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•	One of the following allocations:

–	RS Investment Quality Bond VIP Series – 40%

or

–	RS Investment Quality Bond VIP Series – 30% and Fidelity VIP Investment Grade Bond Portfolio – 10%

or

–	RS Investment Quality Bond VIP Series – 20% and Fidelity VIP Investment Grade Bond Portfolio – 20%

4.	Value Blend Model

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 15%

•	RS Investment Quality Bond VIP Series – 40%

•	Davis Value Portfolio – 30%

•	Van Kampen Life Investment Trust Growth and Income Portfolio – 15%

5.	RS Perspectives Model

•	RS S&P 500 Index VIP Series or RS Core Equity VIP Series – 30%

•	RS Investment Quality Bond VIP Series – 40%

•	RS Large Cap Value VIP Series – 15%

•	RS International Growth VIP Series – 15%

6.	Core Blend Model

•	Fidelity VIP Contrafund Portfolio – 25%

•	Fidelity VIP MidCap Portfolio – 20%

•	RS Investment Quality Bond VIP Series – 25%

•	Fidelity VIP Investment Grade Bond Portfolio – 15%

•	Franklin Small Cap Value Securities Fund – 15%

7.	Equity Income Blend Model

•	Fidelity VIP Contrafund Portfolio – 35%

•	Franklin Rising Dividends Securities Fund – 25%

•	Fidelity VIP Investment Grade Bond Portfolio – 20%

•	RS Investment Quality Bond VIP Series – 20%

Under models 1 through 5, you must select either the RS S&P 500 Index VIP Series or the RS Core Equity VIP Series. Additionally, under the third model, you must choose which allocation amount you desire for the RS Investment Quality Bond VIP Series and the Fidelity VIP Investment Grade Bond Portfolio. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on March 1, June 1, September 1 and December 1.

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There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

We reserve the right to agree or refuse to issue the SC GMWB rider at our sole discretion. The SC GMWB rider is not available in New York state. The rider may not be available in your state. The rider is available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the Living Benefit (Decade), the Guaranteed Minimum Income Benefit (GMIB), the Earnings Benefit, the Guaranteed Minimum Withdrawal Benefit (GMWB) and/or the Single Life Enhanced Guaranteed Minimum Withdrawal Benefit (SL GMWB) riders, you cannot select the SC GMWB rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the SC GMWB rider, although we may offer the dollar cost averaging programs to contractowners who have selected the SC GMWB rider in the future. The rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

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FINANCIAL INFORMATION

HOW WE CALCULATE UNIT VALUES

When you choose a variable investment option, you accumulate variable accumulation units. With the fixed-rate option, you accumulate fixed accumulation units. To calculate the number of accumulation units you buy with each payment, we divide the amount you invest in each option by the value of units in the option. We use the unit value next calculated after we have received and accepted your payment. We calculate unit values at the close of business of the New York Stock Exchange, usually at 4:00 p.m. New York City time, each day the Exchange is open for trading.

To determine the accumulation value of your account, we multiply the number of accumulation units in each option by the current unit value for the option. The current unit value is determined by multiplying the unit value for the applicable variable investment option for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is a measure of the investment experience of each variable investment option. We determine the net investment factor for a given valuation period as follows:

•	At the end of the valuation period we add together the net asset value of a Fund share and its portion of dividends and distributions made by the Fund during the period.

•	We divide this total by the net asset value of the particular Fund share calculated at the end of the preceding valuation period.

•	Finally we add up the daily charges (mortality and expense risks, administrative expenses, any annuity taxes, the enhanced death benefit, living benefit and/or earnings benefit rider(s) where applicable) and subtract them from the above total.

The value

of your account

To determine the value of your account, we multiply the number of accumulation units in each option by the current unit value for the option.

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Costs and

expenses

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

•	expenses of the Funds

•	mortality and expense risk charge

•	administrative expense

•	contract fee;

and the following charges may apply:

•	enhanced death benefit expense

•	living benefit expense

•	earnings benefit expense

•	guaranteed minimum income benefit expense

•	guaranteed minimum withdrawal benefit expense

•	deferred sales charge

•	partial withdrawal charge

See accompanying text for details.

CONTRACT COSTS AND EXPENSES

The amount of a charge may not strictly correspond to the costs of providing the services or benefits indicated by the name of the charge or related to a particular contract, and we may profit from charges. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by GIAC, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover these expenses.

No sales charges are deducted from your premium payments when you make them. However, the following charges do apply:

Expenses of the Funds

The Funds you choose through your variable investment options have their own management fees, 12b-1 fees, redemption fees and general operating expenses. The deduction of these fees and expenses is reflected in the per-share value of the Funds. They are fully described in the Funds’ prospectuses.

Mortality and expense risk charge

To cover our mortality and expense risks, you will pay a daily charge based on an annual rate of 1.25% of the net assets of your variable investment options. Mortality risks arise from our promise to pay death benefits and make annuity payments to each annuitant for life. Expense risks arise from the possibility that the amounts we deduct to cover sales and administrative expenses may not be sufficient. We expect a profit from this charge and we can use any such profit for any legitimate corporate purpose, including paying distribution expenses for the contract.

Administrative expenses

You will also pay a daily charge based on an annual rate of 0.20% of the net assets of your variable investment options for our administrative expenses.

Contract fee

We deduct a yearly fee of $35 on each anniversary date of your contract. To pay this charge, we will cancel the number of accumulation units that is equal in value to the fee. We cancel accumulation units in the same proportion as the percentage of the contract’s accumulation value attributable to each variable investment option and the fixed-rate option. If you surrender your contract before the contract anniversary date, we will still deduct the contract fee for that year. We will waive the contract fee if the accumulation value is $100,000 or more on the anniversary date of your contract.

In addition, the following charges may apply:

Contingent deferred sales charge

If you make a partial withdrawal from your contract of premium payments that have been in the contract for less than seven years or if

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you surrender your contract, you may pay a deferred sales charge on any amount that was paid into your contract. This charge compensates us for expenses related to the sale of contracts.

For partial withdrawals, you may instruct us to deduct any applicable deferred sales charges from the amount requested. Otherwise, we will deduct the sales charge from the remaining value of your contract. We do not impose a deferred sales charge on the amount deducted from the remaining value.

The deferred sales charge is assessed on premiums withdrawn that have been in your contract for less than seven contract years. The maximum contigent deferred sales charge will be equal to 8% of the lesser of (i) the total of all premium payments made within seven contract years (84 months) prior to the date of request for withdrawal or surrender; or (ii) the amount withdrawn or surrendered. You may withdraw in each contract year, without a deferred sales charge, a sum equal to the following:

(i)	the excess of value in your contract over the unliquidated premiums that have been in the contract for less than seven years on the date of withdrawal; plus

(ii)	10% of premium payments that have been in the contract for less than seven years minus the aggregate amount of all prior free partial withdrawals of such premium payments made during the current contract year.

Deferred sales charges are listed in the table.

Also, all premium payments made prior to spousal continuation will not be subject to a deferred sales charge. See Spousal continuation.

We don’t impose deferred sales charges on contracts bought by:

•	Guardian Life, its subsidiaries or any of their separate accounts

•	present or retired directors, officers, employees, general agents, or field representatives of Guardian Life or its subsidiaries

•	present or retired directors or officers of any of the Funds

•	present and retired directors, trustees, officers, partners, registered representatives and employees of broker-dealer firms that have written sales agreements with Guardian Investor Services LLC

•	immediate family members of the individuals named above, based on their status at the time the contract was purchased, limited to their:

–	spouses
–	children and grandchildren
–	parents and grandparents
–	brothers and sisters

•	trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of persons named in the second and third bullets above

Deferred sales

charges

Number of contract years completed from the date of premium payment	Deferred sales charge (%)
0	8
1	7
2	6
3	5
4+	4
5	3
6	2
7+	0

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•	clients of broker-dealers, financial institutions and registered investment advisers that have entered into an agreement with GIAC to participate in fee-based wrap accounts or similar programs to purchase contracts

•	Contract owners who elect the Contract Anniversary Enhanced Death Benefit Option at the time the contract is issued may have surrender charges waived if the contract owner is confined to a long term care facility or hospital for a continuous 90 day period commencing on or after the third contract anniversary or if the contract owner is diagnosed to have a terminal illness at any time while the contract is in force.

Enhanced death benefit expenses

If you choose one of the enhanced death benefit options and it is in effect, you will pay a daily charge based on an annual rate of 0.20%, 0.30% or 0.50% of the net assets of your variable investment options, depending on the option chosen.

Living benefit rider expense

If you choose the living benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options.

Earnings benefit expense

If you choose the earnings benefit rider and it is in effect, you will pay a daily charge based on an annual rate of 0.25% of the net assets of your variable investment options. This fee is charged even during periods when this rider would not pay any benefits because there are no earnings.

Guaranteed minimum income benefit expense

If you choose the guaranteed minimum income benefit rider and it is in effect, you will pay an annual charge of 0.50% of the guaranteed income base at the time the charge is deducted on each rider anniversary and upon termination of the rider. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option. Also, this charge will be deducted even during periods when the rider would provide no benefit on annuitization because the accumulation value is greater than the guaranteed income base.

Guaranteed minimum withdrawal benefit expense

If you choose this rider and it is in effect, you will pay an annual charge of 0.50%, 0.60% or 0.75%, depending on the rider chosen, of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option.

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Partial Withdrawal Charge

You may make partial withdrawals during the annuity period if you choose one of the two payments to 100 annuity payout options. If you make more than one partial withdrawal in a calendar quarter, you will pay an administrative charge equal to the lesser of $25 or 2% of the amount of the partial withdrawal.

Annuity taxes

Some states and municipalities may charge annuity taxes when premium payments are made or when you begin to receive annuity payments. These taxes currently range up to 3.5% of your premium payments.

In jurisdictions where the annuity tax is incurred when a premium payment is made, we will pay the annuity tax on your behalf and then deduct the same amount from the value of your contract when you surrender it, or on your death, or it is applied under a payout option, whichever is first. We will do this only if permitted by applicable law.

Transfer charge

Currently, we do not charge for transfers. However, we reserve the right to charge up to $25 for each transfer. We will deduct this charge on a proportional basis from the options from which amounts are transferred.

FEDERAL TAX MATTERS

The following summary provides a general description of the Federal income tax considerations associated with the contract. It is not intended to be complete, to cover all tax situations or address state taxation issues. This summary is not intended as tax advice. You should consult a tax adviser for more complete information. This summary is based on our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (IRS).

We believe that our contracts will qualify as annuity contracts for Federal income tax purposes and the following summary assumes so. Further details are available in the Statement of Additional Information, under the heading Tax Status of the Contracts.

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

We believe that if you are a natural person you won’t be taxed on increases in the accumulation value of a contract until a distribution occurs or until annuity payments begin. For these purposes, the agreement to assign or pledge any portion of a contract’s accumulation value and, in the case of a qualified contract (described below), any

Tax advice

Consult your own tax adviser about your circumstances, any recent tax developments, and the impact of state tax laws.

Deferring tax

When you invest in an annuity contract, you usually don’t pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

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Employer-

sponsored or independent?

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

portion of an interest in the qualified plan generally will be treated as a distribution.

When annuity payments begin, you generally will be taxed only on the investment gains you have earned and not on the payments you made to purchase the contract. Generally, withdrawals from your annuity should only be made once you reach age 59 1/2, die or are disabled; otherwise a 10% tax penalty may be applied against any amounts included in income. Additional exceptions may apply to distributions from a qualified contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified contract.

Taxation of non-qualified contracts

Non-natural person – If a non-natural person owns a non-qualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

This following summary generally applies to contracts owned by natural persons.

Withdrawals before the annuity commencement date – When a withdrawal from a non-qualified contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to any excess of the accumulation value immediately before the distribution that exceeds the owner’s investment in the contract. Generally, the owner’s investment in the contract is the amount equal to the premiums or other consideration paid for the contract, reduced by any amounts previously distributed from the contract that were not subject to tax at that time. In the case of a surrender under a non-qualified contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

If your contract contains a guaranteed minimum withdrawal benefit rider (such as AssetAccess, Lifetime AssetAccess or Spousal AssetAccess), the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider.

It is possible that the IRS may decide to consider the charges you may choose to pay for certain optional benefits offered through the contract (e.g., living benefit rider, earnings benefit rider) to be taxable

96	PROSPECTUS	FINANCIAL INFORMATION

distributions to you which may also be subject to tax penalties if you are under age 59 1/2. You should consult your tax adviser before selecting any of the optional benefits available under this contract.

Withdrawals after the annuity commencement date – After annuity payments begin, under Options V-4, F-4 and F-5, the payee has the right to withdraw a portion of the present value of the remaining payments. In a recent ruling, the IRS concluded that a partial withdrawal on or after the annuity starting date is ordinary income subject to tax up to an amount equal to any excess of the cash value (determined without surrender charges) immediately before the withdrawal over the owner’s investment in the contract at the time (i.e., on an income first basis). In prior rulings, the IRS had concluded that the entire amount received as a partial withdrawal on or after the annuity starting date from a non-qualified contract was to be taxed as ordinary income (i.e., on an all taxable basis). GIAC currently intends to report amounts received as partial withdrawals pursuant to the income first basis set forth in the IRS’s most recent ruling. Given the uncertainty in this area, you should consult a tax adviser regarding the tax consequences to you of a partial withdrawal under Options V-4, F-4 or F-5. Other rules may apply to partial withdrawals from qualified contracts that elect Options V-4, F-4 or F-5.

Penalty tax on certain withdrawals – In the case of a distribution from a non-qualified contract, a federal tax penalty may be imposed equal to 10% of the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made from an immediate annuity contract

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled, or

•	made as part of a series of substantially equal periodic payments for the life – or life expectancy – of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity in connection with a deferred annuity contract may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the penalty tax. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 or F-5 in connection with an immediate annuity contract.

FINANCIAL INFORMATION	PROSPECTUS	97

Taxation of

annuity payments

Once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Annuity payments – Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined so that you recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments begin. However, once your investment in the contract has been fully recovered, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of death benefits – Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are included in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract

•	if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, assignments and contract exchanges – Transferring or assigning ownership of a contract, designating an annuitant, selecting certain maturity dates or exchanging a contract may result in certain tax consequences to you that are not outlined here. For example, such transactions may result in federal gift taxes for you and federal and state income taxes for the new owner, annuitant or payee. If you are considering any such transaction, you should consult a professional tax adviser.

Withholding tax – Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally choose not to have tax withheld from distributions.

Separate account charges – It is possible that the IRS may take the position that fees deducted for certain optional benefits are deemed to be taxable distributions to you. In particular, the IRS may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if such withdrawals occur prior to age 59 1/2.

Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the contract.

Multiple contracts – All non-qualified deferred annuity contracts issued by GIAC or its affiliates to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount included in the contract owner’s income when a taxable distribution occurs.

Generation skipping transfer tax – Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax”

98	PROSPECTUS	FINANCIAL INFORMATION

when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contractowner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Taxation of qualified contracts

Qualified arrangements receive tax deferred treatment as a formal retirement or pension plan through provisions of the Internal Revenue Code. There is no added tax deferred benefit of funding such qualified arrangements with tax deferred annuities. While the contract will not provide additional tax benefits, it does provide other features and benefits such as death benefit protection and the possibility for income guaranteed for life.

Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs) – As defined in Sections 219 and 408 of the Internal Revenue Code, individuals are allowed to make annual contributions to an IRA of up to the lesser of the specified annual amount or 100% of the compensation includable in their gross income. All or a portion of these contributions may be deductible, depending on the person’s income.

Distributions from certain retirement plans may be rolled over into an IRA on a tax-deferred basis without regard to these limits. SIMPLE IRAs under Section 408(p) of the Internal Revenue Code and Roth IRAs under Section 408A, may also be used in connection with variable annuity contracts.

SIMPLE IRAs allow employees to defer a percentage of annual compensation up to a specified annual amount to a retirement plan, if the sponsoring employer makes matching or non-elective contributions that meet the requirements of the Internal Revenue Code. The penalty for a premature distribution from a SIMPLE IRA that occurs within the first two years after the employee begins to participate in the plan is 25%, instead of the usual 10%.

Contributions to Roth IRAs are not tax-deductible and contributions must be made in cash or as a rollover or transfer from another Roth IRA or IRA. A rollover or conversion of an IRA to a Roth IRA may be subject to tax. You may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from Roth IRAs are generally not taxed. In addition to the income tax and 10% penalty which generally applies to distributions of

FINANCIAL INFORMATION	PROSPECTUS	99

earnings made before age 59 1/2, income tax and a 10% penalty will be imposed for any distribution of earnings made from a Roth IRA during the five taxable years starting after you first contribute to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Corporate pension and profit-sharing plans – Under Section 401(a) of the Internal Revenue Code, corporate employers are allowed to establish various types of retirement plans for employees, and self-employed individuals are allowed to establish qualified plans for themselves and their employees.

Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means of providing benefit payments, unless the plan complies with all applicable requirements before transferring the contract.

Tax-sheltered annuities – Under Section 403(b) of the Internal Revenue Code, public schools and other eligible employers are allowed to purchase annuity contracts and mutual fund shares through custodial accounts on behalf of employees. Generally, these purchase payments are excluded for tax purposes from employee gross incomes. However, these payments may be subject to FICA (Social Security) taxes.

Distributions of salary reduction contributions and earnings (other than your salary reduction accumulation as of December 31, 1988) are not allowed before age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

Penalty tax on certain withdrawals – Distributions from certain qualified contracts may be subject to ordinary income taxes and a 10% federal tax penalty on the amount treated as income. However, there is generally no penalty on distributions that are:

•	made on or after the taxpayer reaches age 59 1/2

•	made on or after the death of an owner

•	attributable to the taxpayer’s becoming disabled

•	made to pay deductible medical expenses

•	made to pay medical insurance premiums if you are unemployed

•	made to pay for qualified higher education expenses

•	made for a qualified first time home purchase up to $10,000

•	for IRS levies, or

•	made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer.

If you receive systematic payments that you intend to qualify for the substantially equal periodic payment exception, changes to your

100	PROSPECTUS	FINANCIAL INFORMATION

systematic payments before you reach age 59 1/2 or within five years (whichever is later) after beginning your systematic payments will result in the retroactive imposition of the 10% tax penalty with interest. In addition, you should note that distributions made before you reach age 59 1/2 under Option V-4, F-4, F-5 or any other option that provides for a period certain annuity may fail to satisfy this exception and may be subject to the 10% tax penalty.

Other exceptions may apply under certain circumstances and certain exemptions may not be applicable to certain types of plans. Special rules may also apply to the exceptions noted above. You should consult a tax adviser with regard to exceptions from the tax penalty. In particular, you should consult a tax adviser if you wish to take partial withdrawals in addition to the annuity payments made under an election of Option V-4, F-4 and F-5.

Other tax issues – You should note that the annuity contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be viewed as an incidental benefit, the amount of which is limited in any 401(a) or 403(b) plan. Because the death benefit may exceed this limitation, employers using the contract in connection with corporate pension and profit-sharing plans, or tax-sheltered annuities, should consult their tax adviser. The IRS has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as those available under this contract comport with IRA qualification requirements.

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified contract can be zero.

If your contract contains a guaranteed minimum withdrawal benefit rider (such as AssetAccess, Lifetime AssetAccess or Spousal AssetAccess), the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider.

Qualified contracts other than Roth IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement or consult a tax adviser for more information about these distribution rules. In addition, you should note that distributions made under Option V-4, F-4 or F-5 may not satisfy these minimum distribution rules. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Gender-neutral and gender-distinct tables

As a result of a U.S. Supreme Court ruling, employer-related plans must use rate tables that are gender-neutral to calculate annuity purchase rates. We have revised our tables for employer-related plans and filed them in the states where we do business. We will continue to use our gender-distinct tables in all other contracts, unless it is prohibited by state law. In those cases our gender-neutral tables will be used.

FINANCIAL INFORMATION	PROSPECTUS	101

Pension and annuity distributions generally are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. Recipients generally are provided the opportunity to elect not to have tax withheld from distributions. Taxable “eligible rollover distributions” from section 401(a), 403(a), 403(b) and eligible governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or the employee’s surviving spouse in the case of the employee’s death or to the employee’s former spouse as alternate payee under a qualified domestic relations order) from such a plan, except certain distributions such as distributions required by the Internal Revenue Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, if the employee chooses a direct rollover from the plan to a tax-qualified plan, 403(b) plan, or IRA or section 457(b) plan that separately accounts for rollover amounts.

Federal estate taxes

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Annuity purchases by nonresident aliens and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity contract purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchasers country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Our income taxes

At the present time, we make no charge for any federal, state or local taxes – other than the charge for state and local premium taxes that we incur – that may be attributable to the investment divisions of the Separate Account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine are attributable to the investment divisions of the Separate Account or the contracts.

Under current laws in several states, we may incur state and local taxes in addition to premium taxes. These taxes are not now significant and we

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are not currently charging for them. If they increase, we may deduct charges for such taxes.

The benefit of any foreign tax credits attributable to taxes paid by certain variable investment options to foreign jurisdictions cannot be passed through to you and thus we may benefit from such credits to the extent permitted under federal tax law.

Possible tax law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend this summary as tax advice.

PERFORMANCE RESULTS

From time to time, we may show performance information for the Separate Account’s investment divisions in advertisements, sales literature or other materials provided to existing or prospective contract owners. We may also provide an existing or prospective contract owner with reports which use historical performance on a hypothetical basis to demonstrate how the choice of alternate underlying investment options would have impacted the accumulation value, surrender value and death benefit during the accumulation phase and the amounts of annuity payments during the payout phase of the contract. These materials are based upon historical information and are not necessarily representative of future performance. When we show performance, we’ll always include SEC standard performance, which reflects all fees and charges for specified periods. We may also show non-standard performance, for example, without showing the effect of certain charges such as deferred sales charges.

Among the key performance measures we use are total returns and yields.

Total returns include: average annual total return, total return, and change in accumulation unit value – all of which reflect the change in the value of an investment in an investment division of the Separate Account over a specified period, assuming the reinvestment of all income dividends and capital gains distributions.

Yield figures may be quoted for investments in shares of the RS Cash Management VIP Series and other investment divisions. Current yield is a measure of the income earned on a hypothetical investment over a specified base period of seven days for the RS Cash Management VIP Series investment division, and 30 days (or one month) for other investment divisions. Effective yield is another measure which may be

FINANCIAL INFORMATION	PROSPECTUS	103

quoted by the RS Cash Management VIP Series investment division, which assumes that the net investment income earned during a base period will be earned and reinvested for a year. Yields are expressed as a percentage of the value of an accumulation unit at the beginning of the base period. Yields are annualized, which assumes that an investment division will generate the same level of net investment income over a one-year period. However, yields fluctuate daily.

Advertisements and sales literature for the Separate Account’s investment divisions may compare a Fund’s performance to that of investments offered through the separate accounts of other insurance companies that have similar investment objectives or programs. Promotional material may also compare a Fund’s performance to one or more indices of the types of securities which the Fund buys and sells for its portfolio.

Performance comparisons may be illustrated by tables, graphs or charts. Additionally, promotional material may refer to:

•	the types and characteristics of certain securities

•	features of a Fund’s portfolio

•	financial markets

•	historical, current or perceived economic trends, and

•	topics of general investor interest, such as personal financial planning.

In addition, advertisements and sales literature may refer to or reprint all or portions of articles, reports or independent rankings or ratings which relate specifically to the investment divisions or to other comparable investments. However, such material will not be used to indicate future performance.

Advertisements and sales literature about the variable annuity contract and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps.

These ratings relate only to GIAC’s ability to meet its obligations under the contract’s fixed-rate option and to pay death benefits and living benefits provided under the contract, not to the performance of the variable investment options.

Further information about the performance of each investment division is contained in their respective annual reports, which may be obtained from GIS free of charge.

104	PROSPECTUS	FINANCIAL INFORMATION

YOUR RIGHTS AND RESPONSIBILITIES

TELEPHONIC AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take fund transfer requests and changes in future allocations over the phone. If you would like this privilege, please complete an authorization form, or complete the appropriate section of your application. Once we have your authorization on file, you can authorize permitted transactions over the telephone by calling 1-800-533-0099 between 9:00 a.m. and the close of the New York Stock Exchange, generally 4:00 p.m. New York City time.

In addition to telephone services, we offer you the ability to use your personal computer to receive documents electronically, review your account information and to perform other specified transactions. If you want to participate in any or all of our electronic programs, we ask that you visit our website for information and registration. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. You may reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe the registration or instructions to be genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your account information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to contract administration or is not in the best interests of the contract owners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties we ask you to send your request by regular or express mail and we will process it using the accumulation unit value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	105

Free-look period

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it.

VOTING RIGHTS

We own the Fund’s shares, but you may have voting rights in the various Funds. To the extent that we are required by law, we will cast our votes according to the instructions of those contract owners who have an interest in variable investment options investing in Funds holding a shareholder vote, as of the shareholder meeting record date. Those votes for which we receive no instructions will be voted in the same proportion as those we have received instructions for. We’ll solicit instructions when the Funds hold shareholder votes. We have the right to restrict contract owner voting instructions if the laws change to allow us to do so.

The owner of the contract has voting rights. Voting rights diminish with the reduction of your contract value. The fixed-rate option has no voting rights.

YOUR RIGHT TO CANCEL THE CONTRACT

During the 10-day period after receiving your contract, the free-look period, you have the right to examine your contract and return it for cancellation if you change your mind about buying it. Longer periods may apply in some states.

In order to cancel your contract, we must receive both the contract and your cancellation notice in good order. You can forward these documents to GIAC’s customer service office or to the registered representative who sold you the contract. If you mail the notice, we consider it received on the postmark date, provided it has been properly addressed and the full postage has been paid.

Upon cancellation, we’ll refund to you:

•	the difference between the gross premiums you paid (including contract fees, annuity taxes and other charges) and the amounts we allocated to the variable investment and fixed-rate options you chose; and

•	the accumulation value of the contract on the date we receive your cancellation.

If state law requires, you will receive the total premium you paid for the contract instead.

INACTIVE CONTRACT

We have the right to cancel the contract and pay you the accumulation value in a lump sum if, prior to the date annuity payments begin, all of the following conditions exist:

•	you have not made any premium payments for two consecutive contract years;

•	the total amount of any premium payments made, less any partial withdrawals, is less than $2,000; and

•	the accumulation value at the end of the second contract year is less than $2,000

106	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

DISTRIBUTION OF THE CONTRACT

The variable annuity contract is sold by insurance agents who are licensed by GIAC and who are either registered representatives of Guardian Investor Services LLC (GIS) or of broker-dealer firms that have entered into sales agreements with GIS and GIAC (including Park Avenue Securities LLC, a wholly owned subsidiary of GIAC). GIS and such other broker-dealers are members of the National Association of Securities Dealers, Inc.

GIAC will generally pay commissions to these individuals or broker-dealer firms for the sale of contracts. When we compensate a firm, the representative responsible for the sale of the contract will receive a portion of the compensation based on the practice of the firm. Commissions may vary, but will not exceed the limits of applicable laws and regulations.

Currently, there are several compensation programs from which these individuals or firms may choose. One compensation program is based on a percentage of the initial contract premium payment of 7%. The other compensation programs provide a lower commission on the initial premium payment but allow for ongoing annual compensation based on a percentage of the contract value. Typically, the additional annual compensation begins only after the completion of a certain number of contract years. Also, additional annual compensation may be payable while certain contract riders are in effect or under variable payout options. The maximum annual compensation possible based on contract value is .75%.

We reserve the right to pay any compensation permissible under applicable state law and regulations, including, for example, additional sales or service compensation while a contract is in force or additional amounts paid in connection with special promotional incentives. In addition, we may compensate certain individuals for the sale of contracts in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. Individuals may also qualify for non-cash compensation such as expense-paid trips and educational seminars.

In addition to the compensation described above, GIAC may make additional cash payments (sometimes called “revenue sharing”) or make reimbursements to some broker-dealers in recognition of their marketing and distribution, transaction processing, and/or administrative services support. Marketing and distribution support services may include, among other services, placement of GIAC’s products on the broker-dealers’ preferred or recommended list, access to the broker-dealers’ registered representatives for purposes of promoting sales of GIAC’s products, assistance in training and education of GIAC’s agents, and opportunities for GIAC to participate in sales conferences and educational seminars. Payments or reimbursements may be calculated as a percentage of the particular broker-dealer’s actual or expected aggregate sales of all of our variable contracts, or assets held within those contracts (generally not

YOUR RIGHTS AND RESPONSIBILITIES	PROSPECTUS	107

exceeding .20% of sales or .15% of assets held), and/or may be a fixed dollar amount. Additionally, we may increase the sales compensation paid to broker-dealers for a period of time for the sale of a particular product.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ among firms. Firms and/or individual registered representatives within some firms that participate in one of these compensation arrangements might receive greater compensation for selling this contract than for selling a different annuity contract that is not eligible for these compensation arrangements. As a result, these payments may serve as an incentive for broker-dealers to promote the sale of particular products.

You should ask your registered representative for further information about what commissions or other compensation he or she, or the broker-dealer for whom he or she works, may receive in connection with your purchase of a contract.

If you return your contract under the right to cancel provisions, the representative may have to return some or all of any commissions we have paid.

The fees and charges imposed under the contract defray the costs of commissions and other sales expenses. You are not charged directly for commissions or other compensation paid for the sale of the contract.

The principal underwriter of the contract is GIS, located at 7 Hanover Square, New York, New York 10004.

108	PROSPECTUS	YOUR RIGHTS AND RESPONSIBILITIES

OTHER INFORMATION

LEGAL PROCEEDINGS

The Separate Account, GIAC and GIS are not parties to any pending material legal proceeding.

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the contract described in this prospectus. If you would like a free copy, please call us toll-free at 1-800-221-3253, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

Box 26210

Lehigh Valley, Pennsylvania 18002

The SAI contains the following information:

•	Services to the Separate Account

•	Annuity payments

•	Tax status of the contracts

•	Calculation of Yield Quotations for The Guardian Cash Fund Investment Division

•	Valuation of assets of the Separate Account

•	Transferability restrictions

•	Experts

•	Financial statements.

OTHER INFORMATION	PROSPECTUS	109

SPECIAL TERMS USED IN THIS PROSPECTUS

Accumulation period

The period between the issue date of the contract and the annuity commencement date.

Accumulation unit

A measure used to determine the value of a contract owner’s interest under the contract before annuity payments begin.

Accumulation value

The value of all the accumulation units in the variable investment options and/or the fixed-rate option credited to a contract.

Annuitant

The person on whose life the annuity payments are based and on whose death, prior to the annuity commencement date, benefits under the contract are paid.

Annuity commencement date

The date on which annuity payments under the contract begin.

Annuity Payments

Periodic payments, either variable or fixed in nature, made by GIAC to the contract owner at monthly or other periodic intervals after the annuity commencement date.

Annuity unit

A measure used to determine the amount of any variable annuity payment.

Contingent annuitant

A contingent annuitant is the person you name at issue to become the annuitant if the annuitant dies before the annuity commencement date. A contingent annuitant may be named only if the owner and the annuitant are not the same person. Only the owner may change a contingent annuitant.

Contract anniversary date

The annual anniversary measured from the issue date of the contract.

Contract owner

You (or your); the person(s) or entity designated as the owner in the contract.

Funds

The open-end management investment companies, each corresponding to a variable investment option. The Funds are listed on the front cover of this prospectus.

Good order

Notice from any party authorized to initiate a transaction under this contract, received in a format satisfactory to GIAC at its customer service office, that contains all information required by GIAC to process that transaction. In addition, transaction requests must be received on a valuation date no later than the close of the New York Stock Exchange, generally 4:00 p.m. New York City time, in order to receive that day’s accumulation unit values.

Valuation date

A date on which accumulation unit values are determined. Accumulation unit values are determined on each date on which the New York Stock Exchange or its successor is open for trading. Valuations for any date other than a valuation date will be determined on the next valuation date.

Valuation period

The time period from the determination of one accumulation unit and annuity unit value to the next.

Variable investment options

The Funds underlying the contract are the variable investment options – as distinguished from the fixed-rate option – available for allocations of net premium payments and allocation values.

110	PROSPECTUS	SPECIAL TERMS USED IN THIS PROSPECTUS

APPENDIX A – SUMMARY FINANCIAL INFORMATION

The following two charts containing accumulation unit information for the time periods indicated are derived from the financial statements of Separate Account R, which were audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, for the year ending December 31, 2005. The data in the charts should be read in conjunction with the financial statements, related notes and other financial information for Separate Account R which are included in the Statement of Additional Information.

The Separate Account commenced operations on March 8, 2004. All accumulation unit values when they first became available began at an accumulation unit value of $10.00. If no data appears for a particular unit value or rider, then that funding option or rider was not available at that time or there were no outstanding accumulation units. The accumulation unit value as indicated for the end of one year is also the accumulation unit value at the beginning of the next year.

Variable accumulation unit value for an accumulation unit value outstanding throughout the period:

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
ECADB = Enhanced Contract Anniversary Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yrEDB and LB or EB	7yrEDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	ECADB	ECADB and LB or EB
The Guardian Stock Fund	2005	$10.51	$10.47	$10.42	$10.46	$10.41	$10.36	$10.63	$10.61
	2004	10.23	10.21	10.19	10.21	10.18	10.16	—	—
The Guardian VC 500 Index Fund	2005	10.97	10.92	10.87	10.91	10.86	10.81	10.55	10.53
	2004	10.65	10.63	10.60	10.62	10.59	10.57	—	—
The Guardian VC Asset Allocation Fund	2005	10.92	10.87	—	10.86	10.81	10.76	10.49	—
	2004	10.61	10.59	—	10.59	10.56	10.54	—	—
The Guardian VC High Yield Bond Fund	2005	10.76	10.72	10.67	10.71	10.66	10.61	10.31	—
	2004	10.57	10.55	10.53	10.55	10.52	10.50	—	—
The Guardian VC Low Duration Bond Fund	2005	9.89	9.85	9.81	9.84	9.80	9.75	10.03	10.01
	2004	9.91	9.89	9.87	9.89	9.87	9.84	—	—
The Guardian UBS VC Large Cap Value Fund	2005	11.96	11.91	—	11.90	11.84	11.79	10.86	—
	2004	11.07	—	—	11.04	11.02	10.99	—	—
The Guardian UBS VC Small Cap Value Fund	2005	11.59	11.55	11.49	11.54	11.48	11.42	10.69	10.67
	2004	11.29	11.27	11.24	11.26	11.23	11.21	—	—
The Guardian Bond Fund, Inc.	2005	10.24	10.20	10.15	10.19	10.14	10.09	10.12	10.10
	2004	10.15	10.13	10.11	10.13	10.11	10.08	—	—
The Guardian Cash Fund, Inc.	2005	10.06	10.02	9.97	10.01	9.97	—	10.08	—
	2004	9.94	9.92	9.90	9.92	9.90	—	—	—
Gabelli Capital Asset Fund	2005	10.94	10.90	10.84	10.89	10.83	10.78	10.35	10.33
	2004	10.88	10.86	10.83	10.85	10.83	10.80	—	—
Baillie Gifford International Growth Fund	2005	12.62	12.57	12.51	12.55	12.49	12.43	11.32	11.30
	2004	11.03	11.01	10.99	11.01	10.98	10.96	—	—
Baillie Gifford Emerging Markets Fund	2005	15.84	15.78	15.70	15.76	15.68	15.61	13.41	13.38
	2004	11.44	11.42	11.39	11.41	11.38	11.36	—	—
The Guardian Small Cap Stock Fund	2005	10.59	10.55	—	10.54	10.49	10.44	10.68	10.66
	2004	10.73	10.71	—	10.71	10.68	10.66	—	—
Value Line Centurion Fund	2005	11.53	11.48	—	11.47	11.42	11.36	11.10	—
	2004	10.72	—	—	10.70	10.67	10.64	—	—
Value Line Strategic Asset Management Trust	2005	11.75	11.70	11.64	11.69	11.63	11.58	10.84	10.82
	2004	10.93	10.91	10.88	10.90	10.88	10.85	—	—
AIM V.I. Aggressive Growth Fund Series II	2005	11.06	11.01	—	11.00	10.95	—	10.80	—
	2004	10.63	—	—	10.61	10.58	—	—	—
AIM V.I. Basic Value Fund Series II	2005	11.05	—	—	10.99	10.94	—	10.54	—
	2004	10.63	—	—	—	10.58	—	—	—
AIM V.I. Government Securities Fund Series II	2005	10.02	9.98	9.93	9.97	9.92	9.88	10.04	—
	2004	10.03	10.01	9.99	10.00	9.98	9.96	—	—
AIM V.I. Growth Fund Series II	2005	10.74	10.70	—	10.69	10.63	10.58	10.89	—
	2004	10.17	—	—	10.14	10.12	10.10	—	—

APPENDIX	PROSPECTUS	111

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
ECADB = Enhanced Contract Anniversary Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yrEDB and LB or EB	7yrEDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	ECADB	ECADB and LB or EB
AIM V.I. Mid Cap Core Equity Fund Series II	2005	$11.54	$11.50	—	$11.49	$11.43	—	$10.57	—
	2004	10.92	10.90	—	10.89	10.87	—	—	—
AIM V.I. Premier Equity Fund Series II	2005	10.60	—	10.51	10.55	10.50	—	—	—
	2004	10.21	—	10.16	10.18	10.16	—	—	—
Alger American Leveraged Allcap Class S	2005	11.63	11.61	—	11.61	—	—	11.61	—
	2004	—	—	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B	2005	11.09	11.04	10.99	11.03	10.98	10.93	10.39	10.37
	2004	10.76	10.73	10.71	10.73	10.70	10.68	—	—
AllianceBernstein Large Cap Growth Portfolio Class B	2005	11.72	11.67	—	11.66	11.61		12.20	—
	2004	10.36	—	—	10.33	10.31	—	—	—
AllianceBernstein Global Technology Portfolio Class B	2005	9.66	—	—	9.61	9.56		11.32	—
	2004	9.45	—	—	9.43	9.41	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B	2005	14.71	14.66	14.58	14.64	14.57	14.50	11.97	11.94
	2004	13.40	13.38	—	13.37	13.34	13.31	—	—
AllianceBernstein Value Portfolio Class B	2005	11.24	11.20	—	11.19	11.13	11.08	10.48	—
	2004	10.81	10.79	—	10.79	10.76	10.74	—	—
Davis Financial Portfolio	2005	11.10	11.08	—	—	—	—	—	11.05
	2004	—	—	—	—	—	—	—	—
Davis Real Estate Portfolio	2005	12.02	12.01	—	12.00	11.98	—	12.00	11.98
	2004	—	—	—	—	—	—	—	—
Davis Value Portfolio	2005	10.82	10.80	—	10.80	10.78	—	10.80	10.78
	2004	—	—	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2	2005	10.63	10.59	10.54	10.58	10.53	10.48	10.60	10.58
	2004	10.22	10.20	—	10.20	10.17	10.15	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	2005	12.82	12.77	12.71	12.76	12.70	12.64	11.48	11.46
	2004	11.15	11.13	11.11	11.13	11.10	11.07	—	—
Fidelity VIP Equity-Income Portfolio Service Class 2	2005	11.19	11.15	11.10	11.14	11.09	11.03	10.62	—
	2004	10.76	10.74	10.71	10.73	10.71	10.68	—	—
Fidelity VIP Growth Portfolio Service Class 2	2005	9.94	9.90	—	9.89	9.85	9.80	10.89	—
	2004	9.56	—	—	9.54	9.52	9.50	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2005	10.21	10.17	10.12	10.16	10.11	10.06	10.11	10.10
	2004	10.16	—	10.12	10.14	10.11	10.09	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	2005	13.85	13.80	13.73	13.79	13.72	13.65	11.56	11.54
	2004	11.91	11.89	11.86	11.88	11.86	11.83	—	—
Templeton Growth Securities Fund Class 2	2005	11.91	11.87	11.81	11.86	11.80	11.74	10.60	—
	2004	11.11	11.08	11.06	11.08	11.05	11.03	—	—
Franklin Rising Dividends Securities Fund Class 2	2005	11.06	11.01	10.96	11.00	10.95	10.89	10.52	10.51
	2004	10.85	10.83	10.80	10.82	10.79	10.77	—	—
Franklin Small Cap Value Securities Fund Class 2	2005	12.76	12.71	—	12.70	12.64	12.57	10.86	—
	2004	11.90	11.88	—	11.88	11.85	—	—	—
MFS Research Bond Series Service Class	2005	10.26	10.22	10.17	10.21	10.16	10.11	10.09	10.07
	2004	10.28	10.26	—	10.26	10.23	10.21	—	—
MFS Capital Opportunities Series Service Class	2005	10.56	10.52	—	10.51	10.46	—	—	—
	2004	10.56	—	—	10.54	10.51	—	—	—
MFS Emerging Growth Series Service Class	2005	11.32	11.28	—	11.27	11.21	—	11.39	—
	2004	10.55	—	—	10.52	10.50	—	—	—
MFS Investors Trust Series Service Class	2005	11.31	11.26	—	11.25	11.20	—	10.71	10.69
	2004	10.72	—	—	10.70	10.67	—	—	—
MFS New Discovery Series Service Class	2005	9.87	9.83	—	9.82	9.78	9.73	11.41	—
	2004	9.54	9.52	—	9.52	9.49	9.47	—	—

112	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
ECADB = Enhanced Contract Anniversary Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yrEDB and LB or EB	7yrEDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	ECADB	ECADB and LB or EB
MFS Strategic Income Series Service Class	2005	$10.47	$10.43	—	$10.42	$10.37	$10.32	$10.13	—
	2004	10.45	—	—	10.43	10.40	10.38	—	—
MFS Total Return Series Service Class	2005	10.85	10.81	10.75	10.80	10.74	10.69	10.20	—
	2004	10.73	10.71	10.68	10.70	10.68	10.65	—	—
Van Kampen Life Investment Trust Government Portfolio Class II	2005	10.35	10.31	10.26	10.30	10.25	10.20	10.16	10.15
	2004	10.17	—	10.13	10.15	10.12	10.10	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2005	11.90	11.86	11.80	11.85	11.79	11.73	10.79	10.77
	2004	11.01	10.99	10.96	10.98	10.96	10.93	—	—

APPENDIX	PROSPECTUS	113

APPENDIX A

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
ECADB = Enhanced Contract Anniversary Death Benefit

Number of accumulation units outstanding at the end of the indicated period:

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yrEDB and LB or EB	7yrEDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	ECADB	ECADB and LB or EB
The Guardian Stock Fund	2005	243,591	2,928	118	14,346	104,930	6,276	9,537	3,402
	2004	78,510	858	118	19,433	50,977	221	—	—
The Guardian VC 500 Index Fund	2005	1,041,208	60,327	7,809	127,068	98,762	9,596	33,273	5,635
	2004	295,705	14,346	4,220	61,258	39,499	1,653	—	—
The Guardian VC Asset Allocation Fund	2005	249,896	485	—	6,214	10,685	225	123	—
	2004	60,852	480	—	6,933	6,699	227	—	—
The Guardian VC High Yield Bond Fund	2005	398,091	17,588	4,463	2,659	48,708	87	1,134	—
	2004	140,339	4,790	2,366	618	9,771	88	—	—
The Guardian VC Low Duration Bond Fund	2005	252,819	3,153	2,476	118,321	18,098	16,094	6,803	7,687
	2004	88,034	5	2,468	60,386	17,330	10,313	—	—
The Guardian UBS VC Large Cap Value Fund	2005	144,200	6,225	—	15,055	24,543	3,646	6,482	—
	2004	71,988	—	—	7,106	7,452	3,767	—	—
The Guardian UBS VC Small Cap Value Fund	2005	159,704	7,759	38	18,724	35,582	9,267	2,470	32
	2004	59,028	2,379	40	14,467	10,684	6,726	—	—
The Guardian Bond Fund, Inc.	2005	2,133,752	71,274	17,291	101,950	123,491	12,820	100,933	12,312
	2004	235,550	14,374	10,472	61,249	40,739	1,644	—	—
The Guardian Cash Fund, Inc.	2005	871,346	22,137	1,522	4,151	62,954	—	9,919	—
	2004	684,740	4,827	1,013	4,077	89,377	—	—	—
Gabelli Capital Asset Fund	2005	465,804	37,543	122	68,006	138,833	2,772	13,657	504
	2004	219,705	8,966	117	41,301	60,623	2,843	—	—
Baillie Gifford International Growth Fund	2005	687,277	35,683	4,146	46,852	82,927	5,911	33,179	5,228
	2004	165,355	10,120	3,144	23,453	26,788	525	—	—
Baillie Gifford Emerging Markets Fund	2005	471,485	22,071	4,038	22,070	56,304	2,895	9,547	2,932
	2004	170,484	5,103	3,197	12,508	23,487	64	—	—
The Guardian Small Cap Stock Fund	2005	471,914	32,171	—	33,345	78,710	7,839	10,882	3,641
	2004	208,448	14,111	—	24,772	25,421	4,095	—	—
Value Line Centurion Fund	2005	58,465	54	—	91	10,330	3,835	1,732	—
	2004	23,402	—	—	94	3,212	935	—	—
Value Line Strategic Asset Management Trust	2005	448,645	12,335	1,116	25,453	77,048	4,437	10,553	2,527
	2004	149,875	11,245	155	20,805	20,094	2,611	—	—
AIM V.I. Aggressive Growth Fund Series II	2005	74,789	126	—	9,785	4,525	—	12	—
	2004	46,215	—	—	2,824	1,355	—	—	—
AIM V.I. Basic Value Fund Series II	2005	160,795	—	—	2,586	57,582	—	4,390	—
	2004	79,970	—	—	—	35,458	—	—	—
AIM V.I. Government Securities Fund Series II	2005	297,438	6,953	6,295	24,408	14,551	2,965	1,400	—
	2004	60,077	1,024	5,248	17,518	3,149	2,759	—	—
AIM V.I. Growth Fund Series II	2005	329,814	8,563	—	9,951	20,957	3,489	12,555	—
	2004	19,079	—	—	6,944	128	3,495	—	—
AIM V.I. Mid Cap Core Equity Fund Series II	2005	100,823	8,873	—	2,614	20,325	—	1,212	—
	2004	32,597	2,245	—	715	7,875	—	—	—
AIM V.I. Premier Equity Fund Series II	2005	19,926	—	2,075	1,210	3,791	—	—	—
	2004	16,528	—	1,038	1,440	3,368	—	—	—
Alger American Leveraged Allcap Class S	2005	13,031	416	—	212	—	—	3	—
	2004	—	—	—	—	—	—	—	—
AllianceBernstein Growth & Income Portfolio Class B	2005	174,925	4,874	1,495	8,584	25,676	8,242	7,354	2,651
	2004	109,696	1,246	1,041	4,088	10,206	740	—	—

114	PROSPECTUS	APPENDIX

7yrEDB = Seven Year Enhanced Death Benefit	LB = Living Benefit
CAEDB = Contract Anniversary Enhanced Death Benefit	EB = Earnings Benefit
ECADB = Enhanced Contract Anniversary Death Benefit

INVESTMENT OPTION	YEAR END	BASIC	7yr EDB	7yrEDB and LB or EB	7yrEDB, LB and EB	CAEDB or LB and EB	CAEDB and LB or EB	ECADB	ECADB and LB or EB
AllianceBernstein Large Cap Growth Portfolio Class B	2005	93,045	2,940	—	3,502	18,652		2,390	—
	2004	59,024	—	—	2,522	14,482	—	—	—
AllianceBernstein Global Technology Portfolio Class B	2005	50,834	—	—	2,051	1,820		823	—
	2004	26,158	—	—	1,213	36	—	—	—
AllianceBernstein Real Estate Investment Portfolio Class B	2005	515,114	2,398	1,387	27,560	73,150	6,039	3,426	1,627
	2004	222,969	543	—	13,619	31,627	936	—	—
AllianceBernstein Value Portfolio Class B	2005	106,013	1,677	—	6,576	21,538	4,700	16,686	—
	2004	49,625	829	—	5,593	5,448	5,383	—	—
Davis Financial Portfolio	2005	34,678	2,824	—	—	—	—	—	477
	2004	—	—	—	—	—	—	—	—
Davis Real Estate Portfolio	2005	108,294	4,775	—	6,260	9,120	—	8,331	6,190
	2004	—	—	—	—	—	—	—	—
Davis Value Portfolio	2005	581,839	19,960	—	17,085	22,123	—	64,036	471
	2004	—	—	—	—	—	—	—	—
Fidelity VIP Balanced Portfolio Service Class 2	2005	272,063	6,585	1,020	15,203	21,189	60	715	473
	2004	135,816	6,377	—	8,083	7,268	61	—	—
Fidelity VIP Contrafund Portfolio Service Class 2	2005	1,848,988	79,739	11,785	144,183	181,285	15,247	87,060	8,091
	2004	642,126	32,224	6,563	60,465	60,439	15,297	—	—
Fidelity VIP Equity-Income Portfolio Service Class 2	2005	743,976	28,223	115	56,359	138,484	11,205	30,740	—
	2004	256,930	13,327	116	39,692	71,568	914	—	—
Fidelity VIP Growth Portfolio Service Class 2	2005	136,709	2,157	—	14,153	19,649	6,014	1,923	—
	2004	79,835	—	—	10,854	4,397	6,748	—	—
Fidelity VIP Investment Grade Bond Portfolio Service Class 2	2005	354,383	8,725	7,068	82,207	22,129	17,232	4,492	7,591
	2004	81,598	—	4,347	39,683	11,896	6,151	—	—
Fidelity VIP Mid Cap Portfolio Service Class 2	2005	1,088,794	45,443	4,321	58,321	192,001	16,633	68,341	6,224
	2004	454,147	15,769	2,009	36,499	80,183	9,826	—	—
Templeton Growth Securities Fund Class 2	2005	470,342	9,413	75	10,951	35,089	1,129	11,927	—
	2004	178,837	1,962	78	6,154	23,999	1,135	—	—
Franklin Rising Dividends Securities Fund Class 2	2005	542,038	12,123	1,327	28,851	110,709	5,859	9,180	257
	2004	209,089	2,771	229	13,838	65,738	2,573	—	—
Franklin Small Cap Value Securities Fund Class 2	2005	270,878	11,149	—	13,314	87,034	2,838	4,048	—
	2004	91,134	2,358	—	8,631	45,422	—	—	—
MFS Research Bond Series Service Class	2005	177,308	6,304	3,000	48,722	26,808	359	139	3,499
	2004	52,457	5,288	—	27,135	10,076	340	—	—
MFS Capital Opportunities Series Service Class	2005	12,250	8	—	1,074	307	—	—	—
	2004	3,878	—	—	1,705	309	—	—	—
MFS Emerging Growth Series Service Class	2005	38,836	245	—	2,888	5,275	—	84	—
	2004	11,726	—	—	1,024	2,463	—	—	—
MFS Investors Trust Series Service Class	2005	37,127	1,149	—	2,658	1,605	—	239	471
	2004	15,808	—	—	505	355	—	—	—
MFS New Discovery Series Service Class	2005	56,902	375	—	6,192	8,101	2,854	11,317	—
	2004	36,867	42	—	5,940	5,457	2,893	—	—
MFS Strategic Income Series Service Class	2005	43,657	34	—	5,651	15,785	5,970	2,454	—
	2004	8,678	—	—	5,837	7,549	231	—	—
MFS Total Return Series Service Class	2005	1,535,860	47,823	11,248	60,388	138,717	15,008	46,773	—
	2004	501,500	28,435	5,967	42,328	67,322	2,666	—	—
Van Kampen Life Investment Trust Government Portfolio Class II	2005	232,084	3,696	173	41,137	26,106	3,384	1,275	4,574
	2004	63,425	—	167	20,485	15,722	3,189	—	—
Van Kampen Life Investment Trust Growth & Income Portfolio Class II	2005	507,315	20,299	2,065	28,575	46,011	12,408	16,587	458
	2004	154,814	6,853	2,060	8,666	11,704	5,367	—	—

APPENDIX	PROSPECTUS	115